As filed with the Securities and Exchange Commission on March 21, 2019

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN MORTGAGE AND INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Gifford R. Zimmerman

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	1,000 Shares	$25.00	$25,000	$3.03

(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN MORTGAGE OPPORTUNITY TERM FUND (JLS)

AND

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 (JMT)

[*], 2019

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.

You are receiving the Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2,” and together with Mortgage Opportunity, the “Target Funds” and each, a “Target Fund”). In addition to the regular election of members of each Target Fund’s Board of Trustees (each, a “Board”), at this meeting shareholders will be asked to vote on certain proposals in connection with the proposed combination of each Target Fund (each, a “Merger” and together, the “Mergers”) and Nuveen Mortgage and Income Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a “Fund”), a newly created closed-end management investment company. As more fully described below, the proposal will allow shareholders of each Target Fund to either continue their investment in securitized credit through a merger with a wholly owned subsidiary of the Acquiring Fund or receive net asset value (“NAV”) for their Target Fund shares through a tender offer to be conducted by each Target Fund.

Proposal Regarding the Mergers

Q.	What does the proposal entail?

A.

Mortgage Opportunity and Mortgage Opportunity 2 are term funds that are scheduled to terminate on November 30, 2019 or February 28, 2020, respectively, unless the Board of each Target Fund extends the term in accordance with the charter documents of each Target Fund. In connection with the termination of each Target Fund, shareholders would receive the then-current NAV of their Target Fund. In light of the upcoming scheduled termination of each Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each of the Target Funds, has recommended and each Target Fund’s Board has approved a proposal that will allow shareholders of a Target Fund to either continue their investment in securitized credit through a Merger or receive NAV for their Target Fund shares through a tender offer.

As part of the proposal, shareholders of each Target Fund will be asked to vote on the Merger. The Mergers are not contingent on each other. If a Target Fund’s shareholders approve the Merger, the Board has authorized the Target Fund to commence a tender offer for up to 100% of its outstanding shares at net asset value (each a “Tender Offer” and together, the “Tender Offers”). As a condition to completing the Tender Offer(s) and consummating either Merger,

i

the aggregate managed assets of the Target Fund or Target Funds must equal or exceed $100 million as of the expiration date of the Tender Offer(s) taking into account the amounts that would be paid to shareholders who have properly tendered their shares (the “Merger Threshold”). If the Merger Threshold is attained and the other closing conditions to the Tender Offer and Merger are satisfied or waived, the applicable Target Fund will purchase all common shares properly tendered and its Merger will occur.

If a Target Fund does not approve the Merger, the Merger Threshold is not met or any other closing conditions are not satisfied or waived, the Tender Offer(s) will not be completed, the Merger will not occur and the Target Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Target Fund.

The Acquiring Fund will have no set termination date. The Acquiring Fund will have an investment objective to generate high current income through opportunistic investments in securitized credit and a broader mandate that permits greater exposure to non-mortgage related asset-backed securities (“ABS”). The Acquiring Fund will have a fund-level management fee schedule that is 15 basis points (0.15%) lower at each breakpoint than the current fund-level management fee schedule of each Target Fund. Additionally, during the first year following each Merger, the Adviser has agreed to waive fees and reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months following each Merger, 0.75% for the next 3 months, and 0.25% for the next 3 months.

Q.	Why were the Target Funds launched as term funds?

A.

Mortgage Opportunity and Mortgage Opportunity 2 were launched in late 2009 and early 2010, respectively, and sought to capitalize on the potential for recovery in the U.S. residential and commercial real estate markets and a corresponding recovery in the valuation of mortgage-backed securities (“MBS”). The Target Funds were structured with a limited term for a number of reasons, including that each Target Fund was designed to take advantage of the opportunity then presented by historically low valuations of MBS and that each Target Fund invested a portion of its portfolio in a fund participating in the Private-Public Investment Program of the U.S. Department of Treasury (“UST”), which had a scheduled eight-year term. Accordingly, each of Mortgage Opportunity and Mortgage Opportunity 2 has a limited term of ten years and will terminate in November 2019 or February 2020, respectively, unless the Board extends the term of the Target Fund in accordance with the charter documents of the Target Fund.

Q.	Why does the Adviser believe that securitized credit is an attractive asset class?

A.

The proposal is intended to give shareholders the opportunity to maintain their exposure to securitized credit, which the Adviser believes is an important building block of diversified income portfolios due to attractive yields and low correlations relative to traditional assets classes. Securitized sectors have also displayed a tendency to perform independently from each other, further enhancing their attractiveness as portfolio diversifiers. Over the course of the last several years, credit related securitized assets benefited from a positive technical backdrop and strong underlying fundamentals including a robust labor market, rising incomes, and strengthening household balance sheets. While global headwinds and potentially higher rates could taper near term growth expectations, the Adviser believes the sector’s underlying fundamentals remain intact and are likely sustainable going forward.

Q.	Why will each Target Fund conduct a 100% Tender Offer at net asset value?

A.

The Tender Offer will provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the Acquiring Fund following the Merger to exit the Target Fund at net asset value, which is what shareholders would receive upon the termination of the Target Fund in accordance with its current term structure. If the Merger Threshold is not attained, the Tender Offer will be cancelled and the Target Fund will terminate as scheduled, unless the Board extends the term of the Target Fund in accordance with the charter documents of the Target Fund. See “What does the proposal entail?” above.

Q.	Do the Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks?

A.

Mortgage Opportunity and Mortgage Opportunity 2 have the same investment objective, which is to generate attractive total returns through opportunistic investments in MBS. Each Target Fund invests at least 80% of its managed assets in MBS, consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Wellington Management Company, LLP serves as sub-adviser to the Target Funds.

The Acquiring Fund will be managed in accordance with Nuveen’s securitized credit strategy, with Teachers Advisors, LLC (“TAL”), an affiliate of Nuveen, LLC, serving as sub-adviser to the Acquiring Fund. The Acquiring Fund will have an investment objective to generate high current income through opportunistic investments in securitized credit. The Acquiring Fund’s mandate is similar to the mandate of the Target Funds, but permits greater exposure to asset-backed securities and securitized credit that are not mortgage related. The Acquiring Fund will invest at least 65% of its managed assets in MBS, including RMBS and CMBS, and up to 35% of its managed assets in non-mortgage related ABS.

Q.	How will the proposal impact fees and expenses?

A.	The Acquiring Fund will have a fund-level management fee schedule that is 15 basis points (0.15%) lower at each breakpoint than the current fund-level management fee schedule of each Target Fund.

Additionally, the Adviser has agreed to waive fees and expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months following each Merger, 0.75% for the next 3 months, and 0.25% for the next 3 months. The fee waiver will result in higher net income, which could translate into a higher distribution rate and potentially better secondary market trading.

The reduced management fee and fee waiver are expected to result in cost savings to Target Fund shareholders who continue as Acquiring Fund shareholders following the Mergers.

Q.	Will shareholders of the Target Funds have to pay any fees or expenses in connection with the Mergers and Tender Offers?

A.	The Adviser is bearing the costs of the Mergers and the Tender Offers, other than portfolio transaction costs in connection with repositioning the portfolio to meet the investment objective,

policies and strategies of the Acquiring Fund and portfolio transaction costs in order to complete the Tender Offers, which may be substantial. Common shareholders of the Target Funds will bear these costs indirectly. Turnover and transaction costs associated with the Tender Offers are not expected to be greater than the costs that would be associated with the liquidation of the portfolio in anticipation of the scheduled termination date.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could be applicable as a result of the Mergers and the Tender Offers. These shareholder account fees, if any, are not paid or otherwise remitted to the Target Funds or the Adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	How will the proposal impact distributions?

A.

The Acquiring Fund will employ a cash-flow distribution policy whereby fund distributions generally represent only the net cash flow received from portfolio investments. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. This is the same distribution policy that Mortgage Opportunity and Mortgage Opportunity 2 currently employ. Distribution rates of the Acquiring Fund immediately following the Merger(s) are anticipated to be at least equal to pre-Merger distribution rates of each Target Fund on a common share equivalent basis. As mentioned above, the fee waiver is expected to result in higher net income, which may translate into a higher distribution rate and potentially better secondary market trading.

Q.	What are the potential benefits of the proposal?

A.	Each Target Fund’s Board considered information provided by the Adviser with respect to potential benefits of its Merger with the Acquiring Fund, including, among other things:

•

Maintaining Exposure to Securitized Credit. Each Merger will allow existing shareholders of a Target Fund whose investments would otherwise be liquidated at the end of such Target Fund’s scheduled term to maintain their investment in a fund with a similar investment objective and a broader mandate that focuses on securitized credit.

•

Management Fee Savings. The Acquiring Fund will have a fund-level management fee schedule that is 15 basis points (0.15%) lower at each breakpoint than the current fund-level management fee schedules of the Target Funds.

•

Fee Waiver. During the first year following the Mergers, the Adviser has agreed to waive its advisory fee or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months, which is expected to result in higher net income, and could translate into a higher distribution rate and potentially better secondary market trading of shares.

•	Cost Savings. The reduced management fee and fee waiver are expected to result in cost savings to Target Fund shareholders who continue as Acquiring Fund shareholders following the Mergers.

•

Costs of the Mergers and Tender Offers. The Adviser will bear the costs of the Mergers and the Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

Each Target Fund’s Board also considered that the Tender Offer to be conducted by the Target Fund prior to the consummation of its Merger could diminish some of the expected fee and expense savings to the extent that the Acquiring Fund’s asset base is smaller than the current asset base of Mortgage Opportunity 2 and, to a greater extent, Mortgage Opportunity, as a result of high participation rates by Target Fund shareholders in the Tender Offer.

Q.	Will the Mergers constitute a taxable event for federal income tax purposes for the Target Funds’ shareholders?

A.

It is currently unclear whether the Mergers will qualify as tax-free reorganizations for federal income tax purposes. As discussed in greater detail in the Joint Proxy Statement/Prospectus, whether a Merger qualifies as a reorganization for federal income tax purposes will depend on, among other things, the level of participation in the Target Fund’s Tender Offer. The more shares of a Target Fund that are tendered, the less likely it is that the Merger of such Target Fund into the Acquiring Fund will qualify as a reorganization for federal income tax purposes. Each Merger is evaluated separately for this purpose and the federal income tax treatment of one Merger will not impact the federal income tax treatment of the other Merger.

If a Merger qualifies as a reorganization, it is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Merger, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share. If a Merger does not qualify as a reorganization, it is expected that each Target Fund shareholder will generally recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received in the Merger and the adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Merger. In addition, each Target Fund would recognize any unrealized gains, but possibly not losses, on its assets as a result of the Merger. As of December 31, 2018, each Target Fund had net unrealized losses.

Regardless of whether a Merger qualifies as a reorganization, each Target Fund expects to declare prior to its Merger a distribution of all of its net investment income and net capital gains, if any, including recognized net gain arising from its Merger if the Merger does not qualify as a reorganization. All or a portion of such distribution may be taxable to Target Fund shareholders for federal income tax purposes. To the extent that portfolio investments of a Target Fund are sold prior to its Merger (for instance, in connection with the Tender Offer), the Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to shareholders of the Target Fund prior to the Merger.

v

Q.	What will happen if the required shareholder approval in connection with a Target Fund’s Merger is not obtained?

A.

The closing of the Merger for each Target Fund is contingent upon the closing conditions for that Merger being satisfied or waived, including approval of the Agreement and Plan of Merger by shareholders of the Target Fund and other customary closing conditions. In addition, each Merger is conditioned on the Merger Threshold as described above being attained. While the consummation of one Target Fund’s Merger is not conditioned on the consummation of the other, the Tender Offer conditions have the effect of conditioning the consummation of each Merger on the combined results of the Tender Offers. If shareholders of your Target Fund approve the Merger, the Merger Threshold is attained and your Target Fund satisfies or waives all of its other closing conditions, your Target Fund’s Merger will occur even if the other Target Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its other closing conditions. If shareholders of your Target Fund approve the Merger but the Merger Threshold is not attained, your Fund will terminate its Tender Offer and the Merger will not be completed. If a Target Fund’s Merger is not consummated, the Fund will terminate in accordance with its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Target Fund.

Q.	What is the timetable for the Mergers?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about [●], 2019 or as soon as practicable thereafter.

Q.	How does each Fund’s Board recommend that I vote on the Mergers?

A.

After careful consideration, each Target Fund’s Board has determined that the Merger proposed for its Fund is in the best interests of its Fund and recommends that you vote FOR the Merger of your Fund.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at [●] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[●], 2019

NUVEEN MORTGAGE OPPORTUNITY TERM FUND (JLS)

AND

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 (JMT)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2019

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2” and together with Mortgage Opportunity, the “Target Funds” and each, a “Target Fund”) will be held in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on [●], [●], 2019, at [●] p.m., Central time, for the following purposes:

1.

Agreement and Plan of Merger. For each Target Fund, to approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into [●], LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen Mortgage and Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

2.	Election of Board Members. For each Target Fund, to elect four (4) Class I Board members. Board members Hunter, Stockdale, Stone and Wolff are nominees for election.

3.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of a Target Fund as of the close of business on [●], 2019 are entitled to notice of and to vote at the Annual Meeting of that Target Fund and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting of their Fund. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

i

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting of your Fund in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

ii

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MARCH 21, 2019

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN MORTGAGE OPPORTUNITY TERM FUND (JLS)

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 (JMT)

AND

NUVEEN MORTGAGE AND INCOME FUND (NMBS)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[●], 2019

This Joint Proxy Statement/Prospectus is being furnished to the shareholders of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2” and together with Mortgage Opportunity, the “Target Funds” and each, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Target Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), for use at the Annual Meeting of Shareholders of each Target Fund to be held in the offices of Nuveen, LLC (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on [●], [●], 2019, at [●] p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of Mortgage Opportunity and Mortgage Opportunity 2 is organized as a Massachusetts business trust. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [●], 2019. Shareholders of record of a Target Fund as of the close of business on [●], 2019 are entitled to notice of and to vote at that Target Fund’s Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in Nuveen Mortgage and Income Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”) that will operate as a registered closed-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions

i

below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Annual Meeting will not revoke any previously submitted proxy.

The Board of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund in light of the similar matters being considered and voted on by shareholders.

At the Annual Meeting, shareholders of each Target Fund are being asked to elect certain Board Members and to consider a proposal to merge their Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund. If a Target Fund’s shareholders approve the Merger, the Board has authorized the Target Fund to commence a tender offer for up to 100% of its outstanding shares at net asset value. The merger and associated tender offer will allow shareholders of each Target Fund to either continue their investment in securitized credit through a Merger into a wholly-owned subsidiary of the Acquiring Fund or receive the net asset value of their Target Fund shares through a tender offer to be conducted by their Target Fund. A more detailed description of the proposed merger and associated tender offer is contained in the Joint Proxy Statement/Prospectus.

The following table indicates the specific items for which the votes of common shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus.

Proposal	Matter
Shareholders of each Target Fund,

1

to approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into [●], LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

2	to elect four (4) Class I Board Members.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Funds understand that, under the rules of the New York

ii

Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 2 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 2.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on [●], 2019 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of [●], 2019, the shares of the Target Funds issued and outstanding are as follows:

Target Fund (Ticker Symbol)	Common Shares(1)
Mortgage Opportunity (JLS)	[	●]
Mortgage Opportunity 2 (JMT)	[	●]

(1)

The common shares of the Target Funds are listed on the NYSE. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE with the ticker symbol NMBS. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

For each Target Fund, an Agreement and Plan of Merger (each, an “Agreement” and together the “Agreements”) by and among the Target Fund, the Acquiring Fund and [●], LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, provides for the merger of the Target Fund with and into the Merger Sub, with shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) (each, a “Merger” and together, the “Mergers”). As soon as practicable following the completion of the Merger(s), the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

The closing of one Target Fund Merger is not contingent on the closing of the other Target Fund Merger. If both Mergers are consummated, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the consummation of the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. If only one Merger is consummated, only the shareholders of that Target Fund will become shareholders of the Acquiring Fund, whose assets will be comprised of only the applicable Target Fund’s assets.

The aggregate net asset value of Acquiring Fund common shares issued to each Target Fund shareholder in a Merger will equal, as of the Valuation Time (as defined in the Agreement), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time. However, no fractional Acquiring Fund common shares will be distributed in connection with a Merger. Rather, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring

iii

Fund shares due to the Target Funds’ shareholders as of the closing date of the Merger and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. The shares of each Target Fund historically have traded at a discount to net asset value. The Acquiring Fund does not have an operating history and its common shares have no trading history. The market value of the Acquiring Fund common shares following the Mergers, and the discount (or premium) to net asset value, may differ from the market value and discount (or premium) of each Target Fund’s shares prior to the Mergers.

The Merger Sub has been formed for the sole purpose of consummating the Mergers and neither the Merger Sub nor the Acquiring Fund will commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers. The Acquiring Fund will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding shares.

In order to provide an opportunity for those Target Fund shareholders who do not wish to continue their investment as a shareholder of the Acquiring Fund following the Merger(s) to exit the Target Fund at net asset value (which is what shareholders would receive upon a termination of a Target Fund in accordance with its current term structure) if a Merger is approved by shareholders with respect to a Target Fund, the Target Fund intends to commence a tender offer (each a “Tender Offer” and together, the “Tender Offers”) to purchase up to 100% of its then-outstanding common shares of beneficial interest (“common shares”). If the Tender Offer is consummated, shareholders who have properly tendered and not withdrawn their common shares will receive a purchase price equal to the net asset value per share of the Target Fund as of a date following the expiration date of the Tender Offer and prior to the payment date.

As a condition to completing the Tender Offer(s) and consummating either Merger, the aggregate managed assets of the Target Fund or Target Funds must equal or exceed $100 million as of the expiration date of the Tender Offer(s) taking into account the amounts that would be paid to shareholders who have properly tendered their shares (the “Merger Threshold”). If the Merger Threshold is attained and the other closing conditions to the Tender Offer and Merger are satisfied or waived, the applicable Target Fund will purchase all common shares properly tendered and its Merger will occur. If a Target Fund does not approve the Merger, the Merger Threshold is not met or any other closing conditions are not satisfied or waived, the Tender Offer(s) will not be completed, the Merger will not occur and the Target Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Target Fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Mergers, dated [•], 2019 (the “Merger SAI”);

iv

(ii)

the audited financial statements and related independent registered public accounting firm’s report for Mortgage Opportunity and the financial highlights for Mortgage Opportunity contained in the Fund’s Annual Report for the fiscal year ended December 31, 2018; and

(iii)

the audited financial statements and related independent registered public accounting firm’s report for Mortgage Opportunity 2 and the financial highlights for Mortgage Opportunity 2 contained in the Fund’s Annual Report for the fiscal year ended December 31, 2018.

No other parts of the Target Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Merger SAI, please ask for the “Mortgage and Income Fund Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Target Funds are and the Acquiring Fund will be subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Copies of reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Mergers. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[●], 2019

NUVEEN MORTGAGE OPPORTUNITY TERM FUND (JLS)

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 (JMT)

AND

NUVEEN MORTGAGE AND INCOME FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

i

ii

PROPOSAL NO. 1—MERGER OF EACH TARGET FUND WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

(SHAREHOLDERS OF EACH TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Mergers and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Mergers

At a meeting held on February 26-28, 2019, the Board of each Target Fund approved a proposal to merge its Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund, a newly formed Massachusetts business trust that will operate after the consummation of the Mergers as a registered closed-end management investment company. If a Target Fund’s shareholders approve the Merger, the Board has authorized the Target Fund to commence a tender offer for up to 100% of its then-outstanding common shares of beneficial interest (“common shares”) at net asset value (each a “Tender Offer” and together, the “Tender Offers”). The proposal will allow shareholders of a Target Fund to either continue their investment in securitized credit through the Merger or receive net asset value for their Target Fund shares through a tender offer to be conducted by their Target Fund. The Board of each Target Fund has determined that the Merger proposed for its Fund would be in the best interests of its Fund. The proposals were recommended by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment manager to each of the Funds, and approved by the Target Funds’ Boards to benefit Fund shareholders as further described below.

Based on information provided by Nuveen, each Target Fund’s Board believes that the Mergers may benefit such Fund’s shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to Securitized Credit. Each Merger will allow existing shareholders of a Target Fund whose investments would otherwise be liquidated at the end of such Target Fund’s scheduled term to maintain their investment in a fund with a similar investment objective and a broader mandate that focuses on securitized credit.

•

Management Fee Savings. The Acquiring Fund will have a fund-level management fee schedule that is 15 basis points (0.15%) lower at each breakpoint than the current fund-level management fee schedules of the Target Funds.

•

Fee Waiver. During the first year following the Mergers, the Adviser has agreed to waive its advisory fee or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months, which is expected to result in higher net income, and could translate into a higher distribution rate and potentially better secondary market trading of shares.

•	Cost Savings. The reduced management fee and fee waiver are expected to result in cost savings to Target Fund shareholders who continue as Acquiring Fund shareholders following the Mergers.

•

Costs of the Mergers and Tender Offers. The Adviser will bear the costs of the Mergers and the Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

Each Target Fund’s Board also considered that the Tender Offer to be conducted by the Target Fund prior to the consummation of its Merger could diminish some of the expected fee and expense savings to the extent that the Acquiring Fund’s asset base is smaller than the current asset base of Mortgage Opportunity 2 and, to a greater extent, Mortgage Opportunity, as a result of high participation rates by Target Fund shareholders in the Tender Offer. Such portfolio dispositions may occur at time(s) when market conditions are unfavorable. Each Target Fund will bear the transaction costs associated with such portfolio sales. If the Tender Offers are not completed, each Target Fund would bear similar risks and costs in connection with the liquidations of its portfolio prior to its scheduled termination date.

In order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the Acquiring Fund following the Merger(s) to exit the Target Fund at net asset value (which is what shareholders would receive upon a termination of a Target Fund in accordance with its current term structure) if a Merger is approved with respect to a Target Fund, the Target Fund intends to commence the Tender Offers to purchase up to 100% of its then-outstanding common shares. If the Tender Offer is consummated, shareholders who have properly tendered and not withdrawn their common shares will receive a purchase price equal to the net asset value per share of the Target Fund as of a date following the expiration date of the Tender Offer and prior to the payment date.

The closing of the Merger for each Target Fund is contingent upon the closing conditions for that Merger being satisfied or waived, including approval of the Agreement and Plan of Merger by shareholders of the Target Fund and other customary closing conditions. In addition, as a condition to completing the Tender Offer(s) and consummating either Merger, the aggregate managed assets of the Target Fund or Target Funds must equal or exceed $100 million as of the expiration date of the Tender Offer(s) taking into account the amounts that would be paid to shareholders who have properly tendered their shares (the “Merger Threshold”). While the consummation of one Target Fund’s Merger is not conditioned on the consummation of the other, the Tender Offer conditions have the effect of conditioning the consummation of each Merger on the combined results of the Tender Offers.

If the Merger Threshold is attained and the other closing conditions to the Tender Offer and Merger are satisfied or waived, the applicable Target Fund will purchase all common shares properly tendered and its Merger will occur. Each Target Fund is expected to liquidate its portfolio to the extent necessary to pay for the shares acquired in a Tender Offer from tendering shareholders. If a Target Fund does not approve the Merger, the Merger Threshold is not met or any other closing conditions are not satisfied or waived, the Tender Offer(s) will not be completed, the Merger will not occur and the Target Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Target Fund. For a discussion of the considerations of each Target Fund’s Board regarding approval of the Mergers, see “C. Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

It is currently unclear whether the Mergers will qualify as tax-free reorganizations for federal income tax purposes. As discussed under “Information about the Mergers—Material Federal Income Tax Consequences of the Mergers,” whether a Merger qualifies as a reorganization for federal income tax purposes will depend on, among other things, the level of participation in the Target Fund’s Tender Offer. The more shares of a Target Fund that are tendered the less likely it is that the merger of such Target Fund into the Acquiring Fund will qualify as a reorganization for federal income tax purposes. Each Merger is evaluated separately for this purpose and the federal income tax treatment of one Merger will not impact the federal income tax treatment of the other Merger.

If a Merger qualifies as a reorganization, it is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Merger, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share. If a Merger does not qualify as a reorganization, it is expected that each Target Fund shareholder will generally recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received in the Merger and the adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Merger. In addition, each Target Fund would recognize any unrealized gains, but possibly not losses, on its assets as a result of the Merger. Any net investment income or net capital gains realized by a Target Fund would be distributed to shareholders of the Target Fund and all or a portion of such distribution may be taxable to Target Fund shareholders for federal income tax purposes. As of December 31, 2018, each Target Fund had net unrealized losses.

Regardless of whether a Merger qualifies as a reorganization, each Target Fund expects to declare prior to its Merger a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to Target Fund shareholders for federal income tax purposes. To the extent that portfolio investments of a Target Fund are sold prior to its Merger (for instance, in connection with the Tender Offers or divestures, if any, as discussed below under “Comparison of the Target Funds and the Acquiring Fund—Portfolio Turnover”), the Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to shareholders of the Target Fund prior to the Merger.

Comparison of the Target Funds and the Acquiring Fund

General. Each of Mortgage Opportunity and Mortgage Opportunity 2 is a diversified closed-end management investment company. The Acquiring Fund will be a diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Mortgage Opportunity	September 10, 2009	Massachusetts	business trust
Mortgage Opportunity 2	December 16, 2009	Massachusetts	business trust
Acquiring Fund	February 26, 2019	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Mortgage Opportunity	Unlimited	[●]	$0.01	None	None	NYSE
Mortgage Opportunity 2	Unlimited	[●]	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	—	$0.01	None	None	NYSE(2)

(1)	As of [●], 2019.
(2)	Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE subject to notice of issuance.

Investment Objectives and Policies. Both Mortgage Opportunity’s and Mortgage Opportunity 2’s investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities (“MBS”). The Acquiring Fund’s investment objective is to generate high current income through opportunistic investments in securitized credit.

The following is a summary of the principal investment strategies of the Funds. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

Mortgage Opportunity	Mortgage Opportunity 2	Acquiring Fund	Differences
Investment Objective: To generate attractive total returns through opportunistic investments in MBS.	Investment Objective: To generate attractive total returns through opportunistic investments in MBS.	Investment Objective: To generate high current income through opportunistic investments in securitized credit.	Acquiring Fund will focus more broadly on securitized credit, including non-mortgage related securities.

Principal Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS, consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

	Principal Strategy: Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS, consisting primarily of non-agency RMBS and CMBS.	Principal Strategy: Under normal circumstances, the Fund will invest at least 65% of its Managed Assets in MBS, including RMBS and CMBS.	The Acquiring Fund will have at least 65% of its Managed Assets invested in MBS, compared to 80% for each Target Fund.

Mortgage Opportunity	Mortgage Opportunity 2	Acquiring Fund	Differences

Other Investments:

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, U.S. Department of the Treasury (“UST”) securities, non-mortgage related asset-backed securities (“ABS”), inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the 1940 Act. The Fund also may invest in any newly developed mortgage-related derivatives that may become available for mortgage investing.

Other Investments:

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related ABS, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the 1940 Act. The Fund also may invest in any newly developed mortgage-related derivatives that may become available for mortgage investing.

Other Investments:

The Fund also may invest up to 35% of its Managed Assets in non-mortgage related ABS, including but not limited to consumer auto, collateralized lease obligations (“CLOs”), solar, timeshare, aircraft and catastrophe bonds, with a maximum of 5% of Managed Assets in catastrophe bonds.

The Acquiring Fund has the ability to seek greater exposure to non-mortgage related ABS; UST securities were a primary investment of the Target Funds but are no longer being issued.

Cash Instruments/ Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment policies and objective and invest up to 100% of its available assets in high quality short-term investments.

Cash Instruments/ Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment policies and objective and invest up to 100% of its available assets in high quality short-term investments.

Cash Instruments/ Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment policies and objective and invest up to 100% of its available assets in high quality investments.

Substantially the same.

Mortgage Opportunity	Mortgage Opportunity 2	Acquiring Fund	Differences

Derivatives Strategies:

The Fund may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Derivatives Strategies:

The Fund may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Derivatives Strategies:

The Fund may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

None

Mortgage Opportunity	Mortgage Opportunity 2	Acquiring Fund	Differences

Short Sales

The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

Short Sales:

The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

Short Sales:

The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short

None

Illiquid Securities: The Fund is not limited in its ability to invest in illiquid securities.	Illiquid Securities: The Fund is not limited in its ability to invest in illiquid securities.	Illiquid Securities: The Fund is not limited in its ability to invest in illiquid securities.	None

Leverage:

The Fund may use leverage to enhance the total return potential of the overall investment strategy. The Fund may employ leverage through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets.

Leverage:

The Fund may use leverage to enhance the total return potential of the overall investment strategy. The Fund may employ leverage through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets.

Leverage:

The Fund may use leverage to enhance the total return potential of the overall investment strategy. The Fund may employ leverage through borrowings from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets.

Substantially the same.

Portfolio Turnover. In light of the similar investment policies of each Target Fund with the Acquiring Fund, if the Mergers are approved by Target Fund shareholders, neither Target Fund is expected to reposition a material amount of its portfolio (i.e., greater than 5%) in advance of the Mergers. Following the Mergers, the Acquiring Fund expects to reposition its portfolio over approximately six months to take advantage of its broader mandate. To the extent that portfolio investments of a Target Fund are sold prior to its Merger (for instance, in connection with the Tender Offers), the Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to shareholders of the Target Fund prior to the Merger.

Leverage. Each of the Funds may engage in leverage through borrowings from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets.

In addition, the use of certain derivative instruments by the Funds to create total investment exposure above 100% of a Fund’s net assets has an economic effect similar to financial leverage.

As of December 31, 2018, Mortgage Opportunity and Mortgage Opportunity 2 employed leverage through the use of bank borrowings in an amount equal to approximately 28.69% and 29.87%, respectively, of Managed Assets. The Acquiring Fund currently expects to employ leverage through bank borrowings.

Board Members and Officers. Mortgage Opportunity and Mortgage Opportunity 2 have the same Board Members and officers, and these same individuals will serve as Board Members and officers of the Acquiring Fund. The management of each Fund, including general oversight of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten (10) Board Members, one (1) of whom is an “interested person” (as defined in the 1940 Act) and nine (9) of whom are “Independent Board Members” who are not “interested persons” as defined in the 1940 Act of the Funds or the Adviser and have never been an employee or director of Nuveen, LLC, the Adviser’s parent company, or any affiliate. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 2.”

Pursuant to each Fund’s by-laws, the board of trustees of each Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.

Investment Adviser. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Mergers. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching. As of December 31, 2018, Nuveen’s advisory subsidiaries collectively managed approximately $930.5 billion in assets.

Nuveen Fund Advisors has selected Wellington Management Company, LLP (“Wellington Management”) to serve as sub-adviser (the “Target Fund Sub-Adviser”) to each of the Target Funds pursuant to a sub-advisory agreement between each Target Fund and Wellington Management (each, a “Target Fund Sub-Advisory Agreement” and together, the “Target Fund Sub-Advisory Agreements”). Wellington Management is an independent sub-adviser and unaffiliated with Nuveen, LLC. The business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Nuveen Fund Advisors has selected Teachers Advisors, LLC (“TAL” or the “Acquiring Fund Sub-Adviser,”) to serve as the sub-adviser to the Acquiring Fund following the Mergers (“TAL” together with Wellington Management, the “Sub-advisers” and each a “Sub-adviser”) pursuant to a sub-advisory agreement between Nuveen Fund Advisors and TAL (the “Acquiring Fund Sub-Advisory Agreement” and together with the Target Fund Sub-Advisory Agreements, the “Sub-Advisory Agreements”). TAL is an indirect wholly owned subsidiary of TIAA and an affiliate under common control with Nuveen, LLC. The business address of TAL is 730 Third Avenue, New York, New York, 10017.

TAL, a registered investment adviser, will oversee day-to-day operations and manage the investment of the Acquiring Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, TAL will be compensated for services it provides to the Acquiring Fund with a portion of the management fee Nuveen Fund Advisors receives from the Acquiring Fund. Nuveen Fund Advisors and TAL retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors and Target Fund Sub-Advisory Agreement with Wellington Management will remain in effect until August 1, 2019, and the Acquiring Fund’s Sub-Advisory Agreement with TAL will remain in effect until August 1, 2020. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the average daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each Fund, payable monthly, is calculated by applying the annual rates set forth in the following schedule to average total daily managed assets of the Fund:

Fund-Level Fee Schedule for the Target Funds

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.9500%
For the next $125 million	0.9375%
For the next $150 million	0.9250%
For the next $600 million	0.9125%
For Managed Assets over $1 billion	0.9000%

*

For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $150 million	0.7750%
For the next $600 million	0.7625%
For Managed Assets over $1 billion	0.7500%

*

For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided to each Target Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors pays Wellington Management a fee, payable monthly, equal to 60% Target Fund’s total annual management fee. For the services to be provided to the Acquiring Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors will pay TAL a fee, payable monthly, equal to [•]% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

The effective fund-level fee rate as a percentage of average daily Managed Assets for the Acquiring Fund is expected to be lower than the current effective fund-level fee rate for each Target Fund due to the combination of the assets of the Target Funds and the Acquiring Fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as Managed Assets increase in size. However, the Tender Offer to be conducted by the Target Fund prior to the consummation of its Merger could diminish some of the expected fee and expense savings to the extent that the Acquiring Fund’s asset base is smaller than the current asset base of Mortgage Opportunity and, to a greater extent, Mortgage Opportunity 2, as a result of high participation rates by Target Fund shareholders in the Tender Offer. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of December 31, 2018, the complex-level fee rate for each Fund was 0.1602%.

The annual complex-level fee for each Fund, payable monthly, will be calculated in a manner that results in an effective rate at the specified complex-level asset amounts as set forth in the following schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Target Fund’s Investment Management Agreement and Sub-Advisory Agreement are included in the Target Funds’ Semi-Annual Report for the reporting period ended June 30, 2018.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Wellington Management is responsible for execution of specific investment strategies and day-to-day investment operations of each Target Fund, and TAL will be responsible for execution of specific investment strategies and day-to-day investment operations of the Acquiring Fund. Michael F. Garrett of Wellington Management is the portfolio manager of each Target Fund. Aashh Parekh, Nicholas Travaglino and Stephen Virgilio of TAL will serve as portfolio managers of the Acquiring Fund.

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, serves as portfolio manager of each Target Fund. Mr. Garrett joined Wellington Management in 1999 as an investment professional. Mr. Garrett is responsible for managing mortgage and government bond portfolios for Wellington Management’s mutual fund and institutional clients. He leads the firm’s mortgage-backed investment team. Prior to joining Wellington Management in 1999, Mr. Garrett was a fixed income securities trader with Credit Suisse First Boston (1996–1999), a mortgage portfolio manager with MetLife Investment Management Co. (1995–1996), and the senior securities trader for First Federal Savings & Loan Association (1991–1995). Mr. Garrett received his BA in economics from Yale University (1991).

Aashh Parekh is a portfolio manager for Nuveen’s global fixed income and a member of the securitized sector team, specializing in asset-backed securities. He manages portfolios across a variety of asset-backed transaction (ABS) types, including Consumer ABS, Commercial ABS, CDOs/CLOs, and insurance-linked securities as well as other esoteric securitizations. Prior to joining the firm in 2005, he held a variety of analyst roles in the telecom industry. Aashh graduated with a B.S. in Economics and International Business from Pennsylvania State University and an M.B.A from the University of North Carolina at Chapel Hill. He is a member of the CFA Institute and a board member of the Structured Finance Industry Group.

Nicholas Travaglino is a portfolio manager for Nuveen’s global fixed income team and leads the securitized sector team, which selects residential mortgage-backed, commercial mortgage-backed and asset-backed securities for all portfolios. He is also the co-manager of the Inflation-Linked Bond strategies. Nicholas is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. Prior to joining the firm in 2014, Nicholas worked for Royal Bank of Canada Capital Markets, where he managed a $2 billion Agency MBS position within RBC’s proprietary trading unit. He also worked for Citigroup Global Markets, where he was responsible for positioning and trading Citi’s long duration CMO book. Nicholas began his career in portfolio management at Freddie Mac and entered the investment industry since 1997. Nicholas graduated with a B.S. in Commerce, with concentrations in Finance and Marketing, from the University of Virginia.

Stephen Virgilio is a trader for Nuveen’s global fixed income team and member of the securitized sector team. He is responsible for managing the organization’s structured product fixed income best execution initiatives, along with trading ABS, CMBS and Non-Agency MBS securities in both the primary and secondary markets. Prior to joining the firm in 2007, he worked at Standard & Poor’s providing securities pricing evaluations on securitized products, and at Citigroup Global Markets where he was a member of the asset backed finance group working on the origination and structuring of consumer ABS debt transactions. Prior to that, he held various positions in trading, investment management, capital markets, and securities valuations. He started his career with Citigroup Asset Management as a portfolio associate. Stephen graduated with a B.A., with honors, in Psychology and Finance from Providence College, and an M.B.A. from New York University’s Stern School of Business.

Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI.

Comparative Risk Information

Because the Funds have similar investment objectives, policies and strategies, the principal risks of the Funds are similar. The primary risks associated with an investment in the Funds’ common shares include:

•

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV.

Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Mortgage-Backed Securities (MBS) Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

•	Asset-Backed Securities (ABS) Risk. Investing in ABS entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks.

•

Credit Risk. Debt or preferred securities may fail to make dividend or interest payments when due. Investments in securities below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated securities are evaluated by fund managers using industry data and their own analysis processes that may be similar to that of a nationally recognized rating agency; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•

Leverage Risk. A Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, and distributions. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that the Fund’s leveraging strategy will be successful. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

•

Limited Term Risk (Target Funds Only). With respect to each Target Fund, the Fund is scheduled to terminate and liquidate its assets and return the proceeds to its shareholders on or before its termination date, although it could terminate sooner or later under certain conditions. The Fund may be required to sell portfolio securities at times when market conditions are not favorable, negatively affecting its value.

•

Hedging Risk. A Fund may use derivative instruments for hedging purposes, but there is no assurance that the Fund’s hedging strategy will be successful. Derivatives may involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

•

MBS Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. In periods of falling interest rates, the rate of prepayments tends to increase, forcing a Fund to reinvest in lower-yielding securities. However, prepayment risk for a MBS may not be the same as call risk for a corporate bond of similar maturity, making this risk difficult to estimate.

•	Illiquid Securities Risk. A Fund may not be able to sell securities in its portfolio at the time or price the Fund desires.

The principal risks of investing in the Acquiring Fund are described in more detail below. See “B. Risk Factors.’” An investment in a Target Fund is also generally subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. While the Mergers are not contingent on each other, the Merger Threshold depends on the outcome of the Tender Offer. The information in the table reflects the fees and expenses for each Target Fund’s fiscal year ended December 31, 2018 and the pro-forma expenses for the 12 months ended December 31, 2018 for the Acquiring Fund. Acquiring Fund Pro Forma—Merger Threshold assumes that the Tender Offers resulted in the Acquiring Fund operating at the Merger Threshold, Acquiring Fund Pro Forma—Mortgage Opportunity Only assumes that only shareholders of Mortgage Opportunity approve the Mergers and that 60% of shareholders participate in the Tender Offer and Acquiring Fund Pro Forma—Mortgage Opportunity and Mortgage Opportunity 2 assumes that both Target Funds approve the Mergers and that 60% of shareholders of both Target Funds participate in the Tender Offers.

Comparative Fee Table

	Mortgage Opportunity(1)	Mortgage Opportunity 2(1)	Acquiring Fund Pro Forma— Merger Threshold(2)	Acquiring Fund Pro Forma— Mortgage Opportunity Only(3)	Acquiring Fund Pro Forma— Mortgage Opportunity and Mortgage Opportunity 2(4)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	1.50%	1.55%	1.37%	1.36%	1.36%
Other Expenses(5)	0.13	0.28	0.34	0.21	0.18

Subtotal	1.63	1.83	1.71	1.57	1.54
Interest Expense on Borrowings(6)	1.26	1.33	1.42	1.42	1.42

Total Annual Operating Expenses	2.89	3.16	3.13	2.99	2.96
Fee Waivers and/or Expense Reimbursements(7)	—	—	(1.43)	(1.43)	(1.43)

Total Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.89%	3.16%	1.70%	1.56%	1.53%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Target Funds for the twelve (12) months ended December 31, 2018.
(2)

The Acquiring Fund Pro Forma—Merger Threshold figures (a) reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Acquiring Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Mergers and (b) assume a level of participation in the Target Funds’ Tender Offers such that the combined managed assets of the Acquiring Fund following the Mergers will be $100 million. The Adviser will bear the costs of the Tender Offers and the Mergers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

(3)

The Acquiring Fund Pro Forma—Mortgage Opportunity Only figures reflect (a) only the shareholders of Mortgage Opportunity approve the merger, (b) reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Acquiring Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Merger, and (c) assume a level of participation (60%) in Mortgage Opportunity’s Tender Offer such that managed assets of the Acquiring Fund following the Merger will be approximately $209 million. The Adviser will bear the costs of the Tender Offers and the Mergers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.
(4)

The Acquiring Fund Pro Forma—Mortgage Opportunity and Mortgage Opportunity 2 figures reflect (a) shareholders of both Target Funds approve the merger, (b) reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Acquiring Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Mergers, and (c) assume a level of participation in each Target Fund’s Tender Offers (60% of each) such that managed assets of the Acquiring Fund following the Mergers will be approximately $271 million. The Adviser will bear the costs of the Tender Offers and the Mergers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

(5)	Other Expenses are estimated based on actual expenses from the prior fiscal year.
(6)

Interest Expense on Borrowings reflects the actual borrowing expenses incurred by the Target Funds for the 12 months ended December 31, 2018. The Acquiring Fund Pro Forma—Merger Threshold assumes that the Tender Offers resulted in the Acquiring Fund operating at the Merger Threshold, resulting in borrowings of $30 million. The Acquiring Fund Pro Forma—Mortgage Opportunity Only assumes that the Tender Offers resulted in borrowings for the Acquiring Fund of approximately $62.7 million. The Acquiring Fund Pro Forma—Mortgage Opportunity and Mortgage Opportunity 2 assumes that the Tender Offers resulted in borrowings for the Acquiring Fund of approximately $81.3 million. All Acquiring Fund Pro Forma scenarios assume the same average interest rate as the Target Funds for the 12 month period ended December 31, 2018.

(7)

During the first year following the Mergers, the Adviser will waive its advisory fee or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months.

Example: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The figures below are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The examples also assume a 5% annual return, however, the Funds’ actual rates of return may be greater or less than this hypothetical 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Mortgage Opportunity	$29	$89	$152	$321
Mortgage Opportunity 2	$32	$97	$165	$347
Acquiring Fund Pro Forma—Merger Threshold	$17	$83	$152	$334
Acquiring Fund Pro Forma—Mortgage Opportunity Only	$16	$79	$145	$321
Acquiring Fund Pro Forma—Mortgage Opportunity and Mortgage Opportunity 2	$16	$78	$143	$318

Comparative Performance Information

Comparative total return performance for the Target Funds for the periods ended December 31, 2018:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Since Inception	One Year	Five Years	Since Inception
Mortgage Opportunity	1.63%	5.86%	8.21%	(1.06%)	8.06%	7.72%
Mortgage Opportunity 2	1.45%	5.77%	8.13%	1.73%	8.01%	7.96%

Average Annual Total Return on Net Asset Value is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested distributions at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in the Acquiring Fund are described below. Because the Acquiring Fund’s investment objective is similar to the investment objective of the Target Funds, an investment in a Target Fund is also generally subject to each of these principal risks unless otherwise noted below. These risks described below should be considered by shareholders of each Target Fund in their evaluation of their respective Fund’s Merger.

Although the Acquiring Fund’s investment objective is similar to the investment objective of the Target Funds, it has a broader mandate that permits greater exposure to asset-backed securities and securitized credit that are not mortgage related. As a result, the Acquiring Fund’s investment policies, strategies and risks differ in certain respects from those of the Target Funds, as discussed in greater detail in this Joint Proxy Statement/Prospectus.

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions.

The principal risks of investing in the Acquiring Fund are described in more detail below. An investment in a Target Fund is also generally subject to each of these principal risks.

General Investment Risks

Mortgage-Backed Securities Risk. Investing in MBS entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the MBS; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, in the event of increased instability in the credit markets, the market for some MBS may experience reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding MBS have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’ total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks as further described below. See “—CMBS Risks” and “—Non-Agency RMBS Risk.”

Below Investment Grade Securities Risk. A significant portion of the Acquiring Fund’s portfolio may consist of below investment grade securities. The Acquiring Fund may invest a substantial portion of its assets in MBS that are below investment grade and are therefore regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Acquiring Fund, both in the short-term and the long-term.

Credit Risk. Credit risk is the risk that one or more MBS or other securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. Ratings may not accurately reflect the actual credit risk associated with a security. If a security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Acquiring Fund will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. There can be no assurance that any action that may be taken by the Adviser or the Sub-adviser will be implemented in a timely manner or that such actions will preserve the value of your investment in the Acquiring Fund. Securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (“NRSRO”), the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value. Issuers of below investment grade securities are more vulnerable to financial setbacks and recessions than more creditworthy issuers, which may impair their ability to make interest and principal payments. An economic downturn may disrupt the market for such securities, have an adverse impact on the value of such securities, may adversely affect the ability of issuers to repay principal and pay interest on these securities and increase the incidence of default for these securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and that such negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. Economic downturns may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If an economic downturn were to arise, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade issuers would likely increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect the individual circumstances of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Acquiring Fund’s net asset value and the market value of its common shares. In addition, the Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Acquiring Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Acquiring Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than in the market for investment grade securities. The prices quoted by different dealers for below investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations also may be adversely affected by adverse developments in its business or affairs, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities are uncertain.

Leverage Risk. The Acquiring Fund anticipates using leverage in the form of borrowings from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Acquiring Fund expects to have an effective leverage ratio of up to 33% of Managed Assets.

The Acquiring Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets.

There can be no assurance that the Acquiring Fund’s leverage strategy will be successful. The use of leverage creates special risks for common shareholders, including the likelihood of greater volatility of net asset value and market price of the common shares. The Acquiring Fund will pay (and common shareholders will bear) any costs and expenses relating to the use of leverage by the Fund, which will result in a reduction in the net asset value of the common shares. Furthermore, the amount of fees paid to the Adviser and the Sub-adviser for investment advisory services will be higher if the Acquiring Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets (which includes the Fund’s leveraged assets) and this may create an incentive for the Adviser and the Sub-adviser to leverage the Acquiring Fund.

Risks Related to Fund Distributions. Limited liquidity in the MBS and ABS market may affect the market price of MBS securities, thereby adversely affecting the net asset value of the Acquiring Fund and its ability to make dividend distributions. Therefore the Fund may make distributions in cash from a credit facility, liquidate assets at inopportune times, or may make distributions in common shares.

Non-Mortgage Related Asset-Backed Securities Risk. The Acquiring Fund may invest up to 35% of its managed assets in non-mortgage related ABS, while the investment limitation for non-mortgage ABS for each of the Target Funds is 20%. Investing in ABS entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks. Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Acquiring Fund may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest. CMBS are also subject to prepayment risk. Risk of prepayment may vary depending on whether underlying commercial loans contain significant prepayment penalties or prohibitions on principal payments for some period following origination.

Non-Agency RMBS Risk. Non-agency RMBS are securities issued by non-governmental issuers, the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four- family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Credit-Related Risk Associated with Borrowers on Non-Agency RMBS. Credit-related risk on non-agency RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the non-agency RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

In addition to the foregoing considerations, the market for defaulted residential mortgage loans and foreclosed real estate properties may be very limited. In particular, the economic conditions that lead to a higher rate of delinquencies and defaults on a portfolio of real estate mortgage loans may also lead to a reduction in the value of the related real estate properties, which in turn will result in greater losses upon a foreclosure of the real estate properties. At any one time, a portfolio of non-agency RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. In addition, the residential mortgage loans underlying non-agency RMBS may include so-called “jumbo” residential mortgage loans, having original principal balances that are significantly higher than is generally the case for residential mortgage loans. If the portfolio of residential mortgage loans underlying a non-agency RMBS includes a high concentration of “jumbo” residential mortgage loans, the performance of the non-agency RMBS will be more susceptible to the performance of individual borrowers and adverse economic conditions in general than would otherwise be the case.

Delinquency and default rates on residential mortgage loans increased significantly in the recent past and could again increase in the future, particularly in the case of subprime and adjustable-rate mortgage loans that support or secure certain types of non-agency RMBS. In addition, residential property values may decline, after extended periods during which those values appreciated. A lack of increase or decline in those values may result in an increase in delinquencies and defaults on residential mortgage loans generally, especially with respect to second homes and properties held for investment purposes, and with respect to any residential mortgage loans where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property values, which may make it difficult to refinance or sell the related property. Any economic downturn at the national level or with respect to more localized geographic areas of the United States, may contribute to the higher rates of delinquencies and defaults on the residential mortgage loans underlying the non-agency RMBS.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on adjustable-rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable-rate mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed-rate period or other so-called adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS. The past performance of the market for non-agency RMBS is not a reliable indicator of future performance because of the unpredictable performance of the residential mortgage loan market.

In the event concerns increase about the rate of delinquencies and defaults on residential mortgage loans (particularly on subprime and adjustable-rate mortgage loans) and/or about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, adverse changes in the market sentiments of investors may occur about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates, general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

Prepayment Risk Associated with Non-Agency RMBS. Non-agency RMBS are susceptible to prepayment risks. Except in the case of certain types of non-agency RMBS, the mortgage loans underlying non-agency RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related non-agency RMBS, resulting in a reduction in yield to maturity for most holders of such securities. In the case of certain home equity loan securities and certain types of non-agency RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related non-agency RMBS. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of non-agency RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgage loans, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on the related issue of non-agency RMBS.

Non-agency RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of non-agency RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related non-agency RMBS as an increase in prepayment rates.

The Acquiring Fund may also invest in MBS which are interest only (“IO”) and principal only (“PO”) securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IO securities are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

Legal Risks Associated with Non-Agency RMBS. Legal risks can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity regulating interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of non-agency RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of non-agency RMBS where either the issuer of such non-agency RMBS is liable in damages or is unable to enforce payment by the borrower. In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of non-agency RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan.

Notwithstanding these protections, an issuer of non-agency RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of non-agency RMBS could be liable in damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of non-agency RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of non-agency RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of non-agency RMBS.

In some cases, servicers of non-agency RMBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. In the past, large groups of private litigants and states attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such non-agency RMBS.

Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans. In the past, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. These difficulties resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS and CMBS. Delinquencies and losses on mortgage loans originated by mortgage lenders may arise or increase as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by mortgage lenders also may arise from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS, CMBS and subordinated security holders.

The servicers of non-agency RMBS and CMBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of non-agency RMBS and CMBS described immediately above also may affect the servicing of non-agency RMBS and CMBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure.

Non-agency RMBS and CMBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of non-agency RMBS and CMBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of non-agency RMBS and CMBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the non-agency RMBS and CMBS and, in the case of senior-subordinated non-agency RMBS and CMBS described below, first from distributions that would otherwise be made on the most subordinated non-agency RMBS and CMBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not experience serious financial difficulties, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Extension Risk. Extension risk is the flip side of prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.

“Widening” Risk. The prices of non-agency RMBS or CMBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this Joint Proxy Statement/Prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Interest Rate Risk Associated with Non-Agency RMBS Securities and CMBS. The rate of interest payable on certain non-agency RMBS and CMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such non-agency RMBS and CMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such non-agency RMBS and CMBS.

The value of fixed rate debt securities can be expected to vary inversely with changes in prevailing interest rates. Fixed rate debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Structural Risks Associated with CMBS and Non-Agency RMBS. Because non-agency RMBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of one- to four-family residential properties underlying the mortgage loan pool, the non-agency RMBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of non-agency RMBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of non-agency RMBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. A similar risk is associated with CMBS.

Subordination Risk Associated with Non-Agency RMBS and CMBS. The non-agency RMBS and CMBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain non-agency RMBS and CMBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, non-agency RMBS and CMBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Subprime Mortgage Market Risk. The residential mortgage market in the United States in the recent past experienced difficulties that, should similar conditions occur in the future, may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially subprime and second-line mortgage loans) may increase, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Any significant reduction in investor demand for mortgage loans and mortgage-related securities or increase in investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which could adversely affect the market value of mortgage-related securities. If the economy of the United States were to deteriorate, the incidence of mortgage foreclosures, especially subprime mortgages, could increase, which may adversely affect the value of any MBS owned by the Acquiring Fund.

Catastrophe Bonds Risk. The Acquiring Fund may invest up to 5% of Managed Assets in catastrophe bonds. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Acquiring Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. If no trigger event occurs, the Acquiring Fund typically would recover its principal plus interest.

The rating, if any, of catastrophe bonds, reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and resulting in a loss to the Acquiring Fund. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Acquiring Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds may also be subject to liquidity risk.

Collateralized Loan Obligations and other Collateralized Debt Obligations. The Acquiring Fund may invest in collateralized debt obligations (“CDOs”), which include collateralize loan obligations (“CLOs”). The risks of an investment in CLOs and CDOs depend largely on the type of the collateral securities and the class of the CLO or CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the CDOs or CLOs may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Certain Other Risks Related to Investment in the Acquiring Fund

Potential Smaller Acquiring Fund Size. As of December 31, 2018, Mortgage Opportunity had $513.0 million in managed assets and Mortgage Opportunity 2 had $154.7 million in managed assets. In order to consummate one or both Mergers, the Merger Threshold condition must be met, which requires that the aggregate managed assets of the Target Fund or Target Funds whose shareholders have approved the Merger and are conducting a Tender Offer must equal or exceed $100 million as of the expiration date of the Tender Offer(s) taking into account the amounts to be paid to shareholders who tender their shares in the Tender Offers. It is possible that the Merger Threshold condition will be met but at a level that results in the Acquiring Fund’s managed assets being less than either or both Target Funds. In comparison to a larger fund, a smaller fund may experience, among other things, less active secondary market trading for its common shares, wider bid-ask spreads and larger trade-to-trade price movements, widening trading discounts over time relative to net asset value, and less portfolio and leverage management flexibility due to the smaller asset base.

Uncertain Federal Income Tax Treatment of Merger Risk. As discussed under “Information about the Mergers – Material Federal Income Tax Consequences of the Mergers,” it is currently unclear whether the Mergers will qualify as tax-free reorganizations for federal income tax purposes. Each Merger is evaluated separately for this purpose and the federal income tax treatment of one Merger will not impact the federal income tax treatment of the other Merger. Whether a Merger qualifies as a reorganization for federal income tax purposes will depend on, among other things, the level of participation in the Target Fund’s Tender Offer. The more shares of a Target Fund that are tendered the less likely it is that the merger of such Target Fund into the Acquiring Fund will qualify as a reorganization for federal income tax purposes. If a Merger does not qualify as a reorganization for federal income tax purposes, each Target Fund shareholder will generally recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received in the Merger and the adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Merger. In addition, each Target Fund would recognize any unrealized gains, but possibly not losses, on its assets as a result of the Merger. Any net investment income or net capital gains realized by a Target Fund will be distributed to shareholders of the Target Fund and all or a portion of such distribution may be taxable to Target Fund shareholders for federal income tax purposes.

Management Risk. The Acquiring Fund will be subject to management risk because it will be an actively managed portfolio. The Adviser and the Sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance that such techniques and analysis will produce the desired results, and your investment in the Acquiring Fund may lose value. When the Adviser or the Sub-adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Investment and Market Risk. An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Acquiring Fund shares will represent an indirect investment in the securities owned by the Acquiring Fund, and the value of such securities will move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment even after taking into account the reinvestment of Fund dividends and distributions.

From Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Acquiring Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. Because the market price of the Acquiring Fund’s shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Acquiring Fund cannot predict whether its shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Acquiring Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Furthermore, management may have difficulty meeting the Acquiring Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for short-term trading purposes.

Government Intervention in Financial Markets. Severe instability in the financial markets has in the past led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, and any instability in the financial markets in the future could lead to similar actions. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Acquiring Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. Wars, terrorist attacks and other geopolitical events in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause economic uncertainties in the United States and worldwide. The Acquiring Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

Interest Rate Risk. Interest rate risk is the risk that the MBS and other debt securities in the Acquiring Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor, if interest rates rise, then the sensitivity of such securities to interest rate fluctuations may increase to the detriment of the Acquiring Fund. Interest rates are currently low relative to historic levels. Moreover, because rates on certain floating rate debt securities in which the Acquiring Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Acquiring Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful.

An increase in the interest payments on the Acquiring Fund’s borrowings relative to the interest it earns on its investment securities may adversely affect the Fund’s profitability which is based in part upon the spread between the interest payments it earns on its investment securities and the interest payments it must make on its borrowings.

The Acquiring Fund may rely primarily on short-term borrowings to acquire investment securities with intermediate and long-term maturities. Accordingly, if short-term interest rates increase, this may adversely affect its profitability.

Some of the investment securities the Acquiring Fund may acquire are adjustable-rate securities. This means that their interest rates may vary over time based upon changes in an objective index, such as the treasury rate, a monthly or weekly average yield of benchmark UST securities, as published by the Board of Governors of the United States Federal Reserve, or the CD rate, which is the weekly average of secondary market interest rates on six-month negotiable certificates of deposit, as published by the Board of Governors of the United States Federal Reserve. These indices generally reflect short-term interest rates.

The interest rates on the Acquiring Fund’s borrowings may be adjustable-rate or fixed-rate. In a period of rising interest rates, the Fund could experience a decrease in net income or a net loss because the interest rates on its borrowings adjust faster than the interest rates on its adjustable-rate investment securities. In a period of rising interest rates, the Fund’s interest and dividend payments could increase while the interest it earns on its fixed-rate MBS would not change. This would adversely affect the Acquiring Fund’s profitability.

Investment Focus. The Acquiring Fund intends to invest up to 65% of its managed assets in MBS. While this concentration is less than the maximum MBS investment concentration for each of the Target Funds, a substantial portion of the Acquiring Fund’s assets will be invested in MBS. As a result, the Acquiring Fund will be affected to a greater degree by events affecting the MBS market than if it were invested in a broader array of securities, and such impact could be considerably greater than if it did not focus its investments to such an extent, particularly as a result of the leveraged nature of its investments. Such restrictions on the type of securities in which the Acquiring Fund may invest may adversely affect the Fund’s ability to achieve its investment objective.

The Acquiring Fund is expected to employ a variety of proprietary risk analytics and risk management tools in connection with making and monitoring portfolio investments. Prospective investors should be aware that no risk management or portfolio analytics system is fail-safe, and no assurance can be given that risk frameworks employed by either the Adviser and/or the Sub-adviser (e.g., stop-win, stop-loss, Sharpe Ratios, loss limits, value-at-risk or any other methodology now known or later developed) will achieve their objectives and prevent or otherwise limit substantial losses. No assurance can be given that the risk management systems and techniques or pricing models will accurately predict future trading patterns or the manner in which investments are priced in financial markets in the future. In addition, certain risk management tools may rely on certain assumptions (e.g., historical interest rates, anticipated rate trends) and such assumptions may prove incorrect.

Competition for Investment Opportunities. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. The Acquiring Fund will be competing for access to a number of attractive investments with other similarly situated investors. Additional third-party managed investment funds with similar objectives may be formed in the future. Given the foregoing, it is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Acquiring Fund and possibly adversely affecting the terms upon which investments can be made. There can be no assurance that the Acquiring Fund will be able to locate, consummate and exit investments that satisfy its investment objective.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Liquidity Risk. The Acquiring Fund, may invest in MBS or ABS for which there is no readily available trading market or which are otherwise illiquid. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which they could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments to raise cash to meet their respective obligations. Dispositions of these securities may require a lengthy time period and may hinder the ability of the Acquiring Fund to make cash distributions. There can be no assurance that purchasers can be found for the investments sold by the Acquiring Fund. The prices of securities with limited liquidity may be more volatile than prices of more liquid securities. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and its ability to make dividend distributions.

Hedging Risk. The Acquiring Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to the portfolio management team’s ability to predict correctly changes in the relationships of such hedging instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Acquiring Fund’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “—Restrictions Placed on Hedging.”

Restrictions Placed on Hedging. Certain federal income tax provisions may limit the extent to which the Fund may enter into derivatives or other risk reduction transactions.

Risks Related to Potential Conflicts of Interest. The Adviser and the Sub-adviser manage other registered investment companies, separate accounts, private investment funds and other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Fund receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or your overall returns. See “—Interest Rate Risk.”

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is a contract under which the Acquiring Fund sells a security for cash for a relatively short period (usually not more than one month) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements involve the risk that the market value of the securities the Acquiring Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Acquiring Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and accordingly, under the requirements of the 1940 Act, the Acquiring Fund is required to segregate permissible assets to cover its position. To the extent that the amount of cash and liquid securities required to be segregated increases, the Acquiring Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Variable and Floating Rate Debt Risk. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Acquiring Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Acquiring Fund is not entitled to exercise its demand rights, and the Acquiring Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of U.S. creditors may apply to MBS in which the Fund invests. If a court in a lawsuit brought by an unpaid creditor or representative of the creditors of an issuer of MBS, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Acquiring Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Acquiring Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Acquiring Fund.

Portfolio Valuation for Financial Accounting and Other Reporting Purposes. Valuations of the portfolio investments may involve uncertainties and judgment determinations. Third-party pricing information can vary considerably from one dealer or pricing service to another, and may at times not be available regarding certain of the investments of the Acquiring Fund. A disruption in the secondary markets for the investments of the Acquiring Fund may make it difficult to obtain accurate market quotations for purposes of valuing portfolio investments for financial accounting, borrowing and other reporting purposes. Further, because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Acquiring Fund from time to time, the liquidation values of portfolio investments may differ significantly from the valuations of such portfolio investments derived from the valuation methods described herein.

Tax Risk. To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, the Acquiring Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If it fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements if the Acquiring Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Acquiring Fund may be required to dispose of certain assets. If these relief provisions are not available to the Acquiring Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company could have a material adverse effect on the value of the Acquiring Fund’s common shares and the amount of Acquiring Fund distributions.

Risk of Taxable Income in Excess of Economic Income. The Acquiring Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectibility rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.

Similarly, many of the debt instruments (including MBS) that the Acquiring Fund may purchase will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Acquiring Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.

Finally, in the event that any debt instruments (including MBS) acquired by the Acquiring Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Acquiring Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectibility. Similarly, the Acquiring Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.

Risks Associated With Acquiring Fund’s Ability To Satisfy Regulated Investment Company Distribution Requirements. The Acquiring Fund generally must distribute annually at least 90% of its net investment income, excluding any net capital gain, in order to maintain its qualification as a regulated investment company for federal income tax purposes. To the extent that the Acquiring Fund satisfies this distribution requirement, but distributes less than 100% of its net investment income and net capital gain, the Acquiring Fund will be subject to federal corporate income tax on the Acquiring Fund’s undistributed taxable income. In addition, the Acquiring Fund will be subject to a 4% nondeductible excise tax if the actual amount that the Acquiring Fund distributes to its common shareholders in a calendar year is less than a minimum amount specified under federal income tax laws. The Acquiring Fund intends to make distributions to its common shareholders to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid paying federal income taxes and, if practicable, excise taxes, on undistributed taxable income. However, differences in timing between the recognition of taxable income and the actual receipt of cash could require the Acquiring Fund to sell assets (including Temporary Investments) or borrow funds on a short-term or long-term basis or issue cash-stock dividends (described below) to meet the distribution requirements of the Code.

The Acquiring Fund may find it difficult or impossible to meet distribution requirements in certain circumstances. Due to the nature of the assets in which the Acquiring Fund intends to invest, the Acquiring Fund’s taxable income may exceed the Fund’s net income as determined based on GAAP because, for example, realized capital losses will be deducted in determining the Fund’s GAAP net income but may not be deductible in computing the Fund’s taxable income. In addition, the Acquiring Fund may invest in assets, including debt instruments requiring the Fund to accrue OID, that generate taxable income (referred to as “phantom income”) in excess of or in advance of the corresponding cash flow from the assets. In addition, if the debt instruments provide for “payment-in-kind” or PIK interest, the Acquiring Fund may recognize OID for federal income tax purposes. Moreover, the Acquiring Fund may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt are “significant modifications” under the applicable Treasury regulations, the modified debt may be considered to have been reissued to the Acquiring Fund in a debt-for-debt exchange with the borrower. In that event, if the debt is considered to be “publicly traded” for federal income tax purposes, the modified debt in the hands of the Acquiring Fund may be considered to have been issued with OID to the extent the fair-market value of the modified debt is less than the principal amount of the outstanding debt. Also, certain previously modified debt that the Acquiring Fund acquires in the secondary market may be considered to have been issued with OID at the time it was modified. In general, the Acquiring Fund will be required to accrue OID on a debt instrument as taxable income in accordance with applicable federal income tax rules even though no cash payments may be received on such debt instrument. In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, the Acquiring Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Acquiring Fund may be required to accrue interest income with respect to subordinate MBS at the stated rate regardless of when their corresponding cash payments are received. Further, the Acquiring Fund may invest in assets that accrue market discount income, which may result in the recognition of taxable income in excess of the cash received by the Acquiring Fund in certain situations or the deferral of a portion of the Fund’s interest deduction paid on debt to incur such assets.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Acquiring Fund may have substantial taxable income in excess of cash available for distribution. To satisfy its distribution requirements, the Acquiring Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Acquiring Fund may make distributions in its common shares to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for federal income tax purposes and to avoid federal income and excise taxes, but no assurances can be given in this regard. Moreover, if the Acquiring Fund’s only feasible alternative were to make a taxable distribution of the Fund’s common shares to comply with the regulated investment company distribution requirements for any taxable year and the value of the Fund’s common shares was not sufficient at such time to make a distribution to its common shareholders in an amount at least equal to the minimum amount required to comply with such regulated investment company distribution requirements, the Acquiring Fund would generally fail to qualify as a regulated investment company for such taxable year.

Despite undertaking the efforts mentioned in the previous paragraph, the Acquiring Fund may not be able to distribute the amounts necessary to satisfy the distribution requirements necessary to meet its regulated investment company status for federal income taxes and to avoid federal income and excise taxes. If the Acquiring Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, material adverse tax consequences would result to investors. The Acquiring Fund would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s common shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Acquiring Fund would be required to distribute to its common shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits, which interest would be payable by the Acquiring Fund to the Internal Revenue Service (the “IRS”). In addition, if the Acquiring Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to (i) elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, (ii) be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

Cash/Stock Dividend Risks. The Acquiring Fund may distribute taxable dividends that are payable in cash and shares of the Fund’s common stock at the election of each shareholder. Under IRS Revenue Procedure 2017-45, up to 80% of any such taxable dividend could be payable in the Acquiring Fund’s common shares with the 20% or greater balance paid in cash. Shareholders receiving such dividends will be required to include the full amount of the dividend as taxable income to the extent of the Acquiring Fund’s current and accumulated earnings and profits for federal income tax purposes. As a result, common shareholders may be required to pay federal income taxes with respect to such dividends in excess of the cash dividends received. If a shareholder sells the common shares that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Acquiring Fund’s common shares at the time of the sale. Furthermore, the Acquiring Fund may be required to withhold applicable taxes with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of the Acquiring Fund’s common shareholders determine to sell shares of the Fund’s common shares in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s common shares.

Other Investment Companies Risk. The Acquiring Fund may invest in the securities of other investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder. Such securities may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the common shares) will be diminished.

Derivatives Risk, Including the Risk of Swaps. The Acquiring Fund’s use of derivatives will involve risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and the Sub-adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and the Sub-adviser incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Derivative transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Acquiring Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Acquiring Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Acquiring Fund under certain circumstances.

The Acquiring Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and the Sub-adviser not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Acquiring Fund’s interest rate risk. Moreover, the Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See also, “—Counterparty Risk” and “—Hedging Risks” and “Portfolio Composition—Hedging Strategies and Other Uses of Derivatives” in the Statement of Additional Information.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, insured securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Acquiring Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Personnel Turnover Risk. Nuveen, the Adviser and Sub-adviser may from time to time implement cost reductions that could make the retention of qualified and experienced personnel difficult and could lead to personnel turnover. Loss of significant personnel, whether in terms of number or role in managing the Acquiring Fund or an inability to hire qualified replacements in a timely manner, could adversely affect the operation of the Acquiring Fund and its ability to achieve its investment objective and pursue its anticipated strategies.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund, the Adviser and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Acquiring Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Investment Adviser and Management of the Fund—Sub-advisers.”

Anti-Takeover Provisions.    The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

C.	INFORMATION ABOUT THE MERGERS

General

The Board of each Target Fund has approved the Merger of its Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund, a newly formed Massachusetts business trust that will operate after the consummation of the Mergers as a registered closed-end management investment company managed in accordance with the Adviser’s securitized credit strategy. TAL, an affiliate of Nuveen, will serve as Sub-adviser to the Acquiring Fund. The Board of each Target Fund has determined that the Merger proposed for its Fund would be in the best interests of its Fund. The proposals were recommended by Nuveen Fund Advisors, the investment adviser to each of the Funds, and approved by the Target Funds’ Boards to benefit Fund shareholders as further described below.

The closing of the Merger for each Target Fund is contingent upon the closing conditions for that Merger being satisfied or waived, including approval of the Agreement and Plan of Merger by shareholders of the Target Fund and other customary closing conditions. In addition, each Merger is conditioned on the Merger Threshold, as described above, being attained. While the consummation of one Target Fund’s Merger is not conditioned on the consummation of the other, the Tender Offer conditions have the effect of conditioning the consummation of each Merger on the combined results of the Tender Offers. If shareholders of your Target Fund approve the Merger, the Merger Threshold is attained and your Target Fund satisfies or waives all of its other closing conditions, your Target Fund’s Merger will occur even if the other Target Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its other closing conditions. If shareholders of your Target Fund approve the Merger but the Merger Threshold is not attained, your Fund will terminate its Tender Offer and the Merger will not be completed. If a Target Fund’s Merger is not consummated, the Tender Offer for that Fund will be canceled and the Fund will terminate in accordance with its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Target Fund.

Terms of the Mergers

General. The Agreement, in the form attached as Appendix B, sets forth the terms of the Mergers and provides for each Target Fund to merge with and into [●], LLC (“Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, a newly organized Massachusetts business trust, with shareholders of each Target Fund receiving newly issued common shares, par value $0.01 per share, of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares). As soon as practicable following the completion of one or both Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of a Target Fund Merger, the shareholders of the Target Fund will become shareholders of the Acquiring Fund, which will operate after the Merger as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. If both Mergers are consummated, the assets of the Target Funds will be combined, with the shareholders of both Target Funds becoming shareholders of the Acquiring Fund. The Tender Offer to be conducted by the Target Fund prior to the consummation of its Merger could diminish some of the expected fee and expense savings to the extent that the Acquiring Fund’s asset base is smaller than the current asset base of Mortgage Opportunity 2 and, to a greater extent, Mortgage Opportunity, as a result of high participation rates by Target Fund shareholders in the Tender Offer.

If the conditions to closing one or both Mergers are satisfied or waived, the applicable Merger or Mergers are expected to occur on or about [●], 2019, or such other date as the parties may agree (the “Closing Date”). Each Target Fund that consummates its Merger would terminate its registration as an investment company under the 1940 Act following the Merger.

The aggregate net asset value of Acquiring Fund common shares issued to each Target Fund shareholder in a Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by such shareholder of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be distributed in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund shares due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). If both Mergers are consummated, shareholders of the Target Funds will hold reduced percentages of ownership in the larger Acquiring Fund than they held in the Target Funds individually.

Valuation of Assets and Liabilities. The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being referred to herein as the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from a Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, each Target Fund that has undistributed net investment income or undistributed realized net capital gains is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the meeting of the shareholders of a Fund called by such Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to shareholders of a Target Fund under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of each Merger is conditioned upon, among other things, (a) the requisite approval by the shareholders of the Target Fund of their Fund’s Merger, (b) the completion of Tender Offer(s) by one or both Target Funds whose shareholders have approved the Merger that results in aggregate managed assets of such Fund(s) equaling or exceeding the Merger Threshold taking into account the amounts to be paid to shareholders who tender their shares in the Tender Offers, (c) the absence of legal proceedings challenging the Mergers and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for a Merger to be consummated, the applicable Target Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President, as applicable, without further action by the Board of either the Acquiring Fund or any Target Fund. In addition, any Fund may at its option terminate the Agreement at or before the Closing due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Mergers

Based on the considerations below, the Board of each Target Fund, including its Independent Board Members, has determined that the Merger of its Fund would be in the best interests of such Fund and that the interests of the existing shareholders of such Target Fund would not be diluted as a result of the respective Merger. At a meeting held on February 26-28, 2019 (the “Meeting”), the Boards approved the Mergers and recommended that shareholders of the respective Target Fund approve the applicable Merger.

In preparation for the Meeting and at a prior meeting, the Adviser provided the Boards with information regarding, among other things, the proposed Mergers, the related Tender Offers, and potential alternatives to the proposed Mergers. Prior to approving the Mergers, the Independent Board Members of each Board reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in private sessions without management present. Based on the foregoing, the Boards considered the following principal factors, among others, in approving the Mergers and recommending that shareholders of the applicable Target Fund approve the Merger of their Target Fund:

•	the pending termination of the Target Funds;

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative fees and expense ratios of the Target Funds and the Acquiring Fund, including any fee cap on the Acquiring Fund expenses;

•	the anticipated federal tax impact of the Mergers on shareholders;

•	the expected costs of the Mergers;

•	the terms of the Mergers and whether the Mergers would dilute the interests of existing shareholders of the Funds;

•	the effect of the Mergers on shareholder rights;

•	alternatives to the Mergers; and

•	any potential benefits of the Mergers to the Adviser and its affiliates as a result of the Mergers.

The Pending Termination of the Target Funds. The Boards recognized that Mortgage Opportunity and Mortgage Opportunity 2 are each term funds scheduled to terminate in November 2019 and February 2020, respectively, unless extended by the Board of the respective Target Fund in accordance with its charter documents. The termination of the Target Funds would be a taxable event for shareholders. The Boards considered that the Mergers were designed to offer Target Fund shareholders the opportunity to maintain their exposure to securitized credit as shareholders of the Acquiring Fund, which will have no set termination date. The Boards of the Target Funds, however, also recognized that some shareholders of the Target Funds may want to receive the net asset value for their shares which would occur if the Target Funds liquidated in accordance with their scheduled termination date. To help address the desires of such shareholders, the Board of each Target Fund also approved a Tender Offer by its respective Target Fund to be commenced if such Target Fund’s shareholders approved its Merger. The Tender Offers are intended to occur prior to the consummation of the respective Target Fund’s Merger and permit the applicable Target Fund to purchase up to 100% of its then outstanding common shares. The Boards recognized that the Tender Offers would provide shareholders who do not wish to continue their investment as a shareholder of the Acquiring Fund with the opportunity to tender their shares and receive a purchase price equal to net asset value, subject to the following. The Boards of the Target Funds noted that if the aggregate managed assets of the Target Fund or Target Funds whose shareholders have approved the Merger and are conducting a Tender Offer do not equal or exceed $100 million as of the expiration date of the Tender Offer(s) taking into account the amounts that would be paid to shareholders who have properly tendered their shares (i.e., the Merger Threshold), then the Tender Offers and the Mergers will not be completed. Rather, each Target Fund would liquidate its investment portfolio and proceed to terminate on its respective termination date, unless the Board extends the term in accordance with the charter documents of the Target Fund. If the Merger Threshold is attained and the other closing conditions to the Tender Offer and Merger are satisfied or waived, the applicable Target Fund will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Tender Offer at net asset value and its Merger will occur.

Compatibility of Investment Objectives, Policies and Related Risks. The Boards noted that the Target Funds have the same investment objective to generate attractive returns through opportunistic investments in MBS. The Boards also recognized that the Acquiring Fund’s investment objective, however, is to generate high current income through opportunistic investments in securitized credit. The Boards recognized that the investment objective of the Acquiring Fund was similar to that of each Target Fund, but the Acquiring Fund had a broader mandate which permitted it to have greater exposure to asset-backed securities and securitized credit that are not mortgage related. The Boards reviewed the Acquiring Fund’s key investment policies, including proposed allocations between MBS and non-mortgage related asset-backed securities. The Boards considered that each Target Fund also utilized leverage primarily through bank borrowings and that the Acquiring Fund also expected to use leverage primarily though bank borrowings and intends to limit its combined effective leverage ratio similarly to that of the Target Funds. The Boards of the Target Funds also considered the portfolio compositions of the Target Funds and the impact that the applicable Merger would have on their respective Target Fund’s portfolio, including any shifts in, among other things, asset allocation, credit ratings, portfolio yield and leverage costs. Given the broader investment mandate of the Acquiring Fund, the Boards recognized that the principal investment strategies, portfolio composition and related principal risks of the Acquiring Fund would differ in certain respects when compared to that of the Target Funds. The Boards also considered that the performance of the Acquiring Fund, which is newly formed and will operate after consummation of the Mergers, is expected to differ from the historical results of the Target Funds as a result of the differences in investment strategies to be employed by the Acquiring Fund.

Consistency of Portfolio Management. The Target Funds’ Boards noted that Nuveen Fund Advisors, LLC serves as investment adviser to the Target Funds and will serve as investment adviser to the Acquiring Fund. Wellington Management serves as Sub-adviser to the Target Funds, but TAL, an affiliate of the Adviser, will serve as Sub-adviser to the Acquiring Fund. The Boards recognized that the team of portfolio managers of the Acquiring Fund will be different from the portfolio manager of the Target Funds and reviewed the experience and backgrounds of the portfolio managers who will be responsible for the daily management of the Acquiring Fund following the Mergers. Although the Acquiring Fund is new without a performance record, the Boards reviewed the one-, three- and five-year annualized total returns ended December 31, 2018 of a securitized credit sleeve of another mutual fund advised by TAL.

The Funds’ Relative Sizes. The Boards noted that the Acquiring Fund is a new fund without assets that will operate after the consummation of the Mergers. The Boards noted that as a condition to consummating each Merger, the Merger Threshold must be attained. The Boards recognized that the Merger Threshold was set to help ensure the viability of the Acquiring Fund.

Fees and Expense Ratios. The Boards considered, among other things, the fees and expense ratios of each of the Target Funds compared to the estimated fees and expenses of the Acquiring Fund, the costs of leverage among the Funds and the impact of fee waivers. The Boards recognized that the management fee rate of the Acquiring Fund was lower than the management fee rate of the Target Funds. In addition, the Boards recognized that the Adviser agreed, during the first year following the Mergers, to waive fees or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months. After taking into account the fee and expense waiver, the Boards noted that the estimated total operating expense ratio of the Acquiring Fund was lower than that of each Target Fund. The Boards recognized that the Tender Offers may reduce the current asset base of the Target Funds which would result in a smaller asset base for the Acquiring Fund. As expenses would be spread over a smaller asset base, such smaller asset base for the Acquiring Fund could reduce the expected fee and expense savings for Target Fund shareholders who continue as Acquiring Fund shareholders.

Anticipated Federal Income Tax Impact of the Mergers. The Boards recognized that whether the Mergers qualify as a tax-free “reorganization” for federal income tax purposes will depend on, among other things, the level of participation in the Tender Offers. Generally, the more shares that are tendered, the less likely it is the respective Merger will qualify as a “reorganization” for federal income tax purposes. The Boards, however, recognized that if the Target Funds liquidated their portfolios and terminated in accordance with their scheduled terms, such terminations also would be a taxable event for federal income tax purposes. The Boards considered that the Mergers give shareholders the potential for a tax-free reorganization pursuant to which they could continue their exposure to securitized credit as shareholders of the Acquiring Fund.

Expected Costs of the Mergers. The Boards considered the terms and conditions of the Mergers, including the estimated costs associated with each Merger. The Boards noted that the Adviser is bearing the costs of the Mergers and Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund pursuant to the Mergers and the transaction costs associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers.

Terms of the Mergers and Impact on Shareholders. The terms of the Mergers were intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in net asset value as of the valuation time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with its respective Merger and, in lieu of such fractional shares, such Target Fund common shareholders will receive cash.

Effect on Shareholder Rights. The Boards considered that each of the Target Funds is, and the Acquiring Fund will be, organized as a Massachusetts business trust. In this regard, there will be no change to Target Fund shareholder rights under state statutory law.

Alternatives. The Boards considered alternatives to the Mergers, including permitting the Target Funds to terminate in accordance with their scheduled terms. The Boards considered the status quo of permitting the Target Funds to terminate as scheduled; however, the Boards recognized that the terminations would be a taxable event for shareholders and would eliminate the opportunity for shareholders to continue their exposure to securitized credit through the Mergers with the Acquiring Fund, with each Merger having the potential to qualify as a tax-free reorganization for federal income tax purposes. The Boards also considered providing shareholders with an opportunity to invest in a new fund that focused on securitized credit through an initial public offering. The Boards, however, did not consider this a viable option as all of a Target Fund’s shareholders would experience a taxable event at the liquidation of the Target Funds, shareholders may have to pay sales loads associated with an initial public offering, and the Adviser represented that it did not believe current market conditions would support launching a closed-end fund with a perpetual mandate through an initial public offering.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that although the Target Funds were term funds, the Acquiring Fund would have no set termination date and therefore, the Adviser would continue to earn a management fee on the Acquiring Fund albeit at a lower management fee rate than that paid by the Target Funds. In considering the management fee rate to be paid by the Acquiring Fund, the Boards considered that the Acquiring Fund’s contractual fee rate was above the average contractual fee rate of its anticipated Lipper peer group of funds but recognized certain limitations with the peer group inhibit some of the usefulness of the comparative data. The Boards further considered that the Adviser also has agreed, during the first year following the Mergers, to waive fees or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months. In addition to the continuation of management fees for the Adviser, the Boards also considered other benefits including, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion. Each Board of the Target Funds, including its Independent Board Members, approved its respective Merger, concluding that its Merger is in the best interests of the respective Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Merger.

Capitalization

The following tables set forth the unaudited capitalization of the Target Funds as of December 31, 2018, and the pro forma combined capitalization of the Acquiring Fund as if the Mergers had occurred on that date. Acquiring Fund Pro Forma in the first table assumes that the Tender Offers resulted in the Acquiring Fund operating at the Merger Threshold. Acquiring Fund Pro Forma in the second table assumes that shareholders of Mortgage Opportunity approve the merger and that 60% of shareholders participate in the Tender Offers, while the shareholders of Mortgage Opportunity 2 do not approve the merger. The third table assumes that both Target Funds approve the mergers and that 60% of shareholders of both Target Funds participate in the Tender Offers. The tables reflect a pro forma exchange ratio of approximately 0.92091600 and 0.89078400 common shares of the Acquiring Fund issued for each common share of Mortgage Opportunity and Mortgage Opportunity 2, respectively.

	Mortgage Opportunity	Mortgage Opportunity 2	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common shares, $0.01 par value per share, 15,888,994 shares outstanding for Mortgage Opportunity; common shares, $0.01 par value per share, 4,871,277 shares outstanding for Mortgage Opportunity 2; and common shares, $0.01 par value per share, 2,800,000 shares outstanding for Acquiring Fund Pro Forma	$158,890	$48,713	$(179,603	)(2)	$28,000
Paid-in surplus	371,208,455	110,177,327	(404,111,875	)(2)	77,273,907
Total Distributable Earnings	(5,557,064)	(1,744,843)	—	(3)	(7,301,907)

Net assets attributable to common shares	$365,810,281	$108,481,197	$(404,291,478)		$70,000,000

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$23.02	$22.27			$25.00
Authorized shares:
Common	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if both Mergers consummated and were effective as of December 31, 2018, and are presented for informational purposes only. The actual closing date of the Mergers is expected to be on or about [•], 2019, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)

Assumes the issuance of 2,159,577 and 640,423 Acquiring Fund common shares to the common shareholders of Mortgage Opportunity and Mortgage Opportunity 2, respectively. These numbers are based on the net asset values of the Target Funds as of December 31, 2018, and assume a pro rata participation in the Target Funds’ Tender Offers such that the combined managed assets of the Acquiring Fund following the Mergers will be $100 million, of which $30 million is leverage. These figures assume the Target Funds will not be required to distribute any tax basis undistributed net investment income or tax basis accumulated net realized gains to their shareholders prior to the Mergers.

(3)

The Adviser will bear the costs of the Mergers and Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

	Mortgage Opportunity	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common shares, $0.01 par value per share, 15,888,994 shares outstanding for Mortgage Opportunity; and common shares, $0.01 par value per share, 5,852,964 shares outstanding for Acquiring Fund Pro Forma	$158,890	$(100,360	)(2)	$58,530
Paid-in surplus	371,208,455	(219,385,809	)(2)	151,822,646
Total Distributable Earnings	(5,557,064)	—	(3)	(5,557,064)

Net assets attributable to common shares	$365,810,281	$(219,486,169)		$146,324,112

	Mortgage Opportunity	Pro Forma Adjustments	Acquiring Fund Pro Forma(1)
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$23.02		$25.00
Authorized shares:
Common	Unlimited		Unlimited

(1)

The pro forma balances are presented as if only the Merger with Mortgage Opportunity was consummated and was effective as of December 31, 2018, and are presented for informational purposes only. The actual closing date of the Mergers is expected to be on or about [•], 2019, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)

Assumes the issuance of 5,852,964 Acquiring Fund common shares to the common shareholders of Mortgage Opportunity. These numbers are based on the net asset values of Mortgage Opportunity as of December 31, 2018, and assume that Mortgage Opportunity shareholders approve the Merger and that 60% of shareholders participate in the Tender Offer. These figures assume Mortgage Opportunity will not be required to distribute any tax basis undistributed net investment income or tax basis accumulated net realized gains to its shareholders prior to the Merger.

(3)

The Adviser will bear the costs of the Merger and Tender Offer, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Fund to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offer, which may be substantial.

	Mortgage Opportunity	Mortgage Opportunity 2	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common shares, $0.01 par value per share, 15,888,994 shares outstanding for Mortgage Opportunity; common shares, $0.01 par value per share, 4,871,277 shares outstanding for Mortgage Opportunity 2; and common shares, $0.01 par value per share, 7,588,664 shares outstanding for Acquiring Fund Pro Forma	$158,890	$48,713	$(131,716	)(2)	$75,887
Paid-in surplus	371,208,455	110,177,327	(284,443,171	)(2)	196,942,611
Total Distributable Earnings	(5,557,064)	(1,744,843)	—	(3)	(7,301,907)

Net assets attributable to common shares	$365,810,281	$108,481,197	$(284,574,887)		$189,716,591

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$23.02	$22.27			$25.00
Authorized shares:
Common	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if both Mergers consummated and were effective as of December 31, 2018, and are presented for informational purposes only. The actual closing date of the Mergers is expected to be on or about [•], 2019, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)

Assumes the issuance of 5,852,965 and 1,735,699 Acquiring Fund common shares to the common shareholders of Mortgage Opportunity and Mortgage Opportunity 2, respectively. These numbers are based on the net asset values of the Target Funds as of December 31, 2018, and assume that shareholders of the Target Funds approve the Mergers and 60% of shareholders in each of the Target Funds participates in the Tender Offers. These figures assume the Target Funds will not be required to distribute any tax basis undistributed net investment income or tax basis accumulated net realized gains to their shareholders prior to the Mergers.

(3)

The Adviser will bear the costs of the Mergers and Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

Expenses Associated with the Mergers

The Adviser is bearing the costs of the Mergers and Tender Offers, other than portfolio transaction costs in connection with repositioning the portfolio to meet investment objective, policies and strategies of the Acquiring Fund and portfolio transaction costs in order to complete the Tender Offers, which may be substantial. Shareholders of the Target Funds will bear these costs indirectly. Shareholders of Target Funds who receive Acquiring Fund shares in the Mergers will not be charged sales loads with respect to such Acquiring Fund shares. Turnover and transaction costs associated with the Tender Offer are not expected to be greater than the costs that would be associated with the liquidation of the portfolio in anticipation of the scheduled termination date.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of Mergers. These shareholder account fees, if any, are not paid or otherwise remitted to the Target Funds or the Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[●] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the declaration of trust of each Target Fund, shareholders of each Fund do not have dissenters’ rights of appraisal with respect to the Merger.

Material Federal Income Tax Consequences of the Mergers

The following discussion addresses the material U.S. federal income tax consequences of the Mergers to U.S. holders (as defined below) of Target Fund common shares. The discussion is based on the provisions of the Code, its legislative history, U.S. Treasury regulations, administrative rulings and judicial decisions, all as currently in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. Tax considerations under foreign, state or local laws, or any federal laws other than those pertaining to income tax, are not addressed.

For purposes of this discussion, the term U.S. holder means a beneficial owner that is:

•	an individual citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for United States federal income tax purpose) created or organized under the laws of the United States or any of its political subdivisions;

•

a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to United States federal income taxation on its income regardless of its source.

This discussion applies only to Target Fund shareholders that hold their Target Fund shares as a capital asset within the meaning of section 1221 of the Code (generally, property held for investment), and does not address all aspects of United States taxation that may be relevant to a particular U.S. holder in light of its individual circumstances or to U.S. holders subject to special treatment under United States federal income tax laws, including without limitation:

•	financial institutions;

•	qualified retirement plans and individual retirement accounts;

•	S corporations or other pass-through entities (or entities or arrangements classified as pass-through entities for U.S. federal income tax purposes), or investors in pass-through entities;

•	persons liable for the alternative minimum tax;

•	insurance companies;

•	regulated investment companies;

•	tax-exempt organizations;

•	brokers or dealers in securities or currencies;

•	traders in securities that elect to use a mark-to-market method of accounting;

•	persons that hold Target Fund shares as part of a straddle, hedge, constructive sale, conversion transaction or other integrated transaction;

•	persons with “applicable financial statements” within the meaning of section 451(b) of the Code;

•	real estate investment trusts; and

•	persons who “functional currency” is not the U.S. dollar.

If a partnership or other entity taxed as a partnership for federal income tax purposes holds Target Fund shares, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partner and partnership. Partnerships and partners in such a partnership should consult their tax advisers about the tax consequences of the Mergers to them.

Federal Income Tax Classification of the Mergers

It is not clear as of the date hereof, nor will it be clear prior to the Annual Meeting of Target Fund shareholders, whether the Mergers will qualify as reorganizations within the meaning of section 368(a) of the Code. If following the completion of the Tender Offers, it is determined that the Mergers will qualify as reorganizations, the receipt of a tax opinion will be a condition to closing the Mergers. In the event it is determined that the Mergers will not qualify as reorganizations, no tax opinion will be given in connection with the Mergers. In addition, the Funds have not requested and do not intend on requesting any ruling from the IRS as to the federal income tax consequences of the Mergers.

In order for a transaction to be treated as a reorganization, certain requirements, including without limitation, the continuity of interest requirement as described in Treasury Regulation section 1.368-1(e), must be satisfied. For the continuity of interest requirement to be satisfied, a proprietary interest in the Target Fund must be preserved, which under applicable authority, generally would be the case if at least 40% of the total consideration received by Target Fund shareholders in a Merger consists of Acquiring Fund shares. Under federal income tax principles, the purchase price received by Target Fund shareholders who tender their shares in the Tender Offers will likely be included in the total consideration received by Target Fund shareholders in the Mergers. Therefore, whether the continuity of interest requirement is satisfied in a Merger will depend on the level of participation in the Tender Offers by that Target Fund’s shareholders. The more shares of a Target Fund that are tendered the less likely it is that the merger of such Target Fund into the Acquiring Fund will qualify as a reorganization for federal income tax purposes. Each Target Fund is evaluated separately for this purpose and the federal income tax treatment of one Merger will not impact the federal income tax treatment of the other Merger.

Federal Income Consequences to Target Fund Shareholders if a Merger Qualifies as a Reorganization

If a Merger qualifies as a reorganization for federal income tax purposes, the federal income tax consequences of the Merger will be as follows:

1.

No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

2.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

3.

No gain or loss will be recognized by the Target Fund shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund share.

4.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Merger (including any fractional Acquiring Fund share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund share to which a shareholder would be entitled) will include the period during which the Target Fund shares that were converted into Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the merger.

5.

The basis of the Target Fund’s assets in the hands of the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Merger. The holding period of the assets of the Target Fund received by Merger Sub in the Merger will include the period during which those assets were held by the Target Fund.

The federal income tax consequences of the Mergers described above do not include (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Merger and then as having sold that fractional Acquiring Fund common share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Federal Income Consequences to Target Fund Shareholders if a Merger Fails to Qualify as a Reorganization

If a Merger fails to qualify as a reorganization for federal income tax purposes, then the exchange by a U.S. holder of Target Fund shares for Acquiring Fund shares will be a fully taxable transaction for federal income tax purposes (and may also be a taxable transaction under applicable state, local and foreign income or other tax laws). For federal income tax purposes, a U.S. holder generally will recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received in the Merger and the adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Merger. Any gain or loss generally will be long-term capital gain or loss if such shareholder held (or is treated as holding) their Target Fund shares for more than one year, and will be short-term capital gain or loss if such shares were held (or are treated as held) for one year or less. Current federal income tax law taxes long-term and short-term capital gains of corporations at the same rate applicable to ordinary income. For noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20% while short-term capital gains are taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to any capital gain recognized as a result of the Merger by certain individual, estate or trust shareholders of the Target Fund. The deductibility of capital losses is subject to limitations.

If a Merger fails to qualify as a reorganization for federal income tax purposes, the Target Fund will be treated for federal income tax purposes as though it transferred all its assets to the Acquiring Fund and liquidated, resulting in the Target Fund recognizing any unrealized gains, but possibly not losses, on its assets as a result of the Merger. Any net investment income or net capital gains realized by a Target Fund would be distributed to shareholders of the Target Fund prior to the closing of the Mergers and all or a portion of such distribution may be taxable to the Target Fund shareholders for federal income tax purposes. Under certain circumstances that will not be known until the closing of the Merger(s), the Acquiring Fund’s basis in the assets its receives from a Target Fund may be the fair market value of such assets at the effective time of the Merger, which may be less than the Target Fund’s basis in such assets at such time, or may be the historical basis of the Target Fund in such assets with reductions to the basis of certain assets if there is an aggregate built-in loss in a Target Fund’s assets at the time of the Merger. As a result, the taxable distributions received by Target Fund shareholders whose shares are converted to Acquiring Fund shares in the Mergers may be greater than they would have been had the Mergers not occurred.

Backup Withholding and Information Reporting. The Acquiring Fund shares received by a Target Fund shareholder pursuant to a Merger will be subject to information reporting and may be subject to backup withholding at a rate of 24% unless such Target Fund shareholder provides the Target Fund with its taxpayer identification number and otherwise complies with the backup withholding rules. Any amounts withheld under the backup withholding rules are not an additional tax and generally will be allowed as a refund or credit against such U.S. holder’s federal income tax liability, provided that the such U.S. holder timely furnished the required information to the IRS.

Non-U.S. Holders. For purposes of this discussion, the term “non U.S. holder” means a beneficial owner of Target Fund shares (other than an entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder. The rules governing the U.S. federal income taxation of non-U.S. holders are complex, and no attempt will be made herein to provide more than a limited summary of those rules. Any gain a non-U.S. holder recognizes from the exchange of Target Fund shares for Acquiring Fund shares in a Merger generally will not be subject to U.S. federal income taxation unless (i) the gain is effectively connected with a trade or business conducted by the non-U.S. holder in the United States, or (ii) in the case of a non-U.S. holder who is an individual, such holder is present in the United States for 183 days or more in the taxable year of the Merger and other conditions are met. Non-U.S. holders described in (i) above will be subject to tax on gain recognized at applicable U.S. federal income tax rates and, in addition, non-U.S. holders that are corporations (or treated as corporations for U.S. federal income tax purposes) may be subject to a branch profits tax equal to 30% (or a lesser rate under an applicable income tax treaty) on their effectively connected earnings and profits for the taxable year, which would include such gain. Non-U.S. holders described in (ii) above will be subject to a flat 30% tax on any gain recognized, which may be eliminated or reduced by an applicable treaty or offset by U.S. source capital losses.

Foreign Account Tax Compliance Act. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to the Acquiring Fund shares received by that shareholder in a Merger. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Other Considerations

Regardless of whether a Merger qualifies as reorganization for federal income tax purposes, each Target Fund will declare prior to the closing of its Merger a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Mergers. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Mergers, the Acquiring Fund’s ability to use the Target Funds’ pre-Merger capital losses, if any, may be limited under certain federal income tax rules applicable to mergers of this type. If a Merger fails to qualify as a reorganization, the Acquiring Fund will not be able to use any capital loss carryforward of that Target Fund. If a Merger qualifies as a reorganization, the Acquiring Fund’s ability to use such losses may nonetheless be limited under these rules. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Mergers not occurred. Assuming a Merger qualifies as a reorganization, the effect of the potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Target Funds at the time of the Mergers. For federal income tax purposes, the Target Funds had no capital loss carryovers as of December 31, 2018.

This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

The Merger with respect to a Target Fund is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s declaration of trust and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page 68.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If a Merger is consummated with respect to a Target Fund, the Acquiring Fund will issue common shares on the Closing Date to the common shareholders of such Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Target Fund that are transferred in connection with the Merger, in each case as of the Valuation Time.

Acquiring Fund common shares will have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each of Mortgage Opportunity and Mortgage Opportunity 2 has a monthly distribution policy that seeks to maintain a stable level of distributions. Each of Mortgage Opportunity’s and Mortgage Opportunity 2’s present policy, which may be changed by its Board, is to make regular cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund. The Acquiring Fund will declare and pay regular monthly distributions. Distributions will be paid from distributable cash flow, which is equal to income, realized gains and return of capital from investments less operating expenses including expenses of leverage. Distributable cash flow may differ from net investment income for generally accepted accounting purposes.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with an Investment in the Acquiring Fund” under “Additional Information About the Acquiring Fund” below and “Federal Income Tax Matters” in the Merger SAI.

At any time when preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund will be identical to the dividend reinvestment plans of the Target Funds. Under the Acquiring Fund’s Plan, if your Acquiring Fund common shares are registered directly with the Acquiring Fund or if you hold your shares with a brokerage firm that participates in the Acquiring Fund’s Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by Computershare Trust Company, N.A. and Computershare Inc. (collectively, “Computershare”), as dividend paying agent (the “Plan Agent”). The tax character of distributions (as consisting of ordinary income or capital gain) will be the same regardless of whether such distributions are reinvested or received in cash. See “Federal Income Tax Matters Associated with an Investment in the Acquiring Fund” under “Additional Information About the Funds.”

Under the Acquiring Fund’s Plan, the number of common shares you will receive will be determined as follows:

(1)

If the shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

(2)

If shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Acquiring Fund’s Plan at any time by giving written or telephonic notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to Computershare, P.O. Box 505000, Louisville, Kentucky 40233-5000.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives confirmation of all transactions in the accounts, including information you may need for tax records. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares you have received under the Plan.

The Plan Agent will be paid a service fee for handling reinvestment of distributions, which will be paid by the Fund. Participants will be charged a per share fee (currently $0.02) on all open market purchases. Per share fees include any applicable brokerage commissions Computershare is required to pay.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions, nor does it mean that you will not realize capital gains or income simply because you are not receiving cash and instead are participating in the Plan.

If you hold your shares with a brokerage firm that does not participate in the Plan or transfer your shares from a participating broker to a non-participating broker, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

In connection with the Merger, each Target Fund’s Plan will be terminated and shareholders who elected to participate in such Plan as of the Closing Date will be automatically enrolled in the Acquiring Fund’s Plan.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Target Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares. Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions.

	Mortgage Opportunity
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2018	$24.09	$22.30	$24.44	$23.02	0.00%	(4.76)%
September 2018	$24.05	$23.42	$24.43	$24.26	(1.11)%	(3.66)%
June 2018	$23.77	$23.25	$24.49	$24.17	(2.34)%	(4.32)%
March 2018	$24.60	$23.38	$24.81	$24.39	(0.57)%	(4.30)%

	Mortgage Opportunity
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2017	$26.25	$24.32	$26.74	$24.67	(0.04)%	(3.73)%
September 2017	$25.72	$25.24	$26.69	$26.38	(2.96)%	(4.82)%
June 2017	$25.61	$24.57	$26.47	$25.71	(2.62)%	(4.58)%
March 2017	$24.81	$23.80	$25.72	$25.06	(3.43)%	(5.55)%
December 2016	$24.21	$23.20	$25.43	$24.96	(3.65)%	(7.94)%
September 2016	$24.47	$23.10	$25.42	$24.74	(3.20)%	(7.07)%
June 2016	$23.25	$22.52	$24.66	$24.29	(5.49)%	(8.19)%
March 2016	$23.03	$22.06	$25.10	$24.18	(6.65)%	(9.85)%

	Mortgage Opportunity 2
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2018	$23.37	$21.77	$23.59	$22.27	0.65%	(3.09)%
September 2018	$23.36	$22.59	$23.58	$23.43	(0.85)%	(3.79)%
June 2018	$22.95	$22.38	$23.66	$23.35	(2.34)%	(4.43)%
March 2018	$23.69	$22.49	$23.97	$23.56	(0.96)%	(5.31)%
December 2017	$25.25	$23.48	$25.71	$23.86	(0.21)%	(4.28)%
September 2017	$24.77	$24.23	$25.69	$25.38	(2.67)%	(4.53)%
June 2017	$24.60	$23.59	$25.47	$24.79	(3.19)%	(5.11)%
March 2017	$23.76	$23.05	$24.81	$24.17	(3.67)%	(5.99)%
December 2016	$23.63	$22.38	$24.52	$24.08	(3.59)%	(7.92)%
September 2016	$23.72	$22.24	$24.50	$23.86	(3.18)%	(6.80)%
June 2016	$22.44	$21.64	$23.76	$23.43	(4.63)%	(8.31)%
March 2016	$22.40	$21.39	$24.29	$23.34	(6.43)%	(9.76)%

On [●], 2019, the closing sale prices of Mortgage Opportunity and Mortgage Opportunity 2 common shares were $[●] and $[●], respectively. These prices represent [discounts] to net asset value for Mortgage Opportunity and Mortgage Opportunity 2 of [●]% and [●]%, respectively.

Common shares of each Target Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Mergers, or what the extent of any such discount or premium might be.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s governing documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. The power and authority to manage the fund and its affairs reside with the trustees, and shareholder voting and other rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute.

Under each Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, such as the Delaware General Corporation Law or the Maryland General Corporation Law, or statutory trust laws, such as the Delaware Statutory Trust Act, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger, reorganization or sale of substantially all of the assets of the Fund (under certain circumstances) and matters for which the 1940 Act requires a shareholder vote.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires a plurality vote, and for matters to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. Each declaration of trust also provides that a trustee may only be removed for cause, by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the Fund’s outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than liability to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Pre-Merger Tender Offer

In order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the Acquiring Fund to exit the Target Fund at net asset value (which is what shareholders would receive upon a termination of a Target Fund in accordance with its current term structure), in the event a Target Fund Merger is approved by the Target Fund’s shareholders and as a condition to consummating the Merger, the Target Fund intends to commence a Tender Offer to purchase up to 100% of its then-outstanding common shares. If the Tender Offer will be consummated, shareholders who properly tender their common shares will receive a purchase price equal to the net asset value per share of the Target Fund as of a date following the expiration date of the Tender Offer and prior to the payment date.

If the Merger Threshold is attained and the other closing conditions to the Tender Offer and Merger are satisfied or waived, the applicable Target Fund will purchase all common shares properly tendered and not withdrawn and its Merger will occur. If a Target Fund does not approve the Merger, the Merger Threshold is not met or any other closing conditions are not satisfied or waived, the Tender Offer(s) will not be completed, the Merger will not occur and the Target Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term of the Target Fund in accordance with the charter documents of the Target Fund.

Each Target Fund is expected to liquidate its portfolio to the extent necessary to pay for the shares acquired in the Tender Offer from tendering shareholders. Such portfolio dispositions may occur at time(s) when market conditions are unfavorable. Each Target Fund will bear the transaction costs associated with such portfolio sales. To the extent that portfolio investments of a Target Fund are sold prior to its Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to Target Fund shareholders. If the Tender Offers are not completed, each Target Fund would bear similar risks and costs in connection with the liquidations of its portfolio prior to its scheduled termination date.

If a Target Fund’s Merger is approved, the Target Fund expects to publicly announce the Tender Offer within [●] days after the Annual Meeting date.

A sale of Target Fund common shares in the Tender Offer will be a taxable transaction for U.S. federal income tax purposes. Depending on the particular circumstances of a participating Target Fund shareholder, and the number of shares tendered and purchased pursuant to the Tender Offer, the sale of shares pursuant to the Tender Offer will be treated as either (i) a “sale or exchange” of those shares, producing gain or loss equal to the difference, if any, between the amount of cash received and the shareholder’s adjusted tax basis in the shares sold pursuant to the offer, or (ii) the receipt of a distribution from the Target Fund, taxable as a dividend to the extent of such shareholder’s allocable share of the Target Fund’s “earnings and profits.”

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Target Funds and the Acquiring Fund

General

The Funds have similar investment objectives. The investment objective of each of the Target Funds is to generate attractive total returns through opportunistic investments in MBS. The Acquiring Fund’s investment objective is to generate high current income through opportunistic investments in securitized credit. The Acquiring Fund generally will be permitted to be less concentrated in MBS than each of the Target Funds.

Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in MBS, consisting primarily of non-agency RMBS and CMBS. MBS include, but are not limited to, U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by FNMA and FHLMC; non-agency RMBS; non-dollar RMBS; CMBS and collateralized mortgage obligations (“CMOs”), including interest only (“IO”), principal only (“PO”) and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed (“HEQ”) securities; MBS credit default swaps (including swaps based on indices, such as the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; and repurchase agreements supported by agency MBS

Each Target Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related ABS, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the 1940 Act. Each Target Fund also may invest in any newly developed mortgage-related derivatives that may become available for mortgage investing.

The Acquiring Fund will pursue its investment objective by following the Adviser’s securitized credit strategy. Under this strategy, the Acquiring Fund may hold more non-MBS related securities than the Target Funds, including up to 35% of its Managed Assets in non-mortgage related ABS. The investment policies and strategies of the Acquiring Fund are described in more detail below.

Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Strategy

The Acquiring Fund will seek to achieve its investment objective by investing primarily in a diverse portfolio of MBS. MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or CMOs. The Acquiring Fund will seek to select MBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential. This evaluation is based upon multiple factors, including rigorous analysis of the credit performance of the mortgage loan portfolios underlying the MBS; security structure characteristics such as the priority of payment, credit enhancement and default patterns of underlying loans; and the relative financial strength of the mortgage loan servicer.

Under normal circumstances, the Acquiring Fund will invest at least 65% of its Managed Assets in MBS, including RMBS and CMBS. MBS include, but are not limited to, the following: U.S. agency mortgage-backed, pass-through securities issued by GNMA, FNMA, FHLMC, and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by FNMA and FHLMC; non-agency RMBS; non-dollar RMBS; CMBS and CMOs, including IO, PO, and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related ABS, such as HEQ securities; MBS credit default swaps (including swaps based on indices, such as the CMBX, TRX and ABX indices), and other derivative instruments related to mortgage-backed securities; and repurchase agreements supported by agency MBS.

The Acquiring Fund also may invest up to 35% of its Managed Assets in non-mortgage related ABS, including but not limited to auto, collateralized loan obligations (“CLOs”), solar, timeshare, aircraft and catastrophe bonds, with a maximum of 5% of Managed Assets in catastrophe bonds.

The Acquiring Fund intends to use leverage to enhance the total return potential of the overall investment strategy, including borrowings from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Fund intends to limit its combined effective leverage ratio (measured by comparing the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets.

The Acquiring Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets.

The Acquiring Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments or as a substitute for a position in the underlying asset.

The Acquiring Fund is not limited in its ability to invest in below investment-grade or illiquid securities.

During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its available assets in high quality investments. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful.

The Funds’ investment objectives, and certain of the investment restrictions listed in the Statement of Additional Information, are considered fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Composition and Other Information

The Acquiring Fund’s portfolio will be composed primarily of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Merger SAI.

MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Acquiring Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Acquiring Fund may invest in RMBS and CMBS, including residual interests, issued by private issuers, including subordinated mortgage-related securities. The Acquiring Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages. Other mortgage-related securities in which the Acquiring Fund may invest are described below.

RMBS. RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

The non-agency RMBS in which the Acquiring Fund may invest are issued by, among others, commercial banks, investment banks, and mortgage originators. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers. There can be no assurance that the private insurers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Acquiring Fund or the price of the Acquiring Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

The agency RMBS in which the Acquiring Fund may invest represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency RMBS may include agency mortgage pass-through certificates issued or guaranteed by GNMA, FNMA and/or FHLMC. These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders. Agency RMBS may also include agency CMOs, which are debt obligations issued by GNMA, FNMA or FHLMC.

CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Acquiring Funds may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

Stripped Mortgage-Backed Securities. The Acquiring Fund also may invest in stripped mortgage-backed securities (“Stripped MBS”). Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Acquiring Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Below Investment Grade Securities. A significant portion of the Acquiring Fund’s portfolio (including both direct and indirect investments) may consist of below investment grade securities. Below investment grade securities are those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s) and BB or lower by S&P Global Ratings (“S&P”), a Standard and Poor’s Financial Services LLC business, or Fitch Ratings, Inc. (“Fitch”), or comparably rated by other rating agencies. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well-assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Ca by Moody’s and C by S&P or Fitch are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated C by Moody’s and D by S&P or Fitch are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s net asset value.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Acquiring Fund’s net asset value volatility.

ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.

Catastrophe Bonds. The Fund may investment invest up to 5% of Managed Assets in catastrophe bonds. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. If no trigger event occurs, the Acquiring Fund would typically recover its principal plus interest.

Collateralized Loan Obligations and other Collateralized Debt Obligations. The Acquiring Fund may invest in CLOs and other CDOs. CLOs and other CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses.

Repurchase Agreements and Reverse Repurchase Agreements. The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The Acquiring Fund may borrow and create effective leverage through entering into reverse repurchase agreements under which the Acquiring Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act unless the Acquiring Fund segregates an amount of cash and/or liquid securities equal to the amount of the Acquiring Fund’s obligations under the reverse repurchase agreements. The Acquiring Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Derivatives. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objective and to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments or as a substitute for a position in an underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, the Acquiring Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Acquiring Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Acquiring Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

There is no assurance that these derivative strategies will be available at any time or that the Sub-adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Portfolio Turnover. The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Acquiring Fund’s investment objective. There are no limits on the Acquiring Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the portfolio management team’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s pro forma “Total Annual Operating Expenses” on page [●] of this Joint Proxy Statement/Prospectus, they will be reflected in the Acquiring Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters Associated with an Investment in the Acquiring Fund.”

Segregation of Assets. As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent the Acquiring Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of a Fund’s portfolio investments.

The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price). Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Acquiring Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Illiquid Securities. The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed Delivery Transactions. The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Temporary Defensive Positions. During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objective. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon TAL’s recommendation that a change would be in the best interests of the Acquiring Fund, and subject to approval by the Fund’s Board, TAL may deviate from its investment guidelines discussed herein.

The Board of each Target Fund recommends that shareholders of the Fund vote FOR the approval of the Merger.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Nuveen. Nuveen and its affiliates had approximately $930.5 billion in assets under management as of December 31, 2018, inclusive of underlying affiliates. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors has been a registered investment adviser since 1978 and its business address is 333 West Wacker Drive, Chicago, Illinois 60606.

Information About the Sub-Advisers

Wellington Management. Wellington Management, registered investment advisor, is an indirect subsidiary of Wellington Management Group LLP and serves as investment Sub-adviser to the Target Funds. Wellington Management is organized as a Delaware limited liability partnership. Wellington Management offers investment management services to separate account clients and mutual funds sponsored by unaffiliated parties, as well as to investment vehicles that it sponsors, including bank maintained collective investment funds, common trust funds, and U.S. and non-U.S. domiciled funds, including hedge funds. Wellington Management has been a registered investment advisor since 1979 and its business address is 280 Congress Street, Boston, Massachusetts 02210.

TAL. TAL, registered investment advisor, is an indirect wholly owned subsidiary of TIAA and an affiliate under common control with Nuveen, LLC. TAL will serve as investment Sub-adviser to the Acquiring Fund. TAL is organized as a Delaware limited liability company. TAL provides its services to a wide range of client types including registered investment companies (including open-end and closed-end funds), institutional asset management businesses (including unregistered investment funds, separately managed accounts, insurance company separate accounts, insurance company general accounts, and pension plans) and other clients. TAL has been a registered investment advisor since 1994 and its business address is 730 Third Avenue, New York, New York 10017.

Affiliated Brokerage and Other Fees

No Target Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Target Fund Sub-adviser of such Fund.

During each Target Fund’s last fiscal year, no Fund made any material payments to the Adviser or the Target Fund Sub-Adviser to such Fund or any affiliated person of the Adviser or the Target Fund Sub-adviser to such Fund for services provided to the Fund (other than pursuant to the Target Fund Investment Management Agreement or Target Fund sub-Advisory Agreement).

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Acquiring Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Acquiring Fund or its trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding shares to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund or a class or a series of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding shares is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Acquiring Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the outstanding shares.

The Acquiring Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Acquiring Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 2—The Election of Board Members.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the respective Fund.

The Acquiring Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Acquiring Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund will trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Acquiring Fund converted to an open-end investment company the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “—Certain Provisions in the Acquiring Fund’s Declarations of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Acquiring Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even the Acquiring Fund’s common shares should trade at a discount, the applicable Board may determine that, in the interest of the Fund, no action should be taken. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Merger SAI for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of each of the Target Funds and the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Target Fund’s and the Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with an Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders that acquire, hold and/or dispose of shares of the Acquiring Fund. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances nor does it discuss any state, local or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund intends to elect to be treated and intends to qualify each year (including the taxable year in which each Merger occurs) as a regulated investment company (“RIC”) under

Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. Because each Target Fund has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in the Acquiring Fund generally also applies with respect to an investment in the Target Funds.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) determined without regarding to the deduction for dividends paid will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived by the Acquiring Fund from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. The Acquiring Fund does not expect that a significant portion of its distributions will be derived from qualified dividend income. In general, dividends received by corporate shareholders of the Acquiring Fund will qualify for the dividends-received deduction only to the extent of the amount of eligible dividends received by the Acquiring Fund from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and Fund levels. The Acquiring Fund does not expect that a significant portion of its distributions will be eligible for the dividends-received deduction.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. The Acquiring Fund may distribute dividends that are payable in cash or shares of the Acquiring Fund at the election of each shareholder. Under Revenue Procedure 2017-45, distributions payable in cash or in shares at the election of shareholders are treated as taxable dividends whether the shareholder elects to receive cash or shares as long as the total amount of cash that may be distributed is not less than 20% of the total distribution. Under this Revenue Procedure, if too many shareholders elect to receive cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares. If the Acquiring Fund decides to make any distributions consistent with this Revenue Procedure, shareholders who receive such dividends will be required to include the full amount of the dividend (whether received in cash, shares or a combination thereof) in income to the extent of the Acquiring Fund’s current and accumulated earnings and profits. As a result, a shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a shareholder sells the Acquiring Fund shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Acquiring Fund’s shares at the time of the sale.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income (without regard to the deduction for dividends paid) as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a RIC and might subject the Acquiring Fund to federal income tax or a nondeductible 4% federal excise tax.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund may invest in lower rated or unrated debt securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Acquiring Fund. In particular, the tax rules are uncertain about issues such as whether and to what extent the Acquiring Fund should recognize market discount, when the Acquiring Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Acquiring Fund may take deductions for bad debts or worthless securities and how the Acquiring Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

If the Acquiring Fund has income from property it acquired as a result of a default on securities the Acquiring Fund owns, such income may not be included in the sources of income from which the Acquiring Fund must derive 90% of its gross income and may adversely affect the Acquiring Fund’s ability to qualify as a RIC.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Acquiring Fund may not, and interest paid on debt obligations, if any, that are considered for federal income tax purposes to be payable in the equity of the issuer or a related party, will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion may be treated as a dividend paid by the issuer. In such cases, dividend payments by the Acquiring Fund may be eligible for the dividends-received deduction or qualified dividend income treatment to the extent attributable to the deemed dividend portion of such accrued interest.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a RIC.

The Acquiring Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Acquiring Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

The Acquiring Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contracts is treated in the same manner.

Any gains or losses attributable to fluctuations in exchange rates between the time the Acquiring Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. In addition, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by the Acquiring Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Acquiring Fund’s ordinary income otherwise available for distribution to shareholders.

Since the Acquiring Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Acquiring Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Acquiring Fund.

The Acquiring Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools. Under a notice issued by the IRS, a portion of the Acquiring Fund’s income (including income allocated to the Acquiring Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice also provides that excess inclusion income of a RIC, such as the Acquiring Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS,

non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Net Asset Value

The Acquiring Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Acquiring Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, long positions are valued at the last available bid price and short positions are valued at the last available ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges, including Nasdaq, are valued in a like manner except that Nasdaq national list securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Sub-Adviser to be OTC, but excluding securities admitted to trading on the Nasdaq national list, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Board of Trustees deems appropriate to reflect their fair market value. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

When the Acquiring Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Acquiring Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Acquiring Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Acquiring Fund’s shares are determined at such times.

If the Acquiring Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Acquiring Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

Legal Opinions

Certain legal matters in connection with the issuance of common shares of the Acquiring Fund pursuant to the Agreement and Plan of Merger will be passed upon by Morgan, Lewis & Bockius, LLP, Boston, Massachusetts.

Experts

The financial statements of Mortgage Opportunity and Mortgage Opportunity 2 appearing in the Target Funds’ respective Annual Reports for the fiscal year ended December 31, 2018 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to Mortgage Opportunity and Mortgage Opportunity 2. The principal business address of PricewaterhouseCoopers LLP is 1 North Wacker Drive, Chicago, Illinois 60606.

PROPOSAL NO. 2—THE ELECTION OF BOARD MEMBERS

(SHAREHOLDERS OF EACH TARGET FUND)

Pursuant to each Target Fund’s declaration of trust and by-laws, the Fund’s Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. At the Annual Meeting for each Target Fund, four Class I Board Members are to be elected by shareholders. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders to be held in 2022 or until their successors have been duly elected and qualified. Board Members Cook, Evans, Nelson, Moschner, Toth and Young are current and continuing Board Members. Board Members Nelson, Toth and Young have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders to be held in 2020 or until their successors have been duly elected and qualified. Board Members Cook, Evans and Moschner have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders to be held in 2021 or until their successors have been duly elected and qualified.

Board Members Hunter, Stockdale, Stone and Wolff were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016. Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 6, 2017. Board Members Cook, Evans and Moschner were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 11, 2018.

Other than Board Member Cook, all Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or Nuveen Fund Advisors, LLC (the “Adviser”) and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Target Fund’s present Board.

Following the Mergers, the individuals who serve as Board Members and officers of the Target Funds will serve as Board Members and officers of the Acquiring Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

Board Members and Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chairman of the Board; Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008, Chairman of the Board since July 1, 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	168	None

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Public Member Director, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	168	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	168	Director (since 2009) of Wellmark, Inc; formerly, Director (2004- 2018) of Xerox Corporation.

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).	168	Chairman (since 2019), Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010) and previously was a Director of The Curran Center for Catholic American Studies at Fordham University (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	168	None

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168	Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	168	Formerly,
Member
of the
Board of
Directors
(2013-
2017) of
Travelers
Insurance
Company
of
Canada
and The
Dominion
of
Canada
General
Insurance
Company
(each, a
part of
Travelers
Canada,
the
Canadian
operation
of The
Travelers
Companies,
					Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166	None

Board Member/Nominee who is an “interested person” of the Funds

Margo L. Cook(3) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016- 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017) and Executive Vice President (2013–2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	168	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)

Board Member Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Board Member Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(3)	Board Member Cook is an “interested person” as defined in the 1940 Act by reason of her position with Nuveen, LLC and/or certain of its subsidiaries.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2018 is set forth below. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2018 is also set forth below. As of December 31, 2018, Board Members and executive officers as a group beneficially owned approximately 1.26 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of January 18, 2019, each Board Member’s individual beneficial shareholdings of each Target Fund constituted less than 1% of the outstanding shares of such Fund. As of January 18, 2019, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Target Fund. As of January 18, 2019, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided below.

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2018. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Board Member/Nominees	Mortgage Opportunity	Mortgage Opportunity 2	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	$0	$0	Over $100,000
William C. Hunter	$0	$0	Over $100,000
Albin F. Moscher	$0	$0	Over $100,000
John K. Nelson	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	Over $100,000
Carole E. Stone	$0	$0	Over $100,000
Terence J. Toth	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	Over $100,000
Robert L. Young	$0	$0	Over $100,000
Board Members/Nominees who are interested persons of the Funds
Margo L. Cook	$0	$0	Over $100,000

(1)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2018. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned By Board Members And Officers
Board Member Nominees	Mortgage Opportunity	Mortgage Opportunity 2
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	0	0
William C. Hunter	0	0
Albin F. Moschner	0	0
John K. Nelson	0	0
Judith M. Stockdale	0	0
Carole E. Stone	0	0
Terence J. Toth	0	0
Margaret L. Wolff	0	0
Robert L. Young	0	0
Board Members/Nominees who are interested persons of the Funds
Margo L. Cook	0	0
All Board Members/Nominees and Officers as a Group	50	0

Compensation

Effective January 1, 2019, each Independent Board Member receives a $190,000 annual retainer, increased from $185,000 as of January 1, 2018, plus: (a) a fee of $6,500 per day, which was increased from $6,000 per day as of January 1, 2018, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, increased from $80,000, and the chairpersons of the Audit

Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $15,000, each increased from $12,500 as of January 1, 2018, as annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member/nominee, the aggregate compensation paid by each Target Fund to the Independent Board Member/nominee for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Independent Board Member/nominee for the calendar year ended December 31, 2018.

Aggregate Compensation from the Funds(*)

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(1)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Mortgage Opportunity	$1,339	$1,392	$1,283	$1,437	$1,194	$1,260	$1,202	$1,395	$1,224	$1,068
Mortgage Opportunity 2	409	419	386	432	436	387	404	419	388	374

Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$336,797	$357,875	$323,375	$366,875	$303,797	$322,350	$303,864	$354,650	$309,919	$268,650

(1)	Board Member Schneider retired from the Board of Trustees/Directors of the Nuveen funds effective December 31, 2018.

(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Mortgage Opportunity	$115	—	—	—	$1,194	$149	$530	—	$362	$1,068
Mortgage Opportunity 2	—	—	—	—	—	—	—	—	—	—

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terence J. Toth as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Margo L. Cook and Albin F. Moschner.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Robert L. Young.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board

Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair, and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. and is attached as Appendix A.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, Albin F. Moschner, Carole E. Stone, Terence J. Toth and Robert L. Young.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown below. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board and Committee Meetings. The number of Board and Committee meeting held during the Fund’s last fiscal year is set forth below:

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
Mortgage Opportunity	6	9	0	4	8	4	4	4
Mortgage Opportunity 2	6	9	0	4	8	4	4	4

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook, an interested Board Member of the Funds, has been President of Nuveen Investments, Inc. since April 2017, prior to which she had been Co-Chief Executive Officer and

Co-President from 2016-2017, prior to which she had been Senior Executive Vice President since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC. She has been President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves on the University of Rhode Island Foundation Board of Trustees, and is Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

Chairman (since 2019), formerly, President (1996-2019), of The Hall-Perrine Foundation, a private philanthropic corporation, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009 and was a Director of the Xerox Corporation (2004-2018). He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves on The President’s Council and previously was a Director of The Curran Center for Catholic American Studies (2009-2018). He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has

served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth, the Board’s Independent Chairman, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Target Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	74

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013–2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	168

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	168

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	168

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	74

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	168

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017),Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	168

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	74

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017) of Nuveen Fund Advisors, LLC, previously, Managing Director (2016 –2017); Executive Vice President (since 2017) of Nuveen Securities, LLC and of Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	74

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016- 2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities LLC.	168

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	168

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	168

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	168

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	168

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 31, 2019.

Independent Registered Public Accounting Firm

The Board of each Target Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year.

A representative of PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each Target Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The Audit Committee of the Board of each Target Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Target Fund, (2) the quality and integrity of the Target Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Target Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Target Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Target Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent

Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Target Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Target Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Target Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Target Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The following tables provide the aggregate fees billed during each Target Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Mortgage Opportunity	$52,974	$54,378	$—	$—	$—	$—	$140,104	$69,216	$—	$—	$—	$—	$—	$—
Mortgage Opportunity 2	51,257	52,782	—	—	—	—	136,864	64,356	—	—	—	—	—	—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Mortgage Opportunity	$140,104	$69,216	$—	$—	$—	$—	$140,104	$69,216
Mortgage Opportunity 2	136,864	64,356	—	—	—	—	136,864	64,356

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Target Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Target Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Target Fund). None of the services rendered by the independent registered public accounting firm to each Target Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Target Fund, the affirmative vote of a plurality of the common shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of each Target Fund recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

GENERAL INFORMATION

Attending the Annual Meeting

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold you shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at [●] to obtain directions to the site of the Annual Meeting.

Outstanding Shares of the Target Funds and the Acquiring Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of [●], 2019.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Mortgage Opportunity:
Common shares	Unlimited	—	[●]
Mortgage Opportunity 2:
Common shares	Unlimited	—	[●]
Acquiring Fund:
Common shares	Unlimited	—	—

The common shares of Mortgage Opportunity and Mortgage Opportunity 2 are listed and trade on the NYSE under the ticker symbols JLS and JMT, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol NMBS.

Shareholders of Target Funds and the Acquiring Fund

As of December 31, 2018, the members of the Board and officers of each Target Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Target Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before [●], 2019. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of December 31, 2018.

				Estimated Pro Forma
Fund and Class*	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Common Shares of Acquiring Fund
Mortgage Opportunity— Common Shares	Relative Value Partners Group, LLC 1033 Skokie Blvd., Suite 470, Northbrook, IL 60062	1,281,881	8.07%	[	●]
Mortgage Opportunity 2— Common Shares	RiverNorth Capital Management, LLC 325 N. LaSalle St., Suite 645, Chicago, IL 60654-7030	343,595	7.05%	[	●]

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before [●], 2019.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of beneficial ownership and changes in beneficial ownership of that Fund’s securities with the SEC applicable national securities exchanges. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Target Fund, each Target Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Target Funds, no shareholder of a Target Fund owns more than 10% of a registered class of a Target Fund’s equity securities, except as provided under “—Shareholders of the Target Funds” above.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Adviser in connection with its agreement to bear the costs of the Mergers and Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Target Funds to meet the investment objective, policies and strategies of the Acquiring Fund and associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

Shareholder Proposals

Unless the term of each Target Fund is extended at the discretion of the Target Fund Board of Trustees, Mortgage Opportunity and Mortgage Opportunity 2 will terminate as November 30, 2019 and February 28, 2020, respectively, or earlier if the Merger with respect to the Target Fund is consummated and no annual meeting for 2020 will be held. To be considered for presentation at the 2020 annual meeting of shareholders of the Fund, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Target Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [●], 2020. A shareholder of a Target Fund wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to such Target Fund’s by-laws, submit such written notice to the Fund not later than [●], 2020 or prior to [●], 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Mergers are consummated, the Target Funds will cease to exist and will not hold a 2020 annual meeting. However, in that event, the shareholders of the Target Funds will become shareholders of the Acquiring Fund, which will hold a 2020 annual meeting. If a Target Fund Merger is not approved or is not consummated, and no action is taken to extend the term of such Target Fund, the Target Fund would terminate prior to, and therefore would not hold, a 2020 annual meeting of shareholders.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [●], 2019.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Target Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Target Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Target Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals, except for the election of trustees. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman Vice President and Secretary The Nuveen Closed-End Funds

APPENDIX A

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chair of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and financial reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors, or other internal auditor performing the same function, and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

A-1

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen, LLC (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any reasonable time to Committee members.

In discharging its responsibilities, the Audit Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Audit Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Audit Committee member is not a member.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.

Reviewing and discussing the annual audited financial statements with Fund management and the independent auditors and the semi-annual financial statements with Fund Management, including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.

Requiring the independent auditors to deliver to the Chair of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 1301, Communications with Audit Committees, that arise during the auditors’ review of the Funds’ financial statements, which information the Chair shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chair’s judgment.

A-2

3.

Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chair of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.

Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.

Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.

Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.

Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.

Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

A-3

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.

Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chair of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.

Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.

Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.

Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.

Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.

Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

A-4

2.

Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.

The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has appointed the Committee to assist it with such pricing responsibilities, including to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as considering recommendations by the Valuation Group regarding the Pricing Procedures.

4.

Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.

Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.

Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.

Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.

Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

A-5

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to financial matters pertaining to the Funds.

3.

Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.

Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.

Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.

Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

A-6

APPENDIX B

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of [•], 2019 by and among Nuveen Mortgage and Income Fund, a Massachusetts business trust (the “Acquiring Fund”), [•], a Massachusetts business trust (the “Target Fund”), [•] Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund, and Nuveen Fund Advisors, LLC (For purposes of Section 10.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund each may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For the Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shares of the Target Fund will be converted into newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund Parties currently have no assets and have carried on no business activities prior to the date first shown above and will have de minimis assets and will carry on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.     Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of Chapter 182 of the Massachusetts General Laws (the “M.G.L.”) and Section 59 of M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund will be merged with and into the Merger Sub, the separate existence of the Target Fund will cease, and the Merger Sub will be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and will continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub will continue unaffected and unimpaired by the Merger and, as the Surviving Company, it will be governed by Massachusetts law.

(a)        At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)        Each common share of beneficial interest of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and

(ii)        The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time will remain unchanged as a result of the Merger and will remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time will be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time will be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, the Merger Sub will continue in existence as the Surviving Company, and without any further action being required, will succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund will vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, will be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        The Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on their holdings in the Target Fund as of the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger will be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties will cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law, which Certificate of Merger will specify the Effective Time as the date and time of the effectiveness of the Merger.

(f)        The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1) the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Registration Statement (as defined in Section 5.5) of the Acquiring Fund. Notwithstanding the foregoing, nothing in this Section 1.1(f) will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the Adviser, such disposition would adversely affect the status of the Merger as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, the Merger Sub will be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution to be adopted by the Merger Sub.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub will be the Surviving Company in the Merger, the Acquiring Fund will be deemed the survivor solely for accounting and performance record purposes.

1.4        INITIAL SHAREHOLDER APPROVALS.    Prior to the Effective Time, the Adviser and/or its affiliates will acquire one or more shares of the Acquiring Fund at the net asset value set forth in Section 2.2 and, as the initial shareholder(s) of the Acquiring Fund, will (a) approve the advisory agreement with the Adviser with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); (b) approve the sub-advisory agreement between the Adviser and Teachers Advisors, LLC, in the form described in the Joint Proxy Statement/Prospectus; (c) elect the Trustees of the Acquiring Fund; and (d) approve any other matter for which shareholder approval may be required.

1.5        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or any other regulatory authority, any national securities exchange on which the Target Fund’s shares are listed for trading or any state securities commission and any federal, state or local tax authority or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund or its duly appointed agent.

1.7        BOOKS AND RECORDS.    The Target Fund will have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The net asset value per share of the Target Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Target Fund Board and the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”)).

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Share at the Valuation Time will be set in an amount equal to $25.00.

2.3        SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time will be converted into a number of Acquiring Fund Shares equal to the net asset value per Target Fund Share, as determined in accordance with Section 2.1, divided by the net asset value of an Acquiring Fund Share set forth in Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the holders of Target Fund Shares (“Target Fund Shareholders”) in the Merger, including for this purpose any fractional Acquiring Fund Shares to which the holders of Target Fund Shares may be entitled, will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by Target Fund Shareholders as of such time. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders; rather, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the national securities exchange on which such shares are listed for trading for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional Acquiring Fund Shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the net asset value per Target Fund share is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the national securities exchange on which shares of the Target Fund are listed for trading or another securities exchange on which the portfolio securities of the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the national securities exchange on which shares of the Target Fund are listed for trading or elsewhere, the Closing Date may be postponed until at least the first business day after the day when trading is fully resumed or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSET VALUE.    All computations of net asset value in this Article II (other than Section 2.2) will be made by or under the direction of the Target Fund’s fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Target Fund, subject to Section 2.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI–VIII herein must be satisfied or (if applicable) waived with respect to both Funds and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) will occur on [•], 2019, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m. Central time on the Closing Date (the “Effective Time”). The Closing will be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund will cause its custodian to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets will have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund at the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund will cause its transfer agent to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s or, after the liquidation of the Merger Sub, the Acquiring Fund’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund, other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of December 31, 2018, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2018, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision has been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as required to be reported to the Acquiring Fund pursuant to Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization or order of any court, governmental authority or any national securities exchange on which shares of the Target Fund are listed for trading is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. The Acquiring Fund has no outstanding shares as of the date hereof and as of the Closing except for the initial share(s) contemplated by Section 1.4; has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and has no outstanding securities convertible into shares of the Acquiring Fund.

(h)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(j)        The information to be furnished by the Acquiring Fund and the Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations.

(k)        From the effective date of the Registration Statement through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(m)        The Acquiring Fund (i) has timely filed a valid election to be treated as an association taxable as a corporation for federal income tax purposes effective as of [•], 2019 and such election will be effective at all times through and including the Closing Date; (ii) will elect to be taxed as a RIC and will qualify for the tax treatment afforded RICs under Subchapter M of the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years; (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date; and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The

Acquiring Fund Parties have not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(o)        All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests, other equity interests or any other securities of the Merger Sub that are issued or outstanding, (ii) no securities of the Merger Sub convertible into membership interests, other equity interests or other securities of the Merger Sub and (iii) no options or other rights to acquire, and no obligations of the Merger Sub to issue, any membership interests, other equity interests, or other securities or securities convertible into membership interests, other equity interests or other securities of the Merger Sub.

(p)        Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q)        The Acquiring Fund has no assets, and will have no assets as of the Closing Date other than (i) as a result of the issuance of the initial share(s) as contemplated by Section 1.4 and (ii) the membership interests it holds in the Merger Sub, and has engaged in no activities other than as necessary to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f), 5.6, 8.6 and, if applicable, Article IX, the Target Fund will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3    ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 and amendments thereto (the “Registration Statement”) relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders. The Registration Statement will include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement (the “Joint Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TENDER OFFER.    Following receipt of the shareholder approval described in Section 8.1, the Target Fund will commence a tender offer (the “Offer”) to purchase for cash up to 100% of its outstanding common shares at a price per share equal to the net asset value per share, to be determined as of the close of the regular trading session of the New York Stock Exchange on the expiration date of the Offer (the “Expiration Time”), with the completion of such Offer subject to a condition that, if the Offer were consummated, the aggregate managed assets (a) of the Target Fund, after paying for the common shares tendered in the Offer, and, (b) if the shareholders of [•] (“[•]”) approve the merger of [•] with and into the Merger Sub, of [•], after paying for the common shares that are tendered in a similar tender offer commenced by [•], would, as of the Expiration Time equal at least $100,000,000 (the “Merger Threshold”). If the Merger Threshold is not attained as of the Expiration Time, the Offer will be terminated, and the Target Fund will not purchase any of its common shares pursuant to the Offer.

5.7        TAX STATUS OF MERGER.    Subject to the satisfaction (or waiver, as applicable, by the affected parties) of the conditions set forth in this Agreement, the parties intend to complete the Merger regardless of whether the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. However, except for the commencement and, if applicable, completion by the Target Fund of the Offer described in Section 5.6, none of the Target Fund, the Acquiring Fund or the Merger Sub may take any action, or cause any action to be taken (including, without limitation, if the Funds receive the opinion described in Article IX, the filing of any tax return), that would be inconsistent with the qualification of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code or that would result in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing,

with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund may reasonably request.

6.2        The Acquiring Fund Parties will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of the Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund will have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        The Target Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4        The Target Fund will have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties may reasonably request.

7.5        Unless otherwise directed by the Adviser, all contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver, as applicable, by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Merger Threshold described in Section 5.6 will have been attained as of the Expiration Time. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.5.

8.6        Prior to the Valuation Time, the Target Fund will have declared a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). The Target Fund may establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders who are entitled to receive such dividend or dividends. Amounts held in such escrow account will be distributed to the former Target Fund shareholders who were entitled to receive such dividend or dividends. The Target Fund will not have any rights with respect to, or interest in, the assets held in such escrow account.

8.7        A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, will have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.8        The Target Fund will have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted, as described in the Joint Proxy Statement/Prospectus.

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Joint Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9        The Acquiring Fund will have received an opinion from Vedder Price P.C., special counsel to the Target Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power as a Massachusetts business trust, to merge with and into the Merger Sub as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

ARTICLE IX

QUALIFICATION OF MERGER AS A “REORGANIZATION” UNDER THE CODE

If, following the completion of the Offer, it is determined by the Acquiring Fund, the Target Fund and the Adviser, in each case after consultation with tax counsel, that the Merger may qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Funds will request an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the

Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) in the merger will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the Merger.

(f)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on reasonable assumptions and such representations as Vedder Price P.C. may request of the Funds and the Merger Sub, including assumptions and representations regarding the Offer. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations.

The parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion set forth in this Article IX.

ARTICLE X

EXPENSES

10.1        The expenses incurred by the Acquiring Fund, the Merger Sub and the Target Fund in connection with the Merger (whether or not the Merger is consummated) (“Merger Expenses”) will be borne by the Adviser or an affiliate thereof. Merger Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs. For the purposes of this Section 10.1, Merger Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds in connection with the Merger or the sale of the Target Fund’s portfolio securities in connection with the Offer, and the Funds will bear such costs.

10.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

10.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE XI

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XII

TERMINATION

12.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

12.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund.

ARTICLE XIII

AMENDMENTS

13.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called pursuant to Section 5.2, no such amendment, modification or supplement may have the effect of changing the provisions (a) for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement or (b) the terms of the Offer conducted pursuant to Section 5.6 hereof, in either case to the detriment of such shareholders, without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

14.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

14.2        This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

14.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5        It is expressly agreed that the obligations of each Fund hereunder will not be binding upon any of the Board members, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board and the Target Fund Board and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of such Fund as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MORTGAGE AND INCOME FUND

By:
Name:
Title:

[●]

By:
Name:
Title:

[●] MERGER SUB, LLC

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 10.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger—[●]]

Schedule 7.5

Amended and Restated Master Custodian Agreement between the Target Fund and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement, as amended, between the Target Fund and Nuveen Fund Advisors, LLC dated as of October 1, 2014

Investment Sub-Advisory Agreement between the Target Fund and Wellington Management Company, LLP dated as of October 1, 2014

Transfer Agency and Service Agreement by and between the Target Fund and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

APPENDIX C

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the fiscal years since inception.

Mortgage Opportunity

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Fund’s annual financial statements as of and for the fiscal years ended December 31, 2018 through 2009, including the financial highlights for the fiscal years then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PricewaterhouseCoopers LLP has not reviewed or examined any records, transactions or events after the date of such reports. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Prospectus. Past results are not indicative of future performance.

	Year Ended December 31,
Per Share Operating Performance	2018	2017	2016	2015	2014		2013	2012	2011	2010	2009(h)
Beginning Common Share Net Asset Value (“NAV”)	$24.70	$25.02	$25.09	$26.16	$25.84		$26.59	$21.89	$25.63	$23.89	$23.88
Investment Operations:
Net Investment Income (Loss)(a)	1.16	1.34	1.56	1.28	1.25		1.08	1.27	1.91	1.81	0.02
Net Realized/Unrealized Gain (Loss)	(0.76)	1.65	0.08	(0.83)	0.62		0.99	5.50	(3.58)	1.90	0.04

Total	0.40	2.99	1.64	0.45	1.87		2.07	6.77	(1.67)	3.71	0.06

Less Distributions to Common Shareholders:
From Net Investment Income	(1.52)	(1.94)	(1.43)	(1.13)	(1.00)		(1.44)	(1.42)	(1.87)	(1.71)	0.00
From Accumulated Net Realized Gains	(0.49)	(1.37)	(0.28)	(0.25)	(0.55	)***	(1.32)	(0.65)	0.00	(0.24)	0.00
Return of Capital	(0.07)	0.00	0.00	(0.14)	0.00	***	(0.06)	0.00	(0.20)	(0.02)	0.00

Total	(2.08)	(3.31)	(1.71)	(1.52)	(1.55)		(2.82)	(2.07)	(2.07)	(1.97)	0.00

Offering Costs	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00 **	(0.05)
Common Share:
Ending NAV	$23.02	$24.70	$25.02	$25.09	$26.16		$25.84	$26.59	$21.89	$25.63	$23.89

Ending Share Price	$22.35	$24.69	$24.07	$22.71	$23.15		$23.14	$27.22	$20.35	$25.50	$25.00

Common Share Total Returns:
Based on NAV(b)	1.63%	12.21%	6.79%	1.71%	7.31%		7.96%	32.15%	(6.90)%	16.06%	0.06%
Based on Share Price(b)	(1.06)%	16.79%	13.97%	4.82%	6.72%		(4.85)%	45.47%	(12.68)%	10.47%	0.00%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$365,810	$392,453	$397,604	$398,601	$415,575		$410,532	$422,117	$346,832	$405,755	$358,525
Ratios to Average Net Assets(c):
Expenses	2.89%	2.51%	2.42%	2.24%	2.20%		2.22%	1.45%	1.44%	1.30%	1.21	%*
Net Investment Income (Loss)	4.77%	5.12%	6.29%	4.96%	4.72%		3.99%	5.22%	7.90%	7.32%	0.96	%*
Portfolio Turnover Rate(d)(e)	44%	85%	73%	24%	17%		22%	12%	23%	109%	0%
Borrowings at the End of Period:
Aggregate Amount Outstanding (000)	$147,200	$147,200	$147,200	$147,200	$147,200		$124,550	N/A (f)	N/A (f)	N/A (f)	N/A	(f)
Asset Coverage Per $1,000	$3,485	$3,666	$3,701	$3,708	$3,823		$4,296	N/A (f)	N/A (f)	N/A (f)	N/A	(f)

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable reverse repurchase agreements (where applicable) and/or borrowings.
• Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and/or to borrowings, where applicable, as follows:

Year Ended 12/31:	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares(f)(g)
2018	1.26%
2017	0.93
2016	0.79
2015	0.63
2014	0.60
2013	0.65
2012	0.02

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term puchases or sales divided by the average long-term market value during the period.
(e)	For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.
(f)	The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.
(g)	The Fund did not invest in reverse repurschase agreements prior to the fiscal year ended December 31, 2012.
(h)	For the period November 25, 2009 (commencement of operations) through December 31, 2009.
*	Annualized.
**	Rounds to less than $0.01 per common share.
***	Revised to reclassify the per common share return of capital of $0.32 to a realized gain distribution for the fiscal year ended December 31, 2014.

Mortgage Opportunity 2

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The Fund’s annual financial statements as of and for the fiscal years ended December 31, 2018 through 2010, including the financial highlights for the fiscal years then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. PricewaterhouseCoopers LLP has not reviewed or examined any records, transactions or events after the date of such reports. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through the website is not part of this Prospectus. Past results are not indicative of future performance.

	Year Ended December 31,
Per Share Operating Performance	2018	2017	2016	2015	2014	2013	2012	2011	2010(h)
Beginning Common Share Net Asset Value (“NAV”)	$23.88	$24.14	$24.28	$25.41	$25.08	$26.95	$21.78	$25.64	$23.88
Investment Operations:
Net Investment Income (Loss)(a)	1.11	1.37	1.50	1.20	1.22	1.06	1.19	1.90	1.19
Net Realized/Unrealized Gain (Loss)	(0.76)	1.47	0.04	(0.80)	0.67	0.79	6.05	(3.73)	1.96

Total	0.35	2.84	1.54	0.40	1.89	1.85	7.24	(1.83)	3.15

Less Distributions to Common Shareholders:
From Net Investment Income	(1.40)	(1.76)	(1.43)	(1.01)	(0.85)	(1.43)	(1.51)	(1.92)	(1.13)
From Accumulated Net Realized Gains	(0.48)	(1.34)	(0.25)	(0.19)	0.00 **	(2.26)	(0.56)	(0.07)	(0.21)
Return of Capital	(0.08)	0.00	0.00	(0.33)	(0.71)	(0.03)	0.00	(0.04)	0.00

Total	(1.96)	(3.10)	(1.68)	(1.53)	(1.56)	(3.72)	(2.07)	(2.03)	(1.34)

Offering Costs	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)
Common Share:
Ending NAV	$22.27	$23.88	$24.14	$24.28	$25.41	$25.08	$26.95	$21.78	$25.64

Ending Share Price	$22.17	$23.74	$23.16	$22.29	$23.17	$22.97	$27.18	$20.40	$24.38

Common Share Total Returns:
Based on NAV(b)	1.45%	12.01%	6.56%	1.56%	7.63%	7.05%	34.56%	(7.48)%	13.20%
Based on Share Price(b)	1.73%	16.34%	11.83%	3.01%	7.81%	(1.84)%	44.87%	(8.51)%	3.07%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$108,481	$116,333	$117,607	$118,279	$123,780	$122,193	$130,855	$104,621	$123,159
Ratios to Average Net Assets(c):
Expenses	3.16%	2.73%	2.67%	2.47%	2.42%	2.38%	1.61%	1.58%	1.45%*
Net Investment Income (Loss)	4.72%	5.47%	6.24%	4.79%	4.72%	3.91%	4.84%	7.86%	5.68%*
Portfolio Turnover Rate(d)(e)	45%	85%	76%	23%	16%	21%	12%	35%	135%
Borrowings at the End of Period:
Aggregate Amount Outstanding (000)	$46,200	$46,200	$46,200	$46,200	$46,200	$39,450	N/A (f)	N/A (f)	N/A (f)
Asset Coverage Per $1,000	$3,348	$3,518	$3,546	$3,560	$3,679	$4,097	N/A (f)	N/A (f)	N/A (f)

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable reverse repurchase agreements (where applicable) and/or borrowings.
• Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and/or to borrowings, where applicable, as follows:

Year Ended 12/31:	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares(f)(g)
2018	1.33%
2017	0.99
2016	0.84
2015	0.66
2014	0.63
2013	0.66
2012	0.01

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(e)	For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.
(f)	The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.
(g)	The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.
(h)	For the period February 23, 2010 (commencement of operations) through December 31, 2010.
*	Annualized.
**	Rounds to less than $0.01 per common share.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JLS 0619

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [●] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on [●], 2019

Please detach at perforation before mailing.

NUVEEN MORTGAGE OPPORTUNITY TERM FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2019	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Mortgage Opportunity Term Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Mortgage Opportunity Term Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [●], 2019 at [●] p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of 2019 Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Mortgage Opportunity Term Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

[●]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Mortgage Opportunity Term Fund

Shareholders Meeting to Be Held on [●], 2019.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.			FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Merger pursuant to which Nuveen Mortgage Opportunity Term Fund (the “Target Fund”) will merge with and into [●], LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen Mortgage and Income Fund (the “Acquiring Fund”), with shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).				☐	☐	☐

2.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.
	Class I				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William C. Hunter	02. Judith M. Stockdale	03. Carole E. Stone	04. Margaret L. Wolff	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

[●]

∎	xxxxxxxxxxxxxx	[●]	M xxxxxxxx	Ê

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [●] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on [●], 2019

Please detach at perforation before mailing.

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2019	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Mortgage Opportunity Term Fund 2, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Mortgage Opportunity Term Fund 2 which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [●], 2019 at [●] p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of 2019 Annual Meeting of Shareholders and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Mortgage Opportunity Term Fund 2 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

[●]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Mortgage Opportunity Term Fund 2

Shareholders Meeting to Be Held on [●], 2019.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.			FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Merger pursuant to which Nuveen Mortgage Opportunity Term Fund 2 (the “Target Fund”) will merge with and into [●], LLC, a Massachusetts limited liability company and a wholly-owned subsidiary of Nuveen Mortgage and Income Fund (the “Acquiring Fund”), with shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).				☐	☐	☐

2.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.
	Class I				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William C. Hunter	02. Judith M. Stockdale	03. Carole E. Stone	04. Margaret L. Wolff	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

[●]

∎	xxxxxxxxxxxxxx	[●]	M xxxxxxxx	Ê

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MARCH 21, 2019

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGERS OF

NUVEEN MORTGAGE OPPORTUNITY TERM FUND (JLS)

AND

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 (JMT)

WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF

NUVEEN MORTGAGE AND INCOME FUND (NMBS)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2,” and collectively with Mortgage Opportunity, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed merger of each Target Fund with and into a wholly-owned subsidiary of Nuveen Mortgage and Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger providing for the merger of each Target Fund with and into [●], LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) (each, a “Merger” and collectively, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [●], 2019 relating to the proposed Merger of each Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [●], 2019

-i-

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), without the approval of shareholders.

The Target Funds have the same investment objective. Both Mortgage Opportunity’s and Mortgage Opportunity 2’s investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities (“MBS”). The Acquiring Fund has a similar investment objective, which is to generate high current income through opportunistic investments in securitized credit. The Acquiring Fund generally will be permitted to be less concentrated in MBS than each of the Target Funds.

Each Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of MBS, including non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or collateralized mortgage obligations (“CMOs”). Each Fund will seek to select MBS that, in the judgment of the Fund’s portfolio management team, represent an undervalued investment opportunity with favorable total return potential.

Under normal circumstances, each Target Fund invests at least 80% of its Managed Assets in MBS, consisting primarily of non-agency RMBS and CMBS, while under normal circumstances, the Acquiring Fund will invest at least 65% of its Managed Assets in MBS. MBS include, but are not limited to, U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by FNMA and FHLMC; non-agency RMBS; non-dollar RMBS; CMBS and CMOs, including interest only (“IO”), principal only (“PO”) and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed (“HEQ”) securities; MBS credit default swaps (including swaps based on indices, such as the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; and repurchase agreements supported by agency MBS. The Target Funds also may invest in any newly developed mortgage-related derivatives that may become available for mortgage investing.

Each Target Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, U.S. Department of the Treasury (“UST”) securities, non-mortgage related ABS, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the 1940 Act. Each Target Fund also may invest in any newly developed mortgage-related derivatives that may become available for mortgage investing.

The Acquiring Fund will pursue its investment objective by following Nuveen’s securitized credit strategy. Under this strategy, the Acquiring Fund may hold more non-MBS related securities than the Target Funds, including up to 35% of its Managed Assets in non-mortgage related ABS including but not limited to auto, collaterized loan obligations (“CLOs”), solar, timeshare, aircraft and catastrophe bonds, with a maximum of 5% of Managed Assets in catastrophe bonds.

Each Fund may use leverage to enhance the total return potential of the overall investment strategy, including through borrowings from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. The Acquiring Fund intends to limit its combined effective leverage ratio (measured by comparing the aggregate dollar amount of all leverage facilities, whether direct or indirect, to total Managed Assets) to 33% of its Managed Assets.

Each Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments or as a substitute for a position in the underlying asset. See “Portfolio Composition—Hedging Strategies and Other Uses of Derivatives.”

The Funds are not limited in their ability to invest in below investment-grade or illiquid securities.

During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its available assets in high-quality short-term investments. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful.

Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Fund Leverage.    The Funds may employ leverage in the form of the issuance of preferred shares, or from banks, reverse repurchase agreements or other leverage financing.

The Target Funds have established a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable federal income tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets.

The Funds may obtain leverage through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. Each Fund will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff.

There can be no assurance that a Fund’s leverage strategy will be successful. The use of leverage creates special risks for holders of Common Shares (“Common Shareholders”). Also see “Leverage” and “Risk Factors—Leverage Risk” in the Joint Proxy Statement/Prospectus.

Each Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to seek to, among other things, enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

A more complete description of the Funds’ investment objectives and policies is set forth in the Joint Proxy Statement/Prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

As a “fundamental policy”:

(1)        The Fund may not borrow money except to the extent permitted by the 1940 Act and any rules or exemptive orders thereunder,

(2)        The Fund may not issue senior securities except to the extent permitted by the 1940 Act and any rules or exemptive orders thereunder, and

(3)        For purposes of this Fund, investments in MBS will be treated as an industry or group of industries and the Fund expects to concentrate its investments therein. Otherwise, the Fund may not concentrate in a particular industry or group of industries.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein and in the Joint Proxy Statement/Prospectus.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Fund’s board of trustees (the “Board of Trustees”). The Fund may not:

(1)        sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2)        purchase securities of registered open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder;

(3)        enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options; and

(4)        purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Joint Proxy Statement/Prospectus and this Statement of Additional Information.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may issue debt securities or borrow money. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized securities ratings organizations (“NRSROs”) that may issue ratings for commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Mortgage Backed Securities

MBS.    MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. The MBS in which the Acquiring Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Acquiring Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. Interest rates are currently low relative to historic levels. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related securities and ABS less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Acquiring Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Acquiring Fund purchases mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either RMBS or CMBS, each of which is subject to certain specific risks. The Acquiring Fund may invest in RMBS and CMBS, including residual interests,

issued by private issuers, including subordinated mortgage-related securities. The Acquiring Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages although the Acquiring Fund initially anticipates, based on current market conditions, that it will have limited investment exposure to this asset class. Other mortgage-related securities in which the Acquiring Fund may invest are described below.

RMBS.    RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

The non-agency RMBS in which the Acquiring Fund may invest are generally issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Acquiring Fund or the price of its shares. MBS issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related RMBS because the former have no direct or indirect government guarantees of payment.

The agency RMBS in which the Acquiring Fund may invest represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency RMBS may include agency mortgage pass-through certificates issued or guaranteed by GNMA, FNMA and/or FHLMC. These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the originator guarantor of such securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders. Agency RMBS may also include agency CMOs, which are debt obligations issued by GNMA, FNMA or FHLMC.

CMBS.    CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties, such as industrial and warehouse properties, office buildings, retail space, shopping malls, cooperative apartments, hotels, motels, nursing homes, hospitals and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, including multi-class structures featuring senior and subordinated classes. CMBS may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBS have less prepayment risk than RMBS because of the prepayment penalties that are common in commercial mortgage loans. The process used to rate CMBS may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Acquiring Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

Asset-Backed Securities

ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.

Below Investment Grade Securities

A significant portion of the Acquiring Fund’s portfolio may consist of below investment grade securities. Below investment grade securities are those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by S&P Global Ratings (“S&P”), a Standard and Poor’s Financial Services LLC business, or Fitch Ratings, Inc. (“Fitch”), or comparably rated by other rating agencies. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Ca by Moody’s and C by S&P or Fitch are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated C by Moody’s and D by S&P or Fitch are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s net asset value.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Acquiring Fund’s net asset value volatility.

Investments in lower rated or unrated securities may present special tax issues for the Acquiring Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The federal income tax consequences to the Acquiring Fund as a holder of such securities are not certain.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Acquiring Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer or security.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Hedging Strategies and Other Uses of Derivatives

The Acquiring Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P National Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in an “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Acquiring Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Fund’s net asset value which in turn could reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to Common Shareholders. The Acquiring Fund will invest in these instruments only in markets believed by the Sub-adviser to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into a financial futures contract are required to post an initial deposit. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

Index Futures.    An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash. The Acquiring Fund may invest in index futures or similar contracts if available in a form, with market liquidity and settlement and payment features, acceptable to the Acquiring Fund.

In addition to the general risks associated with hedging strategies and the use of derivatives set forth above, there are several risks associated with the use of futures contracts and futures options as hedging techniques.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that the Acquiring Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Acquiring Fund’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Interest Rate Transactions and Total Return Swaps.    The Acquiring Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, as well as total return swaps and other debt related derivative instruments. The Acquiring Fund may enter into these transactions in order to seek to hedge the value of the Acquiring Fund’s portfolio, to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date.

Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments. In a total return swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Acquiring Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The Acquiring Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Acquiring Fund’s net payment obligations under any swap transaction, marked-to-market daily. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund’s obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund’s obligations will be segregated by the Acquiring Fund.

The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. If the Adviser or the Sub-adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund will be unfavorably affected. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset payments. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, such a default could negatively impact the performance of the Common Shares. In addition, because they are two-party contracts and because they may have terms of greater than seven days, swaps and caps may be considered to be illiquid. It is possible that developments in the swaps and caps markets, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing agreements or to realize amounts to be received under such agreements.

Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into a swap or cap transaction with any counterparty that the Adviser and the Sub-adviser believe does not have the financial resources to honor its obligation under the swap or cap transaction. Further, Adviser and the Sub-adviser will continually monitor the financial stability of a counterparty to a swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments. In addition, at the time the swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s Common Shares.

Repurchase Agreements

The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in Adviser’s or the Sub-adviser’s opinion, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. Owning such collateral may impact the Acquiring Fund’s ability to qualify as a regulated investment company for federal income tax purposes. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. Adviser and the Sub-adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Adviser and the Sub-adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Segregation of Assets

As a closed-end investment company registered with the Securities and Exchange Commission, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Acquiring Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. The Sub-adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

High Quality Temporary Investments

For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its available assets in high quality temporary investments. High quality temporary investments are defined to include, without limitation, the following:

(1)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the UST or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the UST; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)        Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)        Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. Adviser and the Sub-adviser monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Adviser and the Sub-adviser do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Sub-adviser or the Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Acquiring Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable distributions to shareholders. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Acquiring Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Other Investments

Catastrophe Bonds.    Exposure to catastrophe bonds results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. If no trigger event occurs, the Fund will likely recover its principal plus interest. Often catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, catastrophe bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds may also be subject to liquidity risk.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Collateralized Loan Obligations and other Collateralized Debt Obligations.    The Fund may invest in CLOs and other collateralized debt obligations (“CDOs”). CLOs and other CDOs are types of ABSs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses.

For CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO or other CDO securities as a class.

Zero Coupon Securities.    The Acquiring Fund’s investments may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code, an investment company, such as the Acquiring Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Acquiring Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Acquiring Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Acquiring Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Acquiring Fund to dispose of them or determine their current value.

Structured Notes.    The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets.

Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Defensive Positions

During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment policies and objective. During such periods, the Acquiring Fund may invest up to 100% of its available assets in high quality investments. Such transactions will be used solely to reduce risk. There can be no assurance that such strategies will be successful.

The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Acquiring Fund may invest directly. The Acquiring Fund may invest an amount greater than 10% in such securities when permissible in accordance with Securities and Exchange Commission regulations or exemptive orders. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Sub-adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Sub-adviser and the Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Acquiring Fund may indirectly be subject to risks related to leverage. Market value of leveraged shares will tend to fluctuate more than the market value of unleveraged shares.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the Acquiring Fund’s investment objective. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Sub-adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Acquiring Fund’s investment objective. There are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the Sub-adviser’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Operating Expenses” on page [●] of the Joint Proxy Statement/Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters” in this Statement of Additional Information.

LEVERAGE

The Fund pays a management fee to the Adviser and the Sub-adviser based on Managed Assets. The Adviser, in consultation with the Sub-adviser, will decide whether and how much to leverage the Fund based solely on an assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore the Adviser’s and the Sub-adviser’s management fees means that Adviser may have an incentive to effect, and the Sub-adviser may have an incentive to recommend, an increase in the Fund’s use of leverage. Adviser, in consultation with the Sub-adviser, will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

Fund Leverage.    The Fund may use leverage by borrowing directly. In addition, the Fund may employ leverage by issuing senior securities such as preferred shares or may arrange other leverage financing.

The Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of up to 33% of the Fund’s Managed Assets. There can be no assurance that the Fund’s leverage strategy will be successful.

Reverse Repurchase Agreements.    The Fund may obtain leverage through entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Such agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff.

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders. See the Fund’s Joint Proxy Statement/Prospectus under “Risk Factors—Leverage Risk” and “Risk Factors—Inverse Floating Rate Securities Risk.”

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Target Fund and will serve as investment adviser to the Acquiring Fund following the Mergers. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors are subsidiaries of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of CREF. As of December 31, 2018, Nuveen’s advisory subsidiaries collectively managed approximately $930.5 billion in assets.

The total dollar amounts paid to Nuveen Fund Advisors by each Target Fund under each Target Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Mortgage Opportunity	2018	2017	2016
Gross Advisory Fees	$5,819,116	$6,130,001	$5,925,312
Waiver	—	—	—

Net Advisory Fees	$5,819,116	$6,130,001	$5,925,312

Mortgage Opportunity 2	2018	2017	2016
Gross Advisory Fees	$1,777,937	$1,868,402	$1,808,941
Waiver	—	—	—

Net Advisory Fees	$1,777,937	$1,868,402	$1,808,941

Sub-Advisers

Nuveen Fund Advisors has selected Wellington Management Company, LLP (“Wellington Management”) to serve as sub-adviser (“Target Fund Sub-Adviser”) to each of the Target Funds pursuant to a sub-advisory agreement between each Target Fund and Wellington Management (each, a

“Target Fund Sub-Advisory Agreement” and together, the “Target Fund Sub-Advisory Agreements”). The business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Nuveen Fund Advisors has selected Teachers Advisors, LLC (“TAL” or the “Acquiring Fund Sub-Adviser”) to serve as a sub-adviser to the Acquiring Fund following the Mergers pursuant to a sub-advisory agreement between Nuveen Fund Advisors and TAL (the “Acquiring Fund Sub-Advisory Agreement” and together with the Target Fund Sub-Advisory Agreements, the “Sub-Advisory Agreements”). TAL is an indirect wholly owned subsidiary of TIAA. The business address of TAL is 730 Third Avenue New York, New York, 10017.

Prior to August 1, 2018, Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management”) to serve as sub-adviser to each of the Target Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management. During the fiscal year ended December 31, 2018, for the services provided by Nuveen Asset Management to each Target Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors paid Nuveen Asset Management a fee, payable monthly, equal to 4.3478% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Target Fund to Nuveen Fund Advisors. The agreement between Nuveen Fund Advisors and Nuveen Asset Management expired on August 1, 2018 and was not renewed. For the services provided to each Target Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors pays Wellington Management a fee, payable monthly, equal to 60% Target Fund’s total annual management fee. For the fiscal year ended December 31, 2018, the total dollar amount paid to Nuveen Asset Management by Nuveen Fund Advisors with respect to Mortgage Opportunity and Mortgage Opportunity 2 was $147,392 and $45,048, respectively, and the total dollar amount paid to Wellington Management by Nuveen Fund Advisors with respect to Mortgage Opportunity and Mortgage Opportunity 2 was $3,491,469 and $1,066,762, respectively.

Following the Mergers, Nuveen Fund Advisors will pay TAL a portfolio management fee, payable monthly, equal to [●]% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors. Nuveen Fund Advisors and TAL will retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, serves as portfolio manager of each Target Fund. Aashh Parekh, Managing Director, Nicholas Travaglino, Managing Director and Stephen Virgilio, Managing Director of TAL will serve as portfolio managers of the Acquiring Fund after the closing of the Mergers.

In addition to managing the Funds, as applicable, Messrs. Garrett, Parekh, Traveglino and Virgilio are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts ($ billions)(1)
Michael F. Garrett	Registered Investment Company	13	$24.10
	Other Pooled Investment Vehicles	35	$5.01
	Other Accounts	51	$8.06

Aashh Parekh	Registered Investment Company
	Other Pooled Investment Vehicles
	Other Accounts

Nicholas Travaglino	Registered Investment Company
	Other Pooled Investment Vehicles
	Other Accounts

Stephen Virgilio	Registered Investment Company
	Other Pooled Investment Vehicles
	Other Accounts

(1)	Assets are as of December 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

Wellington Management

Compensation of Wellington Management Portfio Managers.    Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and each Target Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Target Funds. The following information relates to the fiscal year ended December 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Target Fund’s portfolio manager includes a base salary and incentive components. The base salary for the portfolio manager, who is a partner of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from each fund managed by the portfolio manager and generally each other account managed by such portfolio manager. The incentive paid to the portfolio manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a partner.

Wellington Management Conflicts of Interest.    Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Target Fund’s portfolio manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Target Funds. The portfolio manager makes investment decisions for each account, including the Target Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Target Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Target Fund.

The portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of one or both Target Funds, or make investment decisions that are similar to those made for the Target Funds, both of which have the potential to adversely impact the Target Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio manager may purchase the same security for a Target Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Target Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Target Funds. Mr. Garrett also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the portfolio manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the portfolio manager. Finally, the portfolio manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington

Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

TAL

[Compensation of TAL Portfolio Managers. TAL equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during he 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points), in the denominator to generate risk adjusted investment performance. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.]

TAL Conflicts of Interest.    Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. TAL has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA.    TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base.

Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TAL will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Funds and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TAL, on behalf of the Funds or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TAL, on behalf of the Funds or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TAL, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions.    Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by TAL or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such security could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or an Account) could acquire debt obligations of a company while an Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, TAL (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or Account) and the equity-holding Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TAL may seek to avoid such conflicts, and, as a result, TAL may choose not to make such investments on behalf of the Funds, which may adversely affect the Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities.    Even where Accounts have similar investment mandates as a Fund, TAL may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders.    TAL and its affiliated investment advisers may aggregate orders of the Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, TAL may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase TAL’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TAL to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TAL and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TAL’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

TAL’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research.    TAL allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of TAL’ other clients. Such research services may not always be utilized in connection with the Funds or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. TAL is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. TAL has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and TAL’ practices regarding the use of third-party soft dollars.

IPO Allocation.    TAL has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and TAL’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation.    The compensation paid to TAL for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to TAL for managing certain other clients is based on cost. However, no client currently pays TAL a performance-based fee. Nevertheless, TAL may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which TAL has a proprietary interest or to certain other accounts in which TAL receives a larger asset-based fee.

Beneficial Ownership of Securities by Portfolio Managers.    The following table sets forth the dollar range of equity securities beneficially owned by the Target Funds’ portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Mortgage Opportunity	Dollar Range of Equity Securities Beneficially Owned in Mortgage Opportunity 2	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund
Michael F. Garrett
Aashh Parekh
Nicholas Travaglino
Stephen Virgilio

Additional Information Concerning Portfolio Management

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2019, and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2020. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Code of Ethics

The Funds, Nuveen Fund Advisors, Nuveen and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Each Fund is responsible for voting proxies on securities held in its portfolio. When a Fund receives a proxy, the decision regarding how to vote such proxy will be made by its Sub-Adviser in accordance with its proxy voting procedures.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

The Funds primarily invest their assets in MBS. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, the Adviser may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. The Adviser do not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of the Adviser’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, the Sub-adviser is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Sub-adviser’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of the Adviser except in compliance with the 1940 Act.

It is the Sub-adviser’s policy to seek the best execution under the circumstances of each trade. The Sub-adviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Sub-adviser’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-adviser’s own research efforts, the receipt of research information is not expected to reduce significantly the Sub-adviser’s expenses. While the Sub-adviser will be primarily responsible for the placement of the business of the Funds, the Sub-adviser’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

The Sub-adviser may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. the Sub-adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Sub-adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from the Sub-adviser’s management outweigh any disadvantage that may arise from the Sub-adviser’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Target Funds for the last three fiscal years. As a newly formed fund, no brokerage commissions have yet been paid by the Acquiring Fund.

	2018	2017	2016
Mortgage Opportunity	$1,576	$0	$1,714
Mortgage Opportunity 2	$469	$8	$486

Substantially all of the Target Funds’ trades are effected on a principal basis, and it is expected that substantially all of the Acquiring Fund’s trades will be effected on a principal basis.

During the fiscal year ended December 31, 2018, the Target Funds acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Target Funds’ aggregate holdings of the securities of each issuer as of December 31, 2018:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of December 31, 2018)
Mortgage Opportunity	Bank of America	Banc of America Alternative Loan Trust	$1,156,270

		Banc of America Merrill Lynch Large Loan Inc.	3,698,566

		Merrill Lynch Mortgage Backed Securities Trust	3,340,057

	Citigroup Global Markets	Citigroup Commercial Mortgage Trust	1,412,367

		Citigroup Mortgage Loan	1,022,624

	Credit Suisse	Credit Suisse First Boston Mortgage Securities Corporation	466,154

	Goldman Sachs & Co.	Goldman Sachs GSAA Home Equity Trust	2,679,874

		Goldman Sachs Mortgage Securities Corporation	2,935,333

		Goldman Sachs Mortgage Securities Trust	5,836,205

	JPMorgan Chase	Chaseflex Trust	2,704,325

		JPMBD Commercial Mortgage Securities Trust	850,231

		JPMorgan Chase Commercial Mortgage Securities Corporation	2,131,750

		JPMorgan Mortgage Trust	2,246,176
	Morgan Stanley & Co.	Morgan Stanley Capital I Trust	7,620,147

		Morgan Stanley Mortgage Capital Holdings LLC	4,528,789

		Morgan Stanley Mortgage Loan Trust	1,625,354

	Wells Fargo Securities	Wachovia Commercial Mortgage Trust	784,665

		Wells Fargo Commercial Mortgage Trust	9,240,264

		Wells Fargo-RBS Commercial Mortgage Trust	3,601,057

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of December 31, 2018)
Mortgage Opportunity 2	Bank of America	Banc of America Alternative Loan Trust	$351,908

		Banc of America Merrill Lynch Large Loan Inc.	1,094,257

		Merrill Lynch Mortgage Backed Securities Trust	1,221,832

	Citigroup Global Markets	Citigroup Commercial Mortgage Trust	412,831

		Citigroup Mortgage Loan	145,934

	Credit Suisse	Credit Suisse First Boston Mortgage Securities Corporation	140,887

	Goldman Sachs & Co.	Goldman Sachs GSAA Home Equity Trust	827,426

		Goldman Sachs Mortgage Securities Corporation	694,543

		Goldman Sachs Mortgage Securities Trust	1,744,726

	JPMorgan Chase	Chaseflex Trust	838,034

		JPMBD Commercial Mortgage Securities Trust	248,502

		JPMorgan Chase Commercial Mortgage Securities Corporation	637,412

		JPMorgan Mortgage Trust	693,010

	Morgan Stanley & Co.	Morgan Stanley Capital I Trust	2,246,879

		Morgan Stanley Mortgage Capital Holdings LLC	1,332,526

		Morgan Stanley Mortgage Loan Trust	949,765
	Wells Fargo Securities	Wachovia Commercial Mortgage Trust	241,041

		Wells Fargo Commercial Mortgage Trust	2,692,030

		Wells Fargo-RBS Commercial Mortgage Trust	577,129

Affiliated Brokerage and Other Fees

The Target Funds did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Target Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Target Fund, the Adviser or any Sub-Adviser of such Target Fund.

During each Target Fund’s last fiscal year, no Target Fund made any material payments to the Adviser or the Sub-Adviser to such Target Fund or any affiliated person of the Adviser or the Sub-Adviser to such Target Fund for services provided to the Target Fund (other than pursuant to the Investment Management Agreement or Sub-Advisory Agreement).

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Each Target Fund and the Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, each Fund’s common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the applicable Board at the time it considers such issue, it is the current policy of each Fund’s Board, which may be changed by the applicable Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange (the “NYSE”), the NYSE American or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE American or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Each Fund’s Board may in the future modify these conditions in light of experience.

The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Fund’s Board Members, in which case a majority vote of the requisite holders would be required. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws” in the Joint Proxy Statement/Prospectus for a discussion of voting requirements applicable to conversion of a Fund to an open-end investment company. If a Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE American or elsewhere, and the Fund’s preferred shares, if applicable, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. A Fund’s Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if a Fund’s common shares trade below net asset value, the Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of a Target Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge, constructive sale, conversion transaction or other integrated transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest, if any) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at the regular corporate rate on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain. In particular, tax rules are not entirely clear about issues such as whether and to what extent the Acquiring Fund should recognize market discount, when the Acquiring Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Acquiring Fund may take deductions for bad debts or worthless securities and how the Acquiring Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Acquiring Fund may not, and interest paid on debt obligations, if any, that are considered for federal income tax purposes to be payable in the equity of the issuer or a related party, will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer. In such cases, dividend payments by the Acquiring Fund may be eligible for the Dividends Received Deduction or qualified dividend income treatment to the extent attributable to the deemed dividend portion of such accrued interest.

Certain investment practices of the Acquiring Fund are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Acquiring Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Acquiring Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

If the Acquiring Fund has income from property it acquired as a result of a default on securities the Acquiring Fund owns, such income may not be included in the sources of income from which the Acquiring Fund must derive 90% of its gross income and may adversely affect the Acquiring Fund’s ability to qualify as a regulated investment company.

The Acquiring Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contracts is treated in the same manner.

Any gains or losses attributable to fluctuations in exchange rates between the time the Acquiring Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. In addition, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by the Acquiring Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Acquiring Fund’s ordinary income otherwise available for distribution to shareholders.

Since the Acquiring Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Acquiring Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Acquiring Fund.

The Acquiring Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools. Under a notice issued by the IRS, a portion of the Acquiring Fund’s income (including income allocated to the Acquiring Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice also provides that excess inclusion income of a RIC, such as the Acquiring Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held shares of the Acquiring Fund. “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gains tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that a significant portion of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. The Acquiring Fund does not expect to qualify to pay “exempt interest” dividends.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in his, her or its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. The Acquiring Fund may distribute dividends that are payable in cash or shares of the Acquiring Fund at the election of each shareholder. Under Revenue Procedure 2017-45, distributions payable in cash or in shares at the election of shareholders are treated as taxable dividends whether the shareholder elects to receive cash or shares as long as the total amount of cash that may be distributed is not less than 20% of the total distribution. Under this Revenue Procedure, if too many shareholders elect to receive cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares. If the Acquiring Fund decides to make any distributions consistent with this Revenue Procedure, shareholders who receive such dividends will be required to include the full amount of the dividend (whether received in cash, shares or a combination thereof) in income to the extent of the Acquiring Fund’s current and accumulated earnings and profits. As a result, a shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a shareholder sells the Acquiring Fund shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Acquiring Fund’s shares at the time of the sale.

The IRS currently requires that the Acquiring Fund report distributions paid with respect to its common shares and any preferred shares that may be subsequently issued as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will report dividends paid as capital gain or ordinary income in a manner that allocates such dividends between the holders of the common shares and any future holders of preferred shares in proportion to the total dividends paid to each such class with respect to the taxable year, or otherwise as required by applicable law.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to income taxes or a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares (including any net capital gains credited to them but retained by the Acquiring Fund). Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, dividends, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring

Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS (or if the Acquiring Fund is notified by the IRS) that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Special rules apply to foreign persons who receive distributions from the Acquiring Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Acquiring Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Acquiring Fund that are attributable to (a) gains realized on the disposition of USPRIs by the Acquiring Fund and (b) distributions received by the Acquiring Fund from a lower-tier regulated investment company or REIT that the Acquiring Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Acquiring Fund.

In addition, if the Acquiring Fund is a United States real property holding corporation or former United States real property holding corporation, the Acquiring Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

The Financial Statements of each Target Fund appearing in the Fund’s Annual Report for the fiscal year ended December 31, 2018 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Funds. The principal business address of PricewaterhouseCoopers LLP is One North Wacker Drive, Chicago, IL 60606.

CUSTODIANS, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

Note 1—Narrative Description of the Pro Forma Effects of the Merger(s)

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed merger of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) with and into a wholly-owned subsidiary (“Merger Sub”) of Nuveen Mortgage and Income Fund, a newly formed Massachusetts business trust (the “Acquiring Fund”) (“Merger 1”) and of the proposed merger of Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”) with and into Merger Sub (“Merger 2” and together with Merger 1, the “Mergers” and each a “Merger”). Mortgage Opportunity and Mortgage Opportunity 2 are each referred to as a “Target Fund” and together, the “Target Funds.”

The Target Funds and the Acquiring Fund are each registered closed-end management investment companies. Each Target Fund will merge with and into Merger Sub, a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund. Common shares of beneficial interest of each Target Fund will convert into newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

The closing of each Merger is contingent upon the closing conditions for that Merger being satisfied or waived, including approval of the Agreement and Plan of Merger by shareholders of the applicable Target Fund and other customary closing conditions. The Mergers are not contingent on each other, but the closing of each Merger is dependent on satisfaction of the Merger Threshold (as described below).

Following shareholder approval of the Merger for a Target Fund and prior to the closing date of the Merger, the Target Fund will make a tender offer for up to 100% of its outstanding shares at net asset value (each, a “Tender Offer”). As a condition to completing the Tender Offer(s) and consummating either Merger, the aggregate managed assets of the Target Fund or Target Funds must equal or exceed $100 million as of the expiration date of the Tender Offer(s) taking into account the amounts that would be paid to shareholders who have properly tendered their shares (the “Merger Threshold”). Accordingly, for the purposes of the pro forma financial statements, participation in the Tender Offers by shareholders of each Target Fund is assumed to be on a pro rata basis and at a level that will result in the Acquired Fund’s managed assets being equal to the Merger Threshold amount of $100 million.

The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger(s) had been consummated. These pro forma numbers have been estimated in good faith based on information regarding Mortgage Opportunity and Mortgage Opportunity 2 as of, and for, the 12 months ended December 31, 2018. The accompanying pro forma financial statements and notes to pro forma financial statements should be read in conjunction with the financial statements of Mortgage Opportunity and Mortgage Opportunity 2 included in their annual reports dated December 31, 2018.

Note 2—Basis of Pro Forma

Following the Merger(s), the Acquiring Fund will be the accounting survivor and Merger Sub will be the legal survivor. For each Merger, if participation in the Target Fund’s Tender Offer is less than 60% of its outstanding shares, the Merger is expected to be a tax-free reorganization for federal income tax purposes. If participation in a Target Fund’s Tender Offer is more than 60% of outstanding shares, the Merger of such Target Fund into the Acquiring Fund is not expected to qualify as a tax-free reorganization for federal income tax purposes. The Mergers of Mortgage Opportunity and Mortgage Opportunity 2 will be evaluated separately for this purpose and the federal income tax treatment of one Merger will not impact the federal income tax treatment of the other Merger.

For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the Acquiring Fund to align ongoing reporting of the realized and unrealized gains and losses of the Acquiring Fund; however, under certain circumstances that will not be known until the closing of the Merger(s), the transaction may not qualify as a tax-free reorganization for federal income tax purposes and the Acquiring Fund’s basis in the investment securities received from a Target Fund may be the fair market value of such securities at the effective time of the Merger.

The table below shows the net assets of Mortgage Opportunity, Mortgage Opportunity 2 (both actual and assuming a pro rata participation in the Tender Offer and the minimum Merger Threshold) and the Acquiring Fund Pro Forma (assuming it receives assets in an amount equal to the minimum Merger Threshold) as of December 31, 2018.

Fund	Net Assets
Mortgage Opportunity—Actual	$365,810,281
Mortgage Opportunity—Assuming pro rata Tender Offer Participation	$53,989,415
Mortgage Opportunity 2—Actual	$108,481,197
Mortgage Opportunity 2—Assuming pro rata Tender Offer Participation	$16,010,585
Acquiring Fund Pro Forma—Assuming minimum Merger Threshold	$70,000,000

The table below shows the net assets of the Acquiring Fund Pro Forma assuming that only Mortgage Opportunity approves the Merger and 60% of shareholders participate in the Tender Offer, and assuming that both Target Funds approve the Mergers and 60% of shareholders of both Target Funds participate in the Tender Offer.

Fund	Net Assets
Acquiring Fund Pro Forma—Mortgage Opportunity Only	$146,324,112
Acquiring Fund Pro Forma—Mortgage Opportunity and Mortgage Opportunity 2	$189,716,591

The table below shows the common shares of Mortgage Opportunity and Mortgage Opportunity 2 held (both actual and assuming a pro rata participation in the Tender Offer and that the Acquiring Fund receives assets in an amount equal to the minimum Merger Threshold) and the shares they would have received if the Merger(s) took place on December 31, 2018. The Acquiring Fund Pro Forma assumes a net asset value per common share of $25.00 and an exchange ratio of approximately 0.92091600 and 0.89078400 common shares of the Acquiring Fund issued for each common share of Mortgage Opportunity and Mortgage Opportunity 2, respectively.

Fund	Common Shares Outstanding
Mortgage Opportunity—Actual	15,888,994
Mortgage Opportunity—Assuming pro rata Tender Offer Participation	2,345,031
Mortgage Opportunity 2—Actual	4,871,227
Mortgage Opportunity 2—Assuming pro rata Tender Offer Participation	718,944
Acquiring Fund Pro Forma—Assuming minimum Merger Threshold	2,800,000

Fund	Common Shares Issued
Mortgage Opportunity—Actual	14,632,411
Mortgage Opportunity—Assuming pro rata Tender Offer Participation	2,159,577
Mortgage Opportunity 2—Actual	4,339,248
Mortgage Opportunity 2—Assuming pro rata Tender Offer Participation	640,423

The table below shows the shares of Mortgage Opportunity held (both actual and assuming only Mortgage Opportunity approves the Merger and that 60% of shareholders participate in the Tender Offer) and the shares it would have received if the Merger took place on December 31, 2018.

The Acquiring Fund Pro Forma assumes a net asset value per common share of $25.00 and an exchange ratio of approximately 0.92091600 common shares of the Acquiring Fund issued for each common share of Mortgage Opportunity.

Fund	Common Shares Outstanding
Mortgage Opportunity—Actual	15,888,994
Mortage Opportunity—Assuming 60% Tender Offer Participation	6,355,590
Acquiring Fund Pro Forma—Mortgage Opportunity Only	5,852,964

Fund	Common Shares Issued
Mortgage Opportunity—Actual	14,632,411
Mortgage Opportunity—Assuming 60% Tender Offer Participation	5,852,964

The table below shows the common shares of Mortgage Opportunity and Mortgage Opportunity 2 held (both actual and assuming that both Target Funds approve the Mergers and that 60% of shareholders of each Target Fund participate in the Tender Offer) and the shares they would have received if the Mergers took place on December 31, 2018. The Acquiring Fund Pro Forma assumes a net asset value per common share of $25.00 and an exchange ratio of approximately 0.92091600 and 0.89078400 common shares of the Acquiring Fund issued for each common share of Mortgage Opportunity and Mortgage Opportunity 2, respectively.

Fund	Common Shares Outstanding
Mortgage Opportunity—Actual	15,888,994
Mortage Opportunity—Assuming 60% Tender Offer Participation	6,355,590
Mortgage Opportunity 2—Actual	4,871,277
Mortgage Opportunity 2—Assuming 60% Tender Offer Participation	1,948,507
Acquiring Fund Pro Forma—Mortgage Opportunity and Mortgage Opportunity 2	7,588,664

Fund	Common Shares Issued
Mortgage Opportunity—Actual	14,632,411
Mortgage Opportunity—Assuming 60% Tender Offer Participation	5,852,964
Mortgage Opportunity 2—Actual	4,339,248
Mortgage Opportunity 2—Assuming 60% Tender Offer Participation	1,735,700

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Merger(s) had taken place on the first day of the fiscal year ended December 31, 2018. Savings are presented assuming that the Acquiring Fund has assets equal to the minimum Merger Threshold of $100 million following the Tender Offer. The pro forma information has been derived from the books and records used in calculating daily net asset values of Mortgage Opportunity and Mortgage Opportunity 2 and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Acquiring Fund Pro Forma—Assuming Minimum Merger Threshold Net Assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Merger(s).

	Savings Assuming Minimum Merger Threshold
	Dollar Amount	Percentage
Management fees(1)	$(6,637,753)	(9.48)%
Interest expense(2)	(5,404,274)	(7.72)%
Expense reimbursement(3)	(1,000,000)	(1.43)%
Professional fees(4)	(308,575)	(0.44)%
Custodian fees(4)	(92,829)	(0.13)%
Investor relations expense(4)	(72,002)	(0.10)%
Shareholder reporting expenses(4)	(43,020)	(0.06)%
Other(4)	(25,832)	(0.04)%
Trustees fees(4)	(15,016)	(0.02)%
Stock exchange listing fees(4)	(6,771)	(0.01)%
Shareholder servicing agent fees(4)	(395)	(0.00	)%(5)

Total Pro Forma Net Expense Adjustment	$(13,606,467)	(19.44)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level and complex-level management fee rates to the Acquiring Fund’s average managed assets.
(2)	Reflects the change in borrowings that would occur if the Acquiring Fund operated at the minimum Operating Threshold.
(3)

During the first year following the Mergers, the Adviser will waive its advisory fee or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months and the decrease in some expenses due to the decrease in assets from the Tender Offers.

(4)	Reflects the anticipated change in certain duplicative expenses eliminated as a result of the Mergers.
(5)	Rounds to less than (0.01)%.

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Merger had taken place on the first day of the fiscal year ended December 31, 2018. Savings are presented assuming that only shareholders of Mortgage Opportunity approve the Merger and 60% of shareholders participate in the Tender Offer. The pro forma information has been derived from the books and records used in calculating daily net asset values of Mortgage Opportunity and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Acquiring Fund Pro Forma—Mortgage Opportunity Only Net Assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Merger.

	Savings Assuming Mortgage Opportunity Merger and 60% Tender Offer Participation
	Dollar Amount	Percentage
Management fees(1)	$(3,824,352)	(2.61)%
Interest expense(2)	(2,794,403)	(1.91)%
Expense reimbursement(3)	(2,090,344)	(1.43)%
Professional fees(4)	(65,390)	(0.04)%
Investor relations expense(4)	(55,137)	(0.04)%
Custodian fees(4)	(34,363)	(0.02)%
Shareholder reporting expenses(4)	(13,787)	(0.01)%
Trustees fees(4)	(10,679)	(0.01)%
Other(4)	(6,937)	(0.00	)%(5)

Total Pro Forma Net Expense Adjustment	$(8,895,392)	(6.08)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level and complex-level management fee rates to the Acquiring Fund’s average managed assets.

(2)	Reflects the change in borrowings that would occur if only Mortgage Opportunity approved the merger and 60% of shareholders participated in the Tender Offers.
(3)

During the first year following the Mergers, the Adviser will waive its advisory fee or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months.

(4)	Reflects the anticipated change in certain duplicative expenses eliminated as a result of the Merger and the decrease in some expenses due to the decrease in assets from the Tender Offer.
(5)	Rounds to less than (0.01)%.

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Mergers had taken place on the first day of the fiscal year ended December 31, 2018. Savings are presented assuming that both Target Funds approve the Mergers and 60% of each Target Fund’s shareholders participate in the Tender Offers. The pro forma information has been derived from the books and records used in calculating daily net asset values of Mortgage Opportunity and Mortgage Opportunity 2 and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Acquiring Fund Pro Forma—Mortgage Opportunity and Mortgage Opportunity 2 Net Assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Mergers.

	Savings Assuming Both Target Funds Merge and 60% Tender Offer Participation
	Dollar Amount	Percentage
Management fees(1)	$(5,018,003)	(2.64)%
Interest expense(2)	(3,707,348)	(1.95)%
Expense reimbursement(3)	(2,710,237)	(1.43)%
Professional fees(4)	(234,082)	(0.12)%
Custodian fees(4)	(79,489)	(0.04)%
Investor relations expense(4)	(72,002)	(0.04)%
Shareholder reporting expenses(4)	(27,756)	(0.01)%
Other(4)	(23,847)	(0.01)%
Trustees fees(4)	(15,016)	(0.01)%
Stock exchange listing fees(4)	(6,771)	(0.00	)%(5)
Shareholder servicing agent fees(4)	(395)	(0.00	)%(5)

Total Pro Forma Net Expense Adjustment	$(11,894,946)	(6.27)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level and complex-level management fee rates to the Acquiring Fund’s average managed assets.
(2)	Reflects the change in borrowings that would occur if both Target Funds approved the Mergers and 60% of shareholders participated in the Tender Offers.
(3)

During the first year following the Mergers, the Adviser will waive its advisory fee or reimburse expenses in an amount equal to 1.5% of the Acquiring Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months.

(4)	Reflects the anticipated change in certain duplicative expenses eliminated as a result of the Mergers and the decrease in some expenses due to the decrease in assets from the Tender Offers.
(5)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Merger(s); specifically, policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger(s).

Note 4—Merger Costs

The expenses of the Merger(s) (whether or not consummated) will be borne by Nuveen Fund Advisors (“Adviser”). Merger costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning or in connection with the Tender Offers.

If Merger 1 had occurred as of December 31, 2018, the Acquiring Fund would not have been required to dispose of securities of Mortgage Opportunity Fund acquired in the Merger in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 10% of Mortgage Opportunity Fund’s assets) of the securities in Mortgage Opportunity Fund’s portfolio solely as a result of Merger 1. If Merger 2 had occurred as of December 31, 2018, the Acquiring Fund would not have been required to dispose of securities of Mortgage Opportunity 2 acquired in the Merger 2 in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 10% of Mortgage Opportunity 2’s assets) of the securities in Mortgage Opportunity 2’s portfolio solely as a result of Merger 2.

Note 5—Accounting Survivor

Merger Sub will be the surviving entity in the Merger(s). The Acquiring Fund will be the survivor for accounting purposes. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of December 31, 2018, Mortgage Opportunity and Mortgage Opportunity 2 had no unused capital loss carryforwards.

Appendix A

Ratings of Investments

S&P Global Ratings—A brief description of the applicable S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the financial obligation; and

•

Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-).

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital investments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard &Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligations rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligations Ratings

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure that timely payment of purchase price upon demand.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.—A brief description of the applicable Fitch Ratings Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Near Default. A default or default-like process has begun, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; or

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan, or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstances, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fl: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted Default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Closed-End Funds

31 December 2018

Nuveen Closed-End Funds

JLS	Nuveen Mortgage Opportunity Term Fund
JMT	Nuveen Mortgage Opportunity Term Fund 2

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.nuveen.com/client-access.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-257-8787 (select option #2) to let the Fund know you wish to continue receiving paper copies of your shareholder reports or you can set your delivery preference by logging into your Investor Center account at www.computershare.com/investor and click on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

3

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2018

4

Portfolio Manager’s Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen, LLC. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael F. Garrett serves as portfolio manager for these Funds.

Each Fund has a limited term of ten years from its inception, at which time all of their net assets will be distributed to shareholder of record. JLS’s since inception date is November 25, 2009 and JMT’s since inception date is February 23, 2010.

On February 28, 2019, (subsequent to the close of this reporting period) the Funds’ Board of Trustees, in light of the upcoming scheduled termination of each Fund, approved a proposal that will allow shareholders to either continue their investment through a merger with a new fund or receive net asset value (NAV) through a 100% tender offer at the then-current net asset value (NAV) per share. The proposal is intended to give shareholders the opportunity to maintain their exposure to securitized credit, an important building block of diversified income portfolios due to attractive yields and low correlations relative to traditional assets classes.

As part of the proposal, shareholders will be asked to vote on a merger of their Fund with a new fund, Nuveen Mortgage and Income Fund. If the mergers are approved, each Fund will conduct a tender offer for up to 100% of its outstanding shares at NAV. If the combined managed assets (including assets attributable to leverage) of the Funds following the tender offers is $100 million or greater, the mergers will occur. If the combined managed assets after the tender offers is less than $100 million, the mergers will not occur and the tender offers will be cancelled with no common shares repurchased, and instead the Funds will proceed to terminate as scheduled.

The new fund will have no set termination date and an investment objective to generate high current income through opportunistic investments in securitized credit. The fund will invest at least 65% of its managed assets in mortgage securities, including commercial mortgage-backed securities and residential mortgage-backed securities and up to 35% in non-mortgage related asset-backed securities.

More information on the proposal will be contained in proxy materials for the upcoming shareholder meeting expected to be filed with the Securities and Exchange Commission in the near future.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Manager’s Comments (continued)

Here Michael reviews U.S. economic and financial markets, his management strategy and the performance of the Funds for the twelve-month reporting period ended December 31, 2018.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended December 31, 2018

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following

6

the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

Commercial mortgage-backed securities (CMBS) posted positive absolute returns during the twelve-month period ending December 31, 2018. The sector performed better than investment grade corporates, supported by strong investor demand and a growing U.S. economy.

The non-agency residential mortgage-backed securities (RMBS) sector generated positive total returns during the reporting period, as significant market volatility during the fourth quarter was not enough to offset the strong gains attained throughout the beginning of 2018. Healthy housing fundamentals and persistent investor demand supported returns in the credit risk transfer (CRT) market throughout much of the reporting period. Notably, investment grade and high yield CRT outperformed their respective corporate credit peers, consistent with our view that RMBS should be better positioned to weather an economic downturn. Housing market indicators pointed to a moderation in activity and weakening affordability, although from elevated levels. Homebuilding activity also lost some momentum. The pace of home price growth started to slow, though year-over-year growth remained above a healthy 5%.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2018?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency RMBS and CMBS. Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value.

Our approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. We maintained our constructive outlook for both CMBS and non-agency RMBS during the reporting period, with our positioning remaining relatively consistent. While we are constructive on CMBS, we continue to favor residential credit from a relative value perspective, and have a bias to the higher quality collateral types within each sector. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

During the reporting period, we maintained our constructive outlook for CMBS, and continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect the downside. The Funds’ exposure to non-agency RMBS, particularly CRT securities, increased, as that market continues to grow and we find attractive opportunities to invest. We continued to be overweight duration although less overweight than the start of the reporting period.

7

Portfolio Manager’s Comments (continued)

How did the Funds perform during this twelve-month reporting period ended December 31, 2018?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the one-year, five-year and since inception periods ended December 31, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period, JLS and JMT outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds primarily invest.

Within the Funds, returns for the reporting period were positive across the broad sectors. The primary contributor to the Funds’ returns was the allocation to residential credit as well as exposure to some of the non-traditional RMBS sectors (non-qualified mortgages and non-performing loans). An allocation to CMBS also positively impacted performance during the reporting period, particularly in BBB conduit CMBS, multi-family credit bonds and single borrower deals. Lastly, the Funds’ allocation to asset-backed securities (ABS) was positive in aggregate, as positive contributions from auto ABS outweighed negative effects from collateralized loan obligations (CLOs).

No sectors detracted from performance in aggregate but Legacy CMBS was the highest detracting subsector, which was offset by positive returns from allocations to multi-family and post-crisis bonds.

The Funds also used U.S. Treasury futures for duration and yield curve management purposes. These positions had a negligible impact during the reporting period.

8

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on the total return performance during this reporting period.

As of December 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	28.69%	29.87%
Regulatory Leverage*	28.69%	29.87%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2018	Draws	Paydowns	December 31, 2018	Average Balance Outstanding	Draws	Paydowns	February 27, 2019
JLS	$147,200,000	$—	$—	$147,200,000	$147,200,000	$—	$—	$147,200,000
JMT	$46,200,000	$—	$—	$46,200,000	$46,200,000	$—	$—	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

9

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of December 31, 2018, each Fund’s fiscal year end (FYE) and tax year end, and may differ from previously issued distribution notifications.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for financial reporting purposes) of each Fund’s distributions as of December 31, 2018. These sources include amounts attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2018 will be made in early 2019 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2018

	Fiscal YTD Percentage of the Distribution			Fiscal YTD Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	73.08%	23.66%	3.26%	$2.0798	$1.5199	$0.4922	$0.0677
JMT (FYE 12/31)	71.40%	24.40%	4.20%	$1.9556	$1.3964	$0.4771	$0.0821

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2018

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1135	5.92%	1.63%	5.86%	7.51%	1.63%
JMT (FYE 12/31)	2/23/2010	$0.1125	6.06%	1.45%	5.77%	6.92%	1.45%

10

COMMON SHARE REPURCHASES

During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JLS	JMT
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	1,590,000	485,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
Common share NAV	$23.02	$22.27
Common share price	$22.35	$22.17
Premium/(Discount) to NAV	(2.91)%	(0.45)%
12-month average premium/(discount) to NAV	(2.68)%	(2.62)%

11

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

12

THIS PAGE INTENTIONALLY LEFT BLANK

13

JLS	Nuveen Mortgage Opportunity Term Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
JLS at Common Share NAV	1.63%	5.86%	8.21%
JLS at Common Share Price	(1.06)%	8.06%	7.72%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.03%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	122.5%
Asset-Backed Securities	14.2%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	0.2%
Net Assets Plus Borrowings	140.3%
Borrowings	(40.3)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	11.3%
AAA	4.0%
AA	1.5%
A	4.5%
BBB	21.0%
BB or Lower	31.5%
N/R (not rated)	26.2%
Total	100%

15

JMT	Nuveen Mortgage Opportunity Term Fund 2 Performance Overview and Holding Summaries as of December 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
JMT at Common Share NAV	1.45%	5.77%	8.13%
JMT at Common Share Price	1.73%	8.01%	7.96%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.09%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	122.4%
Asset-Backed Securities	14.2%
Repurchase Agreements	3.7%
U.S. Government and Agency Obligations	2.2%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	142.6%
Borrowings	(42.6)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	11.5%
AAA	3.8%
AA	1.5%
A	4.4%
BBB	20.7%
BB or Lower	32.1%
N/R (not rated)	26.0%
Total	100%

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Mortgage Opportunity Term Fund and

Nuveen Mortgage Opportunity Term Fund 2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

18

JLS	Nuveen Mortgage Opportunity Term Fund Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 136.7% (97.6% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 122.5% (87.5% of Total Investments)

$3,200	280 Park Avenue Mortgage Trust, Series 2017-280P, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	4.574%	9/15/34	BB–	$3,135,572
1,148	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	1,142,722
341	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.644%	1/25/47	AA	340,276
925	Angel Oak Mortgage Trust, Series 2017-2, 144A	2.478%	7/25/47	AAA	911,039
1,335	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	N/R	1,156,270
3,125	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	2,955,494
745	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2018-DSNYD, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.155%	9/15/34	BBB–	743,072
739	Bayview Opportunity Master Fund Trust, 2017-RN8, 144A	3.352%	11/28/32	N/R	735,996
3,225	BB UBS Trust, Series 2012-SHOW, 144A	4.026%	11/05/36	Baa1	3,040,401
4,703	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1, (1-Month LIBOR reference rate + 0.180% spread), (3)	2.686%	3/25/37	Caa3	4,550,380
2,195	BENCHMARK 2018-B1 Mortgage Trust, 144A	2.750%	1/15/51	BBB–	1,638,925
2,826	Chaseflex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	2.786%	5/25/37	B3	2,704,325
730	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	625,237
981	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB–	787,130
557	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	4.036%	3/25/36	Caa2	526,049
550	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	4.638%	8/25/35	D	496,575
1,795	Civic Mortgage LLC, 144A	3.892%	6/25/22	N/R	1,792,784
1,205	COLT 2018-3 Mortgage Loan Trust, Series OLT 2018-3, 144A	4.283%	10/26/48	BBB	1,201,234
315	Commercial Mortgage Pass-Through Certificates 2012-CR3, 144A	4.753%	10/15/45	A–	300,446
3,250	Commercial Mortgage Pass-Through Certificates Series CR5 A4, 144A	4.320%	12/10/45	Baa3	3,075,371
2,700	Commercial Mortgage Pass-Through Certificates, Series 2017-CR9, 144A	4.257%	7/10/45	BBB–	2,300,881
4,335	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	4,236,883
1,087	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.879%	3/20/36	Caa3	1,005,091
645	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	4.509%	2/20/36	N/R	596,604
502	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	4.002%	5/25/36	N/R	466,154
3,910	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.796%	4/15/50	BBB–	3,475,812
4,700	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.356%	8/15/48	BBB–	3,777,175
1,565	CSMC 2018-RPL8 Trust, Series SMC 2018-RPL8, 144A	4.070%	7/25/58	N/R	1,562,681
2,093	Eagle RE 2018-1 Limited, Series EMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	3.980%	11/25/28	N/R	2,090,099
1,153	Fannie Mae Connecticut Avenue Securities , Series 2014-C04, (1-Month LIBOR reference rate + 4.900% spread), (3)	7.406%	11/25/24	A2	1,287,092
2,561	Fannie Mae Connecticut Avenue Securities , Series 2016-C03, (1-Month LIBOR reference rate + 5.900% spread), (3)	8.406%	10/25/28	BB	2,886,522
5,400	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	8/25/30	B	5,253,907
4,165	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.550% spread), (3)	5.056%	12/25/30	B	4,110,966
1,650	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (3)	5.506%	10/25/29	B1	1,706,657
2,325	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	7/25/29	BB–	2,464,026

19

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$3,155	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	10/25/30	N/R	$2,985,414
3,741	Fannie Mae Connecticut Avenue Securities, Series 2013-C01, (1-Month LIBOR reference rate + 5.250% spread), (3)	7.756%	10/25/23	BBB	4,185,601
2,355	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, (1-Month LIBOR reference rate + 2.000% spread), (3)	4.506%	3/25/31	B	2,262,509
1,826	Fannie Mae REMIC Pass-Through Certificates	0.000%	6/25/36	Aaa	1,556,403
2,050	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	4/25/28	BB–	2,281,018
399	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.700% spread), (3)	8.206%	4/25/28	BB–	450,296
1,228	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.300% spread), (3)	6.806%	2/25/25	BB	1,326,090
1,497	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.550% spread), (3)	7.056%	2/25/25	BBB	1,596,999
2,192	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	B	2,419,619
2,372	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	BB+	2,590,047
3,425	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	1/25/29	Baa3	3,792,454
4,148	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	1/25/29	BB–	4,525,982
3,800	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	4/25/29	BB–	4,175,144
1,672	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07, (1-Month LIBOR reference rate + 9.500% spread), (3)	12.006%	5/25/29	N/R	2,081,957
1,645	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 2.850% spread), (3)	5.356%	11/25/29	B	1,682,910
5,114	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 5.050% spread), (3)	7.556%	11/25/29	N/R	5,569,910
3,380	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	1/25/30	B1	3,386,560
3,600	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 3.650% spread), (3)	6.156%	9/25/29	B	3,822,005
4,265	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.150% spread), (3)	6.656%	2/25/30	N/R	4,379,972
3,400	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	2/25/30	N/R	3,490,559
2,035	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	5/25/30	N/R	2,048,668
1,815	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	5/25/30	B	1,810,911
4,414	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 4.000% spread), (3)	6.506%	5/25/30	N/R	4,426,039
5,700	Fannie Mae, Connecticut Avenue Securities, Series 2018-C01, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.756%	7/25/30	B	5,565,915
2,121	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,683,532
1,321	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	1,048,859
1,562	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	4.092%	9/25/35	N/R	1,488,623
17,710	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	2,016,168
4,045	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.390%	7/25/22	Baa3	4,018,279
3,250	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	Aaa	3,208,684
1,531	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K31, 144A	3.630%	7/25/46	Baa1	1,500,874
3,160	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.683%	1/25/48	BBB–	3,014,980
1,288	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.051%	4/25/48	BBB–	1,240,874
1,299	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	3.939%	6/25/49	BBB–	1,237,312

20

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,400	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K722, 144A	3.836%	7/25/49	BBB–	$1,406,790
1,305	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K68, 144A	3.844%	10/25/49	Baa2	1,194,978
980	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.487%	11/25/23	BBB	971,857
1,740	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K725, 144A	3.880%	2/25/50	BBB	1,699,424
1,095	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.726%	10/25/49	BBB	1,021,872
905	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.647%	11/25/50	BBB–	864,632
1,743	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF30, 144A, (1-Month LIBOR reference rate + 3.250% spread), (3)	5.597%	3/25/27	N/R	1,783,751
1,390	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A	3.992%	12/25/50	BBB–	1,278,121
1,173	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A, (1-Month LIBOR reference rate + 2.550% spread), (3)	4.897%	6/25/27	N/R	1,199,272
2,132	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF40, 144A, (1-Month LIBOR reference rate + 2.700% spread), (3)	5.047%	11/25/27	N/R	2,184,519
4,406	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	2.059%	10/25/44	Aaa	628,117
6,745	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	1.996%	10/25/44	Aaa	938,070
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	1,080,114
22,841	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	1,481,238
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.724%	9/25/41	Aaa	1,166,194
13,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	1,308,314
19,158	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K049, (I/O)	1.550%	10/25/43	Aaa	1,650,732
4,220	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.132%	5/25/27	Aaa	598,680
6,516	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K065, (I/O)	2.182%	7/25/45	Aaa	961,163
31,850	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.793%	1/25/42	Aaa	1,027,031
5,320	Freddie Mac Multifamily Structured Pass-Through Certificates, SeriesHMS K080, (I/O)	2.266%	8/25/45	Aaa	899,269
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.814%	1/25/43	Aaa	89,703
13,450	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	583,536
775	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.559%	1/25/47	A+	770,758
1,380	Freddie Mac Stacr Trust 2018-HQA2, Series STACR 2018-HQA2, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	10/25/48	B+	1,331,102
3,800	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.156%	12/25/29	B	3,847,316
4,900	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.406%	4/25/29	B+	5,366,598
3,910	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.350% spread), (3)	6.856%	9/25/30	N/R	3,869,415
4,600	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-DNA1, (1-Month LIBOR reference rate + 3.150% spread), (3)	5.656%	7/25/30	N/R	4,259,971
5,800	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2018-HQA1, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	9/25/30	B	5,658,325
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.677%	8/25/40	Aaa	151,084
4,362	FREMF 2016-K504 Mortgage Trust, 144A	3.030%	9/25/20	N/R	4,332,765
895	FREMF 2018-K730 Mortgage Trust, 144A	3.799%	2/25/50	BBB	863,321

21

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,115	FREMF 2018-K731 Mortgage Trust, 144A	3.910%	2/25/25	BBB	$1,106,731
2,266	FREMF 2018-K732 Mortgage Trust, 144A	4.055%	5/25/25	Baa3	2,204,312
1,160	FREMF 2018-K733 Mortgage Trust, 144A	4.079%	9/25/25	Baa1	1,157,883
1,868	GCAT 2018-1 LLC, 144A	3.844%	6/25/48	N/R	1,853,967
2,355	General Electric Co, Series GSMS 2018-3PCK, 144A, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.705%	9/15/31	AA–	2,353,707
1,760	Ginnie Mae Mortgage Pool	3.000%	11/20/41	Aaa	1,656,957
1,535	Ginnie Mae Mortgage Pool	2.500%	9/20/42	Aaa	1,370,148
1,650	Ginnie Mae Mortgage Pool	3.500%	8/16/43	Aaa	1,644,093
2,557	Ginnie Mae Mortgage Pool	3.500%	8/20/44	Aaa	2,522,231
2,542	Ginnie Mae Mortgage Pool	3.000%	9/20/44	Aaa	2,401,824
783	Ginnie Mae Mortgage Pool	3.000%	3/20/44	Aaa	729,612
450	Ginnie Mae Mortgage Pool	3.000%	2/16/40	Aaa	426,115
301	Ginnie Mae Mortgage Pool	3.000%	1/20/40	Aaa	285,750
9,575	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	843,099
1,824	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.236%	9/19/35	C	1,339,165
2,095	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	1,839,602
1,582	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.832%	4/19/36	N/R	1,397,788
2,871	Goldman Sachs GSAA Home Equity Trust, Series 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.956%	8/25/37	B1	2,679,874
1,275	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	4.255%	7/15/32	N/R	1,255,284
182	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	4.152%	3/25/47	D	163,070
2,370	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB–	1,977,610
2,625	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS6, 144A	3.243%	5/10/50	BBB–	2,111,247
1,710	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.996%	1/10/47	A3	1,747,348
719	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	85,730
1,745	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.841%	5/25/37	D	1,516,979
1,570	Home Re 2018-1 Ltd, Series HMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	4.106%	10/25/28	N/R	1,571,913
1,192	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.601%	7/25/37	N/R	1,084,451
2,135	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.595%	5/25/37	Ca	1,961,413
2,702	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.909%	8/25/35	Caa3	2,398,239
522	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.875%	6/25/36	N/R	482,373
1,045	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.093%	12/15/49	BBB–	850,231
593	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	435,418
1,705	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.406%	8/15/46	Baa3	1,696,332
1,653	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.262%	10/25/36	N/R	1,515,691
769	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	4.884%	6/25/36	N/R	730,485
1,903	LSTAR Securities Investment Ltd 2018-1, 144A, (1-Month LIBOR reference rate + 1.550% spread), (3)	3.899%	2/01/23	N/R	1,900,942
1,170	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-6, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	9/01/22	N/R	1,169,958
1,138	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-7, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	10/01/22	N/R	1,143,519
984	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-8, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	3.999%	11/01/22	N/R	984,127

22

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,585	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2, (H15T1Y reference rate + 2.400% spread), (3)	5.090%	8/25/36	Caa2	$1,537,926
2,244	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	4.003%	6/25/37	N/R	1,802,131
3,715	MFRA Trust, Series 2017-NPL1, 144A	3.352%	11/25/47	N/R	3,700,733
1,017	Millity Mortgage Loan Trust 2018-1, Series MCMLT 2018-1, 144A	3.250%	5/25/62	AAA	1,006,348
2,297	Millity Mortgage Loan Trust 2018-3, Series MCMLT 2018-3, 144A	3.500%	8/25/58	Aaa	2,277,469
905	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	4.405%	11/15/34	Ba3	890,479
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	247,132
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	142,709
1,510	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	1,222,752
5,205	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	5.055%	11/15/34	B3	5,117,075
5,030	Morgan Stanley Mortgage Capital Holdings LLC, Series 2017-237P, 144A	3.865%	9/13/39	BB–	4,528,789
1,577	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.932%	3/25/36	Caa3	1,333,614
346	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-15AR	3.682%	11/25/37	CCC	291,740
153	Mortgage IT Trust 2005-3, (1-Month LIBOR reference rate + 0.600% spread), (3)	3.106%	8/25/35	A+	148,717
2,302	New Residential Mortgage Loan Trust 2018-4, Series NRZT 2018-4A, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.406%	1/25/48	Aaa	2,289,956
444	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	437,753
995	Oak Hill Advisors Residential Loan Trust , Series 2017-NPL1, 144A	3.000%	6/25/57	N/R	974,725
1,554	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1, (1-Month LIBOR reference rate + 0.300% spread), (3)	2.806%	4/25/36	Caa1	1,461,958
2,005	Pretium Mortgage Credit Partners I 2018-NPL4 LLC, Series PRET 2018-NPL4, 144A	4.826%	9/25/58	N/R	2,008,618
2,209	PRPM 2018-2 LLC, Series PRPM 2018-2A, 144A	4.000%	8/25/23	N/R	2,198,669
3,528	PRPM 2018-3 LLC, Series PRPM 2018-3A, 144A	4.483%	10/25/23	N/R	3,545,078
3,241	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.744%	9/25/35	N/R	2,794,937
1,971	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	1,870,886
2,658	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	2,412,519
881	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	4.406%	5/25/35	N/R	668,424
731	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.753%	1/25/36	Caa3	650,309
6,917	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2, (1-Month LIBOR reference rate + 0.290% spread), (3)	2.796%	2/25/36	Aaa	6,859,666
1,278	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	5.019%	7/27/37	N/R	1,123,399
791	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	5.245%	9/25/36	N/R	622,416
1,404	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	4.411%	4/25/37	N/R	1,329,672
756	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	4.959%	8/25/36	N/R	702,501
2,621	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.875%	2/20/47	N/R	2,414,445
230	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	4/25/43	N/R	231,142
3,088	STACR Trust 2018-HRP1, Series STACR 2018-HRP1, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	4.156%	4/25/43	BB–	3,091,859

23

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,570	STACR Trust 2018-HRP2, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.756%	2/25/47	A	$1,570,483
4,889	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1, (1-Month LIBOR reference rate + 0.190% spread), (3)	2.696%	7/25/37	B2	4,666,826
3,443	Structured Agency Credit Risk Debt Notes, 2013-DN2, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	11/25/23	BB	3,749,558
498	Structured Agency Credit Risk Notes, Series 2015-HQA1, (1-Month LIBOR reference rate + 8.800% spread), (3)	11.306%	3/25/28	N/R	573,600
2,254	Structured Agency Credit Risk Notes, Series 2015-HQA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	13.006%	5/25/28	N/R	2,830,475
976	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 2.900% spread), (3)	5.406%	7/25/28	AA	992,824
4,340	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	7/25/28	BBB–	5,135,416
249	Structured Agency Credit Risk Notes, Series 2016-DNA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	13.006%	10/25/28	N/R	324,938
1,550	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 3.800% spread), (3)	6.306%	3/25/29	BB–	1,671,826
4,275	Structured Agency Credit Risk Notes, Series 2016-HQA2, (1-Month LIBOR reference rate + 5.150% spread), (3)	7.656%	11/25/28	Baa3	4,940,879
3,825	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 1.350% spread), (3)	3.856%	3/25/29	BBB+	3,844,094
2,325	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 3.850% spread), (3)	6.356%	3/25/29	BB–	2,540,869
2,495	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 9.000% spread), (3)	11.506%	3/25/29	N/R	2,825,190
1,784	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 8.750% spread), (3)	11.256%	4/25/29	N/R	1,978,923
1,647	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 11.250% spread), (3)	13.756%	10/25/29	N/R	1,837,312
1,000	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 3.450% spread), (3)	5.956%	10/25/29	BB–	1,058,193
2,925	Structured Agency Credit Risk Notes, Series 2017-DNA3, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	3/25/30	B+	2,925,007
3,550	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	8/25/29	B1	3,755,431
5,450	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	8/25/29	N/R	5,889,078
748	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 12.750% spread), (3)	15.256%	8/25/29	N/R	813,649
5,875	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.856%	4/25/30	B1	5,831,182
1,910	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	4/25/30	N/R	1,997,411
2,169	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.750% spread), (3)	7.256%	10/25/24	A	2,377,701
925	Structured Agency Credit Risk Notes, Series 2017-HRP1, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	12/25/42	N/R	836,813
827	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	4.305%	10/25/37	CCC	770,863
1,320	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.835%	10/10/36	Baa1	1,299,574
950	Towd Point Mortgage Trust 2018-5, Series TPMT 2018-5, 144A	3.250%	7/25/58	AAA	932,272
2,206	Vericrest Opportunity Loan Transferee, 144A	3.250%	6/25/47	N/R	2,195,690
3,470	Vericrest Opportunity Loan Transferee, Series 2017-NP11, 144A	4.625%	10/25/47	N/R	3,421,962
4,990	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	6/25/47	N/R	4,983,248
628	Vericrest Opportunity Loan Transferee, Series 2017-NPL9, 144A	3.125%	9/25/47	N/R	622,497
2,250	VNO Mortgage Trust, Series 2012-6AVE, 144A	3.337%	11/15/30	A–	2,231,419
3,749	VOLT LXXII LLC, Series VOLT 2018-NPL8, 144A	4.213%	10/26/48	N/R	3,741,249
3,385	VOLT LXXIII LLC, Series VOLT 2018-NPL9, 144A	4.458%	10/25/48	N/R	3,385,861
2,868	VOLT LXXIV LLC, Series VOLT 2018-NP10, 144A	4.581%	11/25/48	N/R	2,875,025
3,344	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.226%	10/15/44	Ca	784,665
968	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	3.667%	11/25/36	D	908,870

24

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,541	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	3.030%	1/25/37	N/R	$1,402,086
3,430	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, (12MTA reference rate + 0.820% spread), (3)	2.873%	12/25/46	Caa2	3,154,111
1,372	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	N/R	1,109,919
1,640	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7, (12MTA reference rate + 0.980% spread), (3)	3.137%	7/25/46	Caa3	1,565,541
2,350	Wells Fargo Commercial Mortgage Trust 2017-C39	4.118%	9/15/50	A–	2,258,179
2,335	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	4.543%	9/15/58	BBB–	2,118,044
4,850	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.100%	5/15/48	BBB–	4,265,082
735	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	598,959
2,430	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	1,921,134
1,720	WFRBS Commercial Mortgage Trust 2012-C8, Series WFRBS 2012-C8 E, 144A	4.893%	8/15/45	Baa3	1,679,923
$653,366	Total Mortgage-Backed Securities (cost $458,699,168)				448,144,662

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 14.2% (10.1% of Total Investments)

$2,413	AASET 2018-2 US Ltd, Series AASET 2018-2A A, 144A	4.454%	11/18/38	A	$2,436,787
1,550	Alm Loan Funding Trust, Series 2013-7RA, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	6.476%	10/15/28	Baa3	1,549,941
2,620	Atlas Senior Loan Fund IX Ltd, 144A, (3-Month LIBOR reference rate + 2.550% spread), (3)	5.019%	4/20/28	BBB–	2,437,043
1,302	Avant Loans Funding Trust, Series 2017-B, 144A	3.380%	4/15/21	N/R	1,300,199
1,360	Avery Point CLO Limited, Series 2014-5A, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	5.549%	7/17/26	Baa3	1,330,935
2,305	Bowman Park CLO Limited, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.350% spread), (3)	6.027%	11/23/25	BBB–	2,255,078
1,150	Carlyle Global Market Strategies CLO 2014-3R Ltd, 144A, (3-Month LIBOR reference rate + 2.950% spread), (3)	5.459%	7/27/31	BBB–	1,063,833
3,762	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A A2II, 144A	3.082%	7/25/47	BBB+	3,665,682
3,825	Drive Auto Receivables Trust 2017-3, Series DRIVE 2017-3 D, 144A	3.530%	12/15/23	Aa2	3,828,138
1,000	Galaxy XVIII CLO Ltd, Series GALXY 2018-28A, 144A, (3-Month LIBOR reference rate + 1.100% spread), (3)	3.439%	7/15/31	AAA	978,889
2,500	Octagon Investment Partners XVII Ltd, 144A, (3-Month LIBOR reference rate + 2.500% spread), (3)	4.990%	1/25/31	BBB–	2,294,485
970	Octagon Investment Partners, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.936%	4/15/26	A3	962,247
3,390	OneMainirect Auto Receivables Trust 2018-1, Series ODART 2018-1A, 144A	3.850%	10/14/25	A	3,440,466
4,041	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB+	4,058,839
774	Prosper Marketplace Issuance Trust, Series 2017-2A, 144A	3.480%	9/15/23	BBB–	772,746
780	Seneca Park CLO Limited, Asset-Backed Securities, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.949%	7/17/26	Baa3	776,946
5,500	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	4.490%	12/26/25	N/R	5,608,366
390	Sonic Capital LLC, 144A	4.026%	2/20/48	BBB	384,866
1,550	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BBB–	1,564,902
823	Vantage Data Centers Issuer LLC, 144A	4.072%	2/16/43	A–	824,369
2,205	VoyaLO 2013-3 Ltd, Series INGIM 2013-3ARR, 144A, (3-Month LIBOR reference rate + 2.250% spread), (3)	4.719%	10/18/31	A	2,102,322
2,600	Westlake Auto Receivables Trust, Series 2015-3A, 144A	5.890%	7/15/22	BB	2,604,025
2,000	Westlake Auto Receivables Trust, Series 2017-1A, 144A	5.050%	8/15/24	BBB–	2,024,157
3,595	Westlake Auto Receivables Trust, Series 2017-2A, 144A	3.280%	12/15/22	BBB	3,549,577
$52,405	Total Asset-Backed Securities (cost $52,559,712)				51,814,838
	Total Long-Term Investments (cost $511,258,880)				499,959,500

25

JLS	Nuveen Mortgage Opportunity Term Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.4% (2.4% of Total Investments)

	REPURCHASE AGREEMENTS – 3.4% (2.4% of Total Investments)

$12,448	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $12,449,082, collateralized by $11,925,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $12,700,626	1.200%	1/02/19	$12,448,252
$12,448	Total Short-Term Investments (cost $12,448,252)			12,448,252
	Total Investments (cost $523,707,132) – 140.1%			512,407,752
	Borrowings – (40.3)% (4), (5)			(147,200,000)
	Other Assets Less Liabilities – 0.2% (6)			602,529
	Net Assets Applicable to Common Shares – 100%			$365,810,281

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable)
U.S. Treasury 10-Year Note	Short	(109)	3/19	$(12,985,052)	$(13,299,703)	$(314,651)	$(42,578)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of Total Investments is 28.7%.

(5)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

H15T1Y	U.S. Treasury Yield Curve Rate T Note Constant Maturity 1-Year.

I/O	Interest only security.

LIBOR	London Inter-Bank Offered Rate

12MTA	Federal Reserve U.S. 12-Month Cumulative Treasury Average 1-Year CMT.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

26

JMT	Nuveen Mortgage Opportunity Term Fund 2 Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 136.6% (95.9% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 122.4% (85.9% of Total Investments)

$925	280 Park Avenue Mortgage Trust, Series 2017-280P, 144A, (1-Month LIBOR reference rate + 2.119% spread), (3)	4.574%	9/15/34	BB–	$906,376
339	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.500%	7/25/46	N/R	337,592
102	Angel Oak Mortgage Trust, Series 2016-1, 144A	3.644%	1/25/47	AA	101,338
274	Angel Oak Mortgage Trust, Series 2017-2, 144A	2.478%	7/25/47	AAA	270,223
406	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	N/R	351,908
925	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	874,826
220	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2018-DSNYD, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	4.155%	9/15/34	BBB–	219,431
510	BANK 2018-BNK15, Series BANK 2018-BN15 C	4.647%	11/15/61	A–	511,541
217	Bayview Opportunity Master Fund Trust, 2017-RN8, 144A	3.352%	11/28/32	N/R	215,940
975	BB UBS Trust, Series 2012-SHOW, 144A	4.026%	11/5/36	Baa1	919,191
1,448	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1, (1-Month LIBOR reference rate + 0.180% spread), (3)	2.686%	3/25/37	Caa3	1,401,198
675	BENCHMARK 2018-B1 Mortgage Trust, 144A	2.750%	1/15/51	BBB–	503,997
876	Chaseflex Trust Series 2007-2, (1-Month LIBOR reference rate + 0.280% spread), (3)	2.786%	5/25/37	B3	838,034
210	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	179,863
290	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CD3, 144A	3.250%	2/10/50	BBB–	232,968
73	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	4.036%	3/25/36	Caa2	69,217
85	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	4.638%	8/25/35	D	76,717
532	Civic Mortgage LLC, 144A	3.892%	6/25/22	N/R	531,437
355	COLT 2018-3 Mortgage Loan Trust, SeriesOLT 2018-3, 144A	4.283%	10/26/48	BBB	353,891
190	Commercial Mortgage Pass-Through Certificates 2012-CR3, 144A	4.753%	10/15/45	A–	181,221
970	Commercial Mortgage Pass-Through Certificates Series CR5 A4, 144A	4.320%	12/10/45	Baa3	917,880
950	Commercial Mortgage Pass-Through Certificates, Series 2017-CR9, 144A	4.257%	7/10/45	BBB–	809,569
1,310	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	1,280,350
900	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	3.879%	3/20/36	Caa3	832,074
575	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	4.058%	9/25/47	N/R	533,387
152	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	4.002%	5/25/36	N/R	140,887
1,150	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.796%	4/15/50	BBB–	1,022,298
1,400	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.356%	8/15/48	BBB–	1,125,116
468	CSMC 2018-RPL8 Trust, SeriesSMC 2018-RPL8, 144A	4.070%	7/25/58	N/R	467,053
623	Eagle RE 2018-1 Ltd, Series EMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.700% spread), (3)	3.980%	11/25/28	N/R	622,137
329	Fannie Mae Connecticut Avenue Securities , Series 2014-C04, (1-Month LIBOR reference rate + 4.900% spread), (3)	7.406%	11/25/24	A2	367,741
1,281	Fannie Mae Connecticut Avenue Securities , Series 2016-C03, (1-Month LIBOR reference rate + 5.900% spread), (3)	8.406%	10/25/28	BB	1,443,261
1,644	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	8/25/30	B	1,599,523
1,235	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 2.550% spread), (3)	5.056%	12/25/30	B	1,218,978
500	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.000% spread), (3)	5.506%	10/25/29	B1	517,169

27

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$675	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	7/25/29	BB–	$715,362
930	Fannie Mae Connecticut Avenue Securities, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	10/25/30	N/R	880,011
816	Fannie Mae Connecticut Avenue Securities, Series 2013-C01, (1-Month LIBOR reference rate + 5.250% spread), (3)	7.756%	10/25/23	BBB	913,524
690	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.506%	3/25/31	B	662,901
539	Fannie Mae REMIC Pass-Through Certificates	0.000%	6/25/36	Aaa	459,759
601	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	4/25/28	BB–	668,716
399	Fannie Mae, Connecticut Ave Securities, Series 2015-C04, (1-Month LIBOR reference rate + 5.700% spread), (3)	8.206%	4/25/28	BB–	450,296
378	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.300% spread), (3)	6.806%	2/25/25	BB	408,028
438	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01, (1-Month LIBOR reference rate + 4.550% spread), (3)	7.056%	2/25/25	BBB	467,414
564	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	B	622,638
708	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	7/25/25	BB+	773,485
1,025	Fannie Mae, Connecticut Avenue Securities, Series 2016-C04, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	1/25/29	Baa3	1,134,968
1,217	Fannie Mae, Connecticut Avenue Securities, Series 2016-C05, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	1/25/29	BB–	1,327,898
1,200	Fannie Mae, Connecticut Avenue Securities, Series 2016-C06, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	4/25/29	BB–	1,318,467
484	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07, (1-Month LIBOR reference rate + 9.500% spread), (3)	12.006%	5/25/29	N/R	602,835
475	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 2.850% spread), (3)	5.356%	11/25/29	B	485,947
1,446	Fannie Mae, Connecticut Avenue Securities, Series 2017-C04, (1-Month LIBOR reference rate + 5.050% spread), (3)	7.556%	11/25/29	N/R	1,574,910
810	Fannie Mae, Connecticut Avenue Securities, Series 2017-C05, (1-Month LIBOR reference rate + 2.200% spread), (3)	4.706%	1/25/30	B1	811,572
1,075	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 3.650% spread), (3)	6.156%	9/25/29	B	1,141,293
1,265	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.150% spread), (3)	6.656%	2/25/30	N/R	1,299,101
1,000	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	2/25/30	N/R	1,026,635
670	Fannie Mae, Connecticut Avenue Securities, Series 2017-C06, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	5/25/30	N/R	674,500
535	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	5/25/30	B	533,795
1,236	Fannie Mae, Connecticut Avenue Securities, Series 2017-C07, (1-Month LIBOR reference rate + 4.000% spread), (3)	6.506%	5/25/30	N/R	1,239,371
1,700	Fannie Mae, Connecticut Avenue Securities, Series 2018-C01, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.756%	7/25/30	B	1,660,010
734	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	582,640
386	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	306,666
653	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	4.092%	9/25/35	N/R	622,526
5,230	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	595,402
1,196	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series K720, 144A	3.390%	7/25/22	Baa3	1,188,430
965	Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01, 144A	4.566%	2/25/20	Aaa	952,732
935	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K44, 144A	3.683%	1/25/48	BBB–	892,091
373	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K54, 144A	4.051%	4/25/48	BBB–	359,352
384	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K56, 144A	3.939%	6/25/49	BBB–	365,764

28

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$270	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2016-K722, 144A	3.836%	7/25/49	BBB–	$271,309
390	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K68, 144A	3.844%	10/25/49	Baa2	357,120
290	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.487%	11/25/23	BBB	287,590
515	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K725, 144A	3.880%	2/25/50	BBB	502,991
320	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.726%	10/25/49	BBB	298,629
265	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K728, 144A	3.647%	11/25/50	BBB–	253,180
511	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF30, 144A, (1-Month LIBOR reference rate + 3.250% spread), (3)	5.597%	3/25/27	N/R	523,492
415	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A	3.992%	12/25/50	BBB–	381,597
344	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF33, 144A, (1-Month LIBOR reference rate + 2.550% spread), (3)	4.897%	6/25/27	N/R	351,742
615	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-KF40, 144A, (1-Month LIBOR reference rate + 2.700% spread), (3)	5.047%	11/25/27	N/R	629,771
1,302	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	2.059%	10/25/44	Aaa	185,633
2,000	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K068, (I/O)	1.996%	10/25/44	Aaa	278,153
15,839	Freddie Mac Multifamily Structured Pass-Through Certificates FHMS K071 X1, (I/O)	0.420%	11/25/27	Aaa	358,291
1,560	Freddie Mac Multifamily Structured Pass-Through Certificates, Series HMS K080, (I/O)	2.266%	8/25/45	Aaa	263,695
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	333,560
7,001	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.662%	7/25/41	Aaa	453,995
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.724%	9/25/41	Aaa	355,313
3,975	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	391,007
5,588	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K049, (I/O)	1.550%	10/25/43	Aaa	481,465
1,245	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K061, (I/O)	2.132%	5/25/27	Aaa	176,625
1,943	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K065, (I/O)	2.182%	7/25/45	Aaa	286,525
10,374	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, (I/O)	1.793%	1/25/42	Aaa	334,502
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.814%	1/25/43	Aaa	71,542
4,579	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012, (I/O)	2.252%	1/25/41	Aaa	198,651
225	Freddie Mac MultiFamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.559%	1/25/47	A+	223,769
410	Freddie Mac Stacr Trust 2018-HQA2, Series STACR 2018-HQA2, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	10/25/48	B+	395,472
1,713	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.300% spread), (3)	4.806%	9/25/30	B	1,671,157
1,125	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 2.650% spread), (3)	5.156%	12/25/29	B	1,139,008
1,400	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.150% spread), (3)	5.656%	7/25/30	N/R	1,296,513
1,275	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 3.900% spread), (3)	6.406%	4/25/29	B+	1,396,411
1,155	Freddie Mac Structured Agency Credit Risk Debt Notes, (1-Month LIBOR reference rate + 4.350% spread), (3)	6.856%	9/25/30	N/R	1,143,011

29

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,125	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2016-HQA3, (1-Month LIBOR reference rate + 1.350% spread), (3)	3.856%	3/25/29	BBB+	$1,130,616
850	Freddie Mac Structured Agency Credit Risk Debt Notes, Series STACR 2017-DNA3, 144A	4.581%	11/25/48	N/R	852,044
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.677%	8/25/40	Aaa	46,716
1,293	FREMF 2016-K504 Mortgage Trust, 144A	3.030%	9/25/20	N/R	1,284,334
515	FREMF 2017-K725 Mortgage Trust, 144A	4.893%	8/15/45	Baa3	503,000
265	FREMF 2018-K730 Mortgage Trust, 144A	3.799%	2/25/50	BBB	255,620
330	FREMF 2018-K731 Mortgage Trust, 144A	3.910%	2/25/25	BBB	327,553
675	FREMF 2018-K732 Mortgage Trust, 144A	4.055%	5/25/25	Baa3	656,624
340	FREMF 2018-K733 Mortgage Trust, 144A	4.079%	9/25/25	Baa1	339,380
561	GCAT 2018-1 LLC, 144A	3.844%	6/25/48	N/R	556,190
670	General Electric Co, Series GSMS 2018-3PCK, 144A, (1-Month LIBOR reference rate + 2.250% spread), (3)	4.705%	9/15/31	AA–	669,632
525	Ginnie Mae Mortgage Pool	3.000%	11/20/41	Aaa	494,263
465	Ginnie Mae Mortgage Pool	2.500%	9/20/42	Aaa	415,061
205	Ginnie Mae Mortgage Pool	3.500%	8/16/43	Aaa	204,266
750	Ginnie Mae Mortgage Pool	3.500%	8/20/44	Aaa	739,802
750	Ginnie Mae Mortgage Pool	3.000%	9/20/44	Aaa	708,642
250	Ginnie Mae Mortgage Pool	3.000%	3/20/44	Aaa	232,809
106	Ginnie Mae Mortgage Pool	3.000%	2/16/40	Aaa	100,374
100	Ginnie Mae Mortgage Pool	3.000%	1/20/40	Aaa	94,933
2,838	Ginnie Mae Mortgage Pool, (I/O)	3.000%	12/16/27	Aaa	249,855
645	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	N/R	565,893
473	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.832%	4/19/36	N/R	418,250
886	Goldman Sachs GSAA Home Equity Trust, Series 2007-8, (1-Month LIBOR reference rate + 0.450% spread), (3)	2.956%	8/25/37	B1	827,426
375	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2017-500K, 144A, (1-Month LIBOR reference rate + 1.800% spread), (3)	4.255%	7/15/32	N/R	369,201
191	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	4.152%	3/25/47	D	170,848
701	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2017-GS5, 144A	3.509%	3/10/50	BBB–	584,939
775	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2017-GS6, 144A	3.243%	5/10/50	BBB–	623,321
525	Goldman Sachs Mortgage Securities Trust, Series 2014-GC18	4.996%	1/10/47	A3	536,466
240	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	28,577
178	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.841%	5/25/37	D	154,494
465	Home Re 2018-1 Ltd, Series HMIR 2018-1, 144A, (1-Month LIBOR reference rate + 1.600% spread), (3)	4.106%	10/25/28	N/R	465,566
446	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	3.601%	7/25/37	N/R	405,378
638	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	3.595%	5/25/37	Ca	586,402
806	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	3.909%	8/25/35	Caa3	715,111
153	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11	3.875%	6/25/36	N/R	141,227
475	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	3.261%	3/25/36	Ca	432,739
305	JPMBD Commercial Mortgage Securities Trust, Series 2016-C4, 144A	3.093%	12/15/49	BBB–	248,502
184	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	134,979
505	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.406%	8/15/46	Baa3	502,433
504	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	4.262%	10/25/36	N/R	462,414
243	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	4.884%	6/25/36	N/R	230,596
564	LSTAR Securities Investment Ltd 2018-1, 144A, (1-Month LIBOR reference rate + 1.550% spread), (3)	3.899%	2/1/23	N/R	563,242
347	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-6, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	9/1/22	N/R	347,228
338	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-7, 144A, (1-Month LIBOR reference rate + 1.750% spread), (3)	4.099%	10/1/22	N/R	339,670

30

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$288	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2017-8, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	3.999%	11/1/22	N/R	$288,208
692	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset-Backed Notes, Series 2007-2, (H15T1Y reference rate + 2.400% spread), (3)	5.090%	8/25/36	Caa2	671,002
686	Merrill Lynch Mortgage-Backed Securities Trust, Mortgage Loan Asset-Backed Notes, Series 2007-3	4.003%	6/25/37	N/R	550,830
1,032	MFRA Trust, Series 2017-NPL1, 144A	3.352%	11/25/47	N/R	1,027,981
300	Millity Mortgage Loan Trust 2018-1, Series MCMLT 2018-1, 144A	3.250%	5/25/62	AAA	297,028
680	Millity Mortgage Loan Trust 2018-3, Series MCMLT 2018-3, 144A	3.500%	8/25/58	Aaa	674,092
275	Morgan Stanley Capital I Trust 2017-CLS, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	4.405%	11/15/34	Ba3	270,588
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	75,529
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.241%	10/12/52	C	41,175
445	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2, 144A	3.000%	11/15/49	BBB–	360,348
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CLS, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3)	5.055%	11/15/34	B3	1,499,239
1,480	Morgan Stanley Mortgage Capital Holdings LLC, Series 2017-237P, 144A	3.865%	9/13/39	BB–	1,332,526
126	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.932%	3/25/36	Caa3	106,890
1,053	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	842,875
45	Mortgage IT Trust 2005-3, (1-Month LIBOR reference rate + 0.600% spread), (3)	3.106%	8/25/35	A+	44,064
585	Mortgage IT Trust, Mortgage-Backed Notes , Series 2006-1, (1-Month LIBOR reference rate + 0.200% spread), (3)	2.706%	4/25/36	Ca	518,738
133	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-3A, 144A	3.250%	9/25/56	Aaa	130,803
684	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2018-4A, 144A, (1-Month LIBOR reference rate + 0.900% spread), (3)	3.406%	1/25/48	Aaa	680,185
297	Oak Hill Advisors Residential Loan Trust , Series 2017-NPL1, 144A	3.000%	6/25/57	N/R	291,204
1,005	OneMain Direct Auto Receivables Trust 2018-1, Series ODART 2018-1A, 144A	4.458%	10/25/48	N/R	1,005,256
453	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1, (1-Month LIBOR reference rate + 0.300% spread), (3)	2.806%	4/25/36	Caa1	425,978
590	Pretium Mortgage Credit Partners I 2018-NPL4 LLC, Series PRET 2018-NPL4, 144A	4.826%	9/25/58	N/R	591,065
654	PRPM 2018-2 LLC, Series PRPM 2018-2A, 144A	4.000%	8/25/23	N/R	650,646
1,041	PRPM 2018-3 LLC, Series PRPM 2018-3A, 144A	4.483%	10/25/23	N/R	1,046,409
1,008	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	4.744%	9/25/35	N/R	868,892
608	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	577,414
805	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	731,167
555	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	4.753%	1/25/36	Caa3	493,943
2,138	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2, (1-Month LIBOR reference rate + 0.290% spread), (3)	2.796%	2/25/36	Aaa	2,120,431
803	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	3.875%	2/20/47	N/R	740,001
912	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 1.650% spread), (3)	4.156%	4/25/43	BB–	913,504
70	STACR Trust 2018-HRP1, 144A, (1-Month LIBOR reference rate + 3.750% spread), (3)	6.256%	4/25/43	N/R	70,348
465	STACR Trust 2018-HRP2, 144A, (1-Month LIBOR reference rate + 1.250% spread), (3)	3.756%	2/25/47	A	465,143
1,478	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1, (1-Month LIBOR reference rate + 0.190% spread), (3)	2.696%	7/25/37	B2	1,410,816

31

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,013	Structured Agency Credit Risk Debt Notes, 2013-DN2, (1-Month LIBOR reference rate + 4.250% spread), (3)	6.756%	11/25/23	BB	$1,102,811
628	Structured Agency Credit Risk Notes, Series 2015-HQA2, (1-Month LIBOR reference rate + 10.500% spread), (3)	13.006%	5/25/28	N/R	789,026
296	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 2.900% spread), (3)	5.406%	7/25/28	AA	301,327
1,292	Structured Agency Credit Risk Notes, Series 2016-DNA1, (1-Month LIBOR reference rate + 5.550% spread), (3)	8.056%	7/25/28	BBB–	1,528,792
250	Structured Agency Credit Risk Notes, Series 2016-DNA4, (1-Month LIBOR reference rate + 3.800% spread), (3)	6.306%	3/25/29	BB–	269,649
1,275	Structured Agency Credit Risk Notes, Series 2016-HQA2, (1-Month LIBOR reference rate + 5.150% spread), (3)	7.656%	11/25/28	Baa3	1,473,595
675	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 3.850% spread), (3)	6.356%	3/25/29	BB–	737,672
808	Structured Agency Credit Risk Notes, Series 2016-HQA3, (1-Month LIBOR reference rate + 9.000% spread), (3)	11.506%	3/25/29	N/R	915,362
615	Structured Agency Credit Risk Notes, Series 2016-HQA4, (1-Month LIBOR reference rate + 8.750% spread), (3)	11.256%	4/25/29	N/R	681,814
469	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 11.250% spread), (3)	13.756%	10/25/29	N/R	523,356
400	Structured Agency Credit Risk Notes, Series 2017-DNA2, (1-Month LIBOR reference rate + 3.450% spread), (3)	5.956%	10/25/29	BB–	423,277
850	Structured Agency Credit Risk Notes, Series 2017-DNA3, (1-Month LIBOR reference rate + 2.500% spread), (3)	5.006%	3/25/30	B+	850,002
1,050	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 3.550% spread), (3)	6.056%	8/25/29	B1	1,110,761
575	Structured Agency Credit Risk Notes, Series 2017-HQA1, (1-Month LIBOR reference rate + 5.000% spread), (3)	7.506%	8/25/29	N/R	621,325
249	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 12.750% spread), (3)	15.256%	8/25/29	N/R	271,216
1,675	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 2.350% spread), (3)	4.856%	4/25/30	B1	1,662,507
750	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.450% spread), (3)	6.956%	4/25/30	N/R	784,324
644	Structured Agency Credit Risk Notes, Series 2017-HQA3, (1-Month LIBOR reference rate + 4.750% spread), (3)	7.256%	10/25/24	N/R	705,669
275	Structured Agency Credit Risk Notes, Series 2017-HRP1, (1-Month LIBOR reference rate + 2.50% spread), (3)	5.006%	12/25/42	N/R	248,782
380	TMSQ Mortgage Trust, Series 2014-1500, 144A	3.835%	10/10/36	Baa1	374,120
286	Towd Point Mortgage Trust 2018-5, Series TPMT 2018-5, 144A	3.250%	7/25/58	AAA	280,633
654	Vericrest Opportunity Loan Transferee, 144A	3.250%	6/25/47	N/R	650,761
1,020	Vericrest Opportunity Loan Transferee, Series 2017-NP11, 144A	4.625%	10/25/47	N/R	1,005,879
1,505	Vericrest Opportunity Loan Transferee, Series 2017-NPL7, 144A	5.375%	6/25/47	N/R	1,502,964
187	Vericrest Opportunity Loan Transferee, Series 2017-NPL9, 144A	3.125%	9/25/47	N/R	184,950
675	VNO Mortgage Trust, Series 2012-6AVE, 144A	3.337%	11/15/30	A–	669,426
1,114	VOLT LXXII LLC, Series VOLT 2018-NPL8, 144A	4.213%	10/26/48	N/R	1,111,741
1,027	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.226%	10/15/44	Ca	241,041
290	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	3.667%	11/25/36	D	272,333
366	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	3.030%	1/25/37	N/R	332,615
1,022	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, (12MTA reference rate + 0.820% spread), (3)	2.873%	12/25/46	Caa2	940,230
492	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7, (12MTA reference rate + 0.980% spread), (3)	3.137%	7/25/46	Caa3	469,912
650	Wells Fargo Commercial Mortgage Trust 2017-C39	4.118%	9/15/50	A–	624,603
690	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	4.543%	9/15/58	BBB–	625,889
1,443	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.100%	5/15/48	BBB–	1,266,332
215	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1, 144A	3.000%	8/15/49	BBB–	175,206
730	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	577,129
212,151	Total Mortgage-Backed Securities (cost $136,161,506)				132,823,055

32

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 14.2% (10.0% of Total Investments)

$715	AASET 2018-2 US Ltd, Series AASET 2018-2A, 144A	4.454%	11/18/38	A	$722,011
465	Alm Loan Funding Trust, Series 2013-7RA, 144A, (3-Month LIBOR reference rate + 4.040% spread), (3)	6.476%	10/15/28	Baa3	464,982
780	Atlas Senior Loan Fund IX Ltd, 144A, (3-Month LIBOR reference rate + 2.550% spread), (3)	5.019%	4/20/28	BBB–	725,532
375	Avant Loans Funding Trust, Series 2017-B, 144A	3.380%	4/15/21	N/R	374,491
400	Avery Point CLO Limited, Series 2014-5A, 144A, (3-Month LIBOR reference rate + 3.100% spread), (3)	5.549%	7/17/26	Baa3	391,452
680	Bowman Park CLO Limited, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.350% spread), (3)	6.027%	11/23/25	BBB–	665,273
675	Carlyle Global Market Strategies CLO 2014-3R Ltd, 144A, (3-Month LIBOR reference rate + 2.950% spread), (3)	5.459%	7/27/31	BBB–	624,424
1,121	Domino’s Pizza Master Issuer LLC, Series DPABS 2017-1A, 144A	3.082%	7/25/47	BBB+	1,092,008
1,135	Drive Auto Receivables Trust 2017-3, Series DRIVE 2017-3, 144A	3.530%	12/15/23	Aa2	1,135,931
750	Octagon Investment Partners XVII Ltd, 144A, (3-Month LIBOR reference rate + 2.500% spread), (3)	4.990%	1/25/31	BBB–	688,346
270	Octagon Investment Partners, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.936%	4/15/26	A3	267,842
1,005	OneMainirect Auto Receivables Trust 2018-1, Series ODART 2018-1A, 144A	3.850%	10/14/25	A	1,019,961
1,196	Prestige Auto Receivables Trust, Series 2016-2A, 144A	3.910%	11/15/22	BBB+	1,201,280
251	Prosper Marketplace Issuance Trust, Series 2017-2A, 144A	3.480%	9/15/23	BBB–	250,593
235	Seneca Park CLO Limited, Asset-Backed Securities, Series 2014-1A, 144A, (3-Month LIBOR reference rate + 3.500% spread), (3)	5.949%	7/17/26	Baa3	234,080
1,600	Sofi Consumer Loan Program Trust, Series 2016-3, 144A	4.490%	12/26/25	N/R	1,631,525
115	Sonic Capital LLC, 144A	4.026%	2/20/48	BBB	113,486
445	United Auto Credit Securitization Trust, Series 2017-1, 144A	5.090%	3/10/23	BBB–	449,278
253	Vantage Data Centers Issuer LLC, 144A	4.072%	2/16/43	A–	253,270
665	VoyaLO 2013-3 Ltd, Series INGIM 2013-3ARR, 144A, (3-Month LIBOR reference rate + 2.250% spread), (3)	4.719%	10/18/31	A	634,034
750	Westlake Auto Receivables Trust, Series 2015-3A, 144A	5.890%	7/15/22	BB	751,161
650	Westlake Auto Receivables Trust, Series 2017-1A, 144A	5.050%	8/15/24	BBB–	657,851
1,065	Westlake Auto Receivables Trust, Series 2017-2A, 144A	3.280%	12/15/22	BBB	1,051,542
15,596	Total Asset-Backed Securities (cost $15,644,744)				15,400,353
	Total Long-Term Investments (cost $151,806,250)				148,223,408

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings	Value

	SHORT-TERM INVESTMENTS – 5.9% (4.1% of Total Investments)

	REPURCHASE AGREEMENTS – 3.7% (2.6% of Total Investments)

$4,032	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $4,032,542, collateralized by $3,865,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $4,116,387	1.200%	1/02/19	N/A	$4,032,273

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.2% (1.5% of Total Investments)

2,352	U.S. Treasury Bills	0.000%	1/08/19	N/R	2,351,106
$6,384	Total Short-Term Investments (cost $6,383,209)				6,383,379
	Total Investments (cost $158,189,459) – 142.5%				154,606,787
	Borrowings – (42.6)% (4), (5)				(46,200,000)
	Other Assets Less Liabilities – 0.1% (6)				74,410
	Net Assets Applicable to Common Shares – 100%				$108,481,197

33

JMT	Nuveen Mortgage Opportunity Term Fund 2 (continued)
Portfolio of Investments December 31, 2018

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ Payable)
U.S. Treasury 10-Year Note	Short	(32)	3/19	$(3,812,157)	$(3,904,500)	$(92,343)	$(12,500)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Borrowings as a percentage of Total Investments is 29.9%.

(5)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

H15T1Y	U.S. Treasury Yield Curve Rate T Note Constant Maturity 1-Year.

I/O	Interest only security.

LIBOR	London Inter-Bank Offered Rate

12MTA	Federal Reserve U.S. 12-Month Cumulative Treasury Average 1-Year CMT.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

34

Statement of Assets and Liabilities

December 31, 2018

	JLS	JMT
Assets
Long-term investments, at value (cost $511,258,880 and $151,806,250, respectively)	$499,959,500	$148,223,408
Short-term investments, at value (cost $12,448,252 and $6,383,209, respectively)	12,448,252	6,383,379
Cash	891	12,656
Cash collateral at brokers for investments in futures contracts	156,811	33,527
Receivable for interest	1,564,643	473,828
Other assets	51,303	1,264
Total assets	514,181,400	155,128,062
Liabilities
Borrowings	147,200,000	46,200,000
Payable for variation margin on futures contracts	42,578	12,500
Accrued expenses:
Management fees	486,300	148,482
Interest on borrowings	412,843	129,574
Trustees fees	51,927	1,006
Other	177,471	155,303
Total liabilities	148,371,119	46,646,865
Net assets applicable to common shares	$365,810,281	$108,481,197
Common shares outstanding	15,888,994	4,871,277
Net asset value (“NAV”) per common share outstanding	$23.02	$22.27
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$158,890	$48,713
Paid-in-surplus	371,208,455	110,177,327
Total distributable earnings	(5,557,064)	(1,744,843)
Net assets applicable to common shares	$365,810,281	$108,481,197
Authorized common shares	Unlimited	Unlimited

See accompanying notes to financial statements.

35

Statement of Operations

Year Ended December 31, 2018

	JLS	JMT
Investment Income	$29,606,984	$9,021,608
Expenses
Management fees	5,819,116	1,777,937
Interest expense on borrowings	4,868,478	1,528,013
Custodian fees	92,264	49,961
Trustees fees	14,440	4,338
Professional fees	211,453	195,693
Shareholder reporting expenses	58,418	20,619
Shareholder servicing agent fees	229	395
Stock exchange listing fees	6,771	6,771
Investor relations expense	71,784	16,865
Other	33,888	17,629
Total expenses	11,176,841	3,618,221
Net investment income (loss)	18,430,143	5,403,387
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,517,764	2,694,693
Futures contracts	135,691	40,080
Change in net unrealized appreciation (depreciation) of:
Investments	(20,380,068)	(6,371,304)
Futures contracts	(314,651)	(92,343)
Net realized and unrealized gain (loss)	(12,041,264)	(3,728,874)
Net increase (decrease) in net assets from operations	$6,388,879	$1,674,513

See accompanying notes to financial statements.

36

Statement of Changes in Net Assets

	JLS		JMT
	Year Ended 12/31/18	Year(1) Ended 12/31/17	Year Ended 12/31/18	Year(1) Ended 12/31/17
Operations
Net investment income (loss)	$18,430,143	$21,230,482	$5,403,387	$6,696,656
Net realized gain (loss) from:
Investments	8,517,764	25,623,988	2,694,693	7,265,808
Futures contracts	135,691	—	40,080	—
Change in net unrealized appreciation (depreciation) of:
Investments	(20,380,068)	714,875	(6,371,304)	(110,291)
Futures contracts	(314,651)	—	(92,343)	—
Net increase (decrease) in net assets applicable to common shares from operations	6,388,879	47,569,345	1,674,513	13,852,173
Distributions to Common Shareholders(2)
Dividends(3)	(31,968,876)	(52,720,945)	(9,126,087)	(15,125,802)
Return of capital	(1,076,333)	—	(400,182)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(33,045,209)	(52,720,945)	(9,526,269)	(15,125,802)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	13,878	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	13,878	—	—	—
Net increase (decrease) in net assets applicable to common shares	(26,642,452)	(5,151,600)	(7,851,756)	(1,273,629)
Net assets applicable to common shares at the beginning of period	392,452,733	397,604,333	116,332,953	117,606,582
Net assets applicable to common shares at the end of period	$365,810,281	$392,452,733	$108,481,197	$116,332,953
(1)	Prior period amounts have been conformed to current year presentation. See Note to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For fiscal year ended December 31, 2017, the Fund’s distributions to common shareholders were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

37

Statement of Cash Flows

Year Ended December 31, 2018

	JLS	JMT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$6,388,879	$1,674,513
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(222,079,171)	(68,053,904)
Proceeds from sales and maturities of investments	277,238,412	86,355,016
Proceeds from (Purchases of) short-term investments, net	(12,422,329)	(6,372,416)
Amortization (Accretion) of premiums and discounts, net	(411,548)	(184,298)
(Increase) Decrease in:
Receivable for interest	167,735	63,113
Other assets	(8,646)	(92)
Increase (Decrease) in:
Payable for variation margin on futures contracts	42,578	12,500
Accrued management fees	(36,256)	(10,728)
Accrued interest on borrowings	61,659	19,352
Accrued Trustees fees	7,371	(288)
Accrued other expenses	22,348	27,660
Net realized (gain) loss from:
Investments	(8,517,764)	(2,694,693)
Paydowns	(703,572)	(249,294)
Change in net unrealized (appreciation) depreciation of investments	20,380,068	6,371,304
Net cash provided by (used in) operating activities	60,129,764	16,957,745
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	(26,940,731)	(7,385,293)
Cash distributions paid to common shareholders	(33,031,331)	(9,526,269)
Net cash provided by (used in) financing activities	(59,972,062)	(16,911,562)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	157,702	46,183
Cash and cash collateral at brokers at the beginning of period	—	—
Cash and cash collateral at brokers at the end of period(1)	$157,702	$46,183
(1)	Comprised of “Cash” and “Cash collateral at brokers” as presented on the Statements of Assets and Liabilities.

Supplemental Disclosure of Cash Flow Information	JLS	JMT
Cash paid for interest on borrowings (excluding borrowing costs)	$4,806,819	$1,508,661
Non-cash financing activities not included herein consists of reinvestments of common share distributions	13,878	—

See accompanying notes to financial statements.

38

THIS PAGE INTENTIONALLY LEFT BLANK

39

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

JLS
Year ended 12/31:
2018	$24.70	$1.16	$(0.76)	$0.40	$(1.52)	$(0.49)	$(0.07)	$(2.08)	$23.02	$22.35
2017	25.02	1.34	1.65	2.99	(1.94)	(1.37)	—	(3.31)	24.70	24.69
2016	25.09	1.56	0.08	1.64	(1.43)	(0.28)	—	(1.71)	25.02	24.07
2015	26.16	1.28	(0.83)	0.45	(1.13)	(0.25)	(0.14)	(1.52)	25.09	22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.55)*	— *	(1.55)	26.16	23.15

JMT
Year ended 12/31:
2018	23.88	1.11	(0.76)	0.35	(1.40)	(0.48)	(0.08)	(1.96)	22.27	22.17
2017	24.14	1.37	1.47	2.84	(1.76)	(1.34)	—	(3.10)	23.88	23.74
2016	24.28	1.50	0.04	1.54	(1.43)	(0.25)	—	(1.68)	24.14	23.16
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— **	(0.71)	(1.56)	25.41	23.17

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JLS
Year Ended 12/31:
2018	$147,200	$3,485
2017	147,200	3,666
2016	147,200	3,701
2015	147,200	3,708
2014	147,200	3,823

JMT
Year Ended 12/31:
2018	46,200	3,348
2017	46,200	3,518
2016	46,200	3,546
2015	46,200	3,560
2014	46,200	3,679

40

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.63%	(1.06)%	$365,810	2.89%	4.77%	44%
12.21	16.79	392,453	2.51	5.12	85
6.79	13.97	397,604	2.42	6.29	73
1.71	4.82	398,601	2.24	4.96	24
7.31	6.72	415,575	2.20	4.72	17

1.45	1.73	108,481	3.16	4.72	45
12.01	16.34	116,333	2.73	5.47	85
6.56	11.83	117,607	2.67	6.24	76
1.56	3.01	118,279	2.47	4.79	23
7.63	7.81	123,780	2.42	4.72	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (where applicable) and/or borrowings (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or to borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JLS
Year ended 12/31:
2018	1.26%
2017	0.93
2016	0.79
2015	0.63
2014	0.60

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JMT
Year ended 12/31:
2018	1.33%
2017	0.99
2016	0.84
2015	0.66
2014	0.63

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Revised to reclassify the per common share return of capital of $0.32 to a realized gain distribution for the fiscal year ended December 31, 2014.
**	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

41

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. JLS and JMT were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that JLS and JMT will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. During the current reporting period, the Adviser was entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser. Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments. For the period January 1, 2018 through July 31, 2018 NAM managed the Funds’ investment in derivatives. Effective August 1, 2018, the Adviser terminated the Funds’ sub-advisory agreements with NAM and Wellington Management manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX Index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when issued/delayed delivery purchase commitments.

42

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by common shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per common share. If a Fund’s total return on common share NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per common share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

43

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit speeds, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s common share NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

44

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JLS	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$448,144,662	$—	$448,144,662
Asset-Backed Securities	—	51,814,838	—	51,814,838

Short-Term Investments:
Repurchase Agreements	—	12,448,252	—	12,448,252

Investments in Derivatives:
Futures Contracts**	(314,651)	—	—	(314,651)
Total	$(314,651)	$512,407,752	$—	$512,093,101

JMT
Long-Term Investments*:
Mortgage-Backed Securities	$—	$132,823,055	$—	$132,823,055
Asset-Backed Securities	—	15,400,353	—	15,400,353

Short-Term Investments:
Repurchase Agreements	—	4,032,273	—	4,032,273
U.S. Government and Agency Obligations	—	2,351,106	—	2,351,106

Investments in Derivatives:
Futures Contracts**	(92,343)	—	—	(92,343)
Total	$(92,343)	$154,606,787	$—	$154,514,444
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JLS	Fixed Income Clearing Corporation	$12,448,252	$(12,448,252)	$—
JMT	Fixed Income Clearing Corporation	4,032,273	(4,032,273)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in

45

Notes to Financial Statements (continued)

futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds used U.S. Treasury futures for duration and yield curve management purposes.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JLS	JMT
Average notional amount of futures contracts outstanding*	$10,257,252	$3,043,647
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JLS
Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(314,651)
JMT
Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(92,343)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JLS	Interest Rate	Futures contracts	$135,691	$(314,651)
JMT	Interest Rate	Futures contracts	40,080	(92,343)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

46

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JLS		JMT
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Common shares:
Issued to shareholders due to reinvestment of distributions	577	—	—	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JLS	JMT
Purchases	$222,079,171	$68,053,904
Sales and maturities	277,238,412	86,355,016

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the common share NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JLS	JMT
Tax cost of investments	$514,459,046	$155,375,778
Gross unrealized:
Appreciation	$9,640,107	$2,913,672
Depreciation	(11,691,401)	(3,682,663)
Net unrealized appreciation (depreciation) of investments	$(2,051,294)	$(768,991)

47

Notes to Financial Statements (continued)

	JLS	JMT
Tax cost of futures contracts	$(314,651)	$(92,343)
Net unrealized appreciation (depreciation) of futures contracts	—	—

Permanent differences, primarily due to investments in MBS and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2018, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ tax year end, were as follows:

	JLS	JMT
Undistributed net ordinary income	—	—
Undistributed net long-term capital gains	—	—
The tax character of distributions paid during the Funds’ tax years ended December 31, 2018 and December 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018	JLS	JMT
Distributions from net ordinary income[1]	$24,942,622	$6,847,505
Distributions from net long-term capital gains[2]	7,026,254	2,278,582
Return of capital	1,076,333	400,182

2017	JLS	JMT
Distributions from net ordinary income[1]	$36,455,973	$10,218,965
Distributions from net long-term capital gains	16,264,972	4,906,837
Return of capital	—	—

[1]  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

[2]  The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2018.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	JLS	JMT
Post-October capital losses[3]	$623,866	$183,909
Late-year ordinary losses[4]	2,881,904	791,943
[3] Capital losses incurred from November 1, 2018 through December 31, 2018, the Funds’ tax year end. [4] Specified losses incurred from November 1, 2018 through December 31, 2018.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Wellington Management is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund common shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	JLS Fund-Level Fee Rate	JMT Fund-Level Fee Rate
For the first $125 million	0.9500%	0.9500%
For the next $125 million	0.9375	0.9375
For the next $150 million	0.9250	0.9250
For the next $600 million	0.9125	0.9125
For managed assets over $1 billion	0.9000	0.9000

48

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level[2]	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]

“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).

[2]

The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2018, the complex-level fee for each Fund was 0.1602%.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	JLS	JMT
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JLS	JMT
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance of Borrowings for each Fund was equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

On June 29, 2018, the Funds amended these Borrowings. Interest charged on the Borrowings drawn amount was lowered to 1-Month LIBOR plus 1.10% per annum. In addition to interest expense, each Fund may also pay a fee of 1.10%, which shall accrue daily based on the amount of the difference between 85% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 85% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JLS	JMT
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	3.26%	3.26%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are secured by assets in the Fund’s Portfolio of Investments.

49

Notes to Financial Statements (continued)

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 were effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following balances.

	JLS	JMT
Distributions to Shareholders
From net investment income	$(30,885,494)	$(8,586,113)
From accumulated net realized gains	(21,835,451)	(6,539,689)
Decrease in net assets applicable to common shares from distributions to common shareholders	(52,720,945)	(15,125,802)
UNII at the end of period	$(2,669,452)	$(744,694)

50

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

10. Subsequent Events

Proposed Merger and 100% Tender Offer

On February 28, 2019, the Funds’ Board of Trustees, in light of the upcoming scheduled termination of each Fund, approved a proposal that will allow shareholders to either continue their investment through a merger with a new fund or receive NAV through a 100% tender offer at the then-current NAV per share. The proposal is intended to give shareholders the opportunity to maintain their exposure to securitized credit, an important building block of diversified income portfolios due to attractive yields and low correlations relative to traditional assets classes.

As part of the proposal, shareholders will be asked to vote on a merger of their Fund with a new fund, Nuveen Mortgage and Income Fund. If the mergers are approved, each Fund will conduct a tender offer for up to 100% of its outstanding shares at NAV. If the combined managed assets (including assets attributable to leverage) of the Funds following the tender offers is $100 million or greater, the mergers will occur. If the combined managed assets after the tender offers is less than $100 million, the mergers will not occur and the tender offers will be cancelled with no common shares repurchased, and instead the Funds will proceed to terminate as scheduled.

The new fund will have no set termination date and an investment objective to generate high current income through opportunistic investments in securitized credit. The fund will invest at least 65% of its managed assets in mortgage securities, including commercial mortgage-backed securities and residential mortgage-backed securities and up to 35% in non-mortgage related asset-backed securities.

More information on the proposal will be contained in proxy materials for the upcoming shareholder meeting expected to be filed with the SEC in the near future.

51

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Robert L. Young
William J. Schneider**	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (8oo) 257-8787

Distribution Information

The Funds hereby designate their percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2018.

	JLS	JMT
% of Interest-Related Dividends	64.6%	63.5%

Quarterly Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Common shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

52

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Bloomberg Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Credit Risk Transfer (CRT) Securities: These are general obligations of the U. S. Federal National Mortgage Associate (Fannie Mae) and the U.S. Federal Home Loan Mortgage Corporation (Freddie Mac). These Government Sponsored Enterprises (GSEs) are mandated to expand the secondary market for residential mortgage loans through securitization.

∎

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate.

53

Glossary of Terms Used in this Report (continued)

(Unaudited)

RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

54

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

55

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		168

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		168

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		168

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2009), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

56

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		168

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		168

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		168

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		168

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		166

57

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		168

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016- 2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		168

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		168

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		168

58

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		168

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		74

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		168

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		168

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

59

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988		168

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

60

Notes

61

Notes

62

Notes

63

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-H-1218D 741784-INV-Y-02/19

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe

C-1

this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Declaration of Trust of Registrant, dated February 26, 2019 is filed herewith.

(2)	By-Laws of Nuveen Taxable Closed-End Funds Organized as Massachusetts Business Trusts, Amended and Restated as of November 18, 2009, and adopted with respect to the Registrant on February 26, 2019, are filed herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Merger is filed herewith as Appendix B to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Form of Investment Management Agreement.*

(6)(b)	Form of Investment Sub-Advisory Agreement.*

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.*

(9)(b)	Appendix A to Amended and Restated Master Custodian Agreement, updated as of October 10, 2018.*

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated June 15, 2017.*

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated December 13, 2018.*

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

*	To be filed by amendment.

C-2

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that the executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Mergers.

C-3

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 21st day of March, 2019.

Nuveen Mortgage and Income Fund

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Cedric H. Antosiewicz	Chief Administrative Officer		March 21, 2019
Cedric H. Antosiewicz	(principal executive officer)

/s/ Stephen D. Foy	Vice President and Controller		March 21, 2019
Stephen D. Foy	(principal financial and accounting officer)

Terence J. Toth*	Chairman of the Board and Trustee	)
)
Margo L. Cook*	Trustee	)
)
Jack B. Evans*	Trustee	)	By: /s/ Gifford R. Zimmerman
		)	Gifford R. Zimmerman
William C. Hunter*	Trustee	)	Attorney-in-Fact
		)	March 21, 2019
Albin F. Moschner*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Margaret L. Wolff*	Trustee	)
)
Robert L. Young*	Trustee	)

*

An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and is filed herewith.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(1)	Declaration of Trust of Registrant, dated February 26, 2019.

(2)	By-Laws of Nuveen Taxable Closed-End Funds Organized as Massachusetts Business Trusts, Amended and Restated as of November 18, 2009, and adopted with respect to the Registrant on February 26, 2019.

(14)	Consent of Independent Auditor.

(16)	Powers of Attorney.